UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

ECOLAB INC.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ECOLAB®

CONSISTENT, HIGH PERFORMANCE

NOTICE OF 2026 ANNUAL MEETING AND PROXY STATEMENT

OUR PURPOSE
A trusted partner for millions of customers, Ecolab Inc. is a global leader in water, hygiene and infection prevention solutions and services that help protect people and the resources vital to life. For more than a century, Ecolab has advanced innovation by integrating science-based solutions, data-driven insights, AI technology and world-class service. This unique combination enables Ecolab to partner with customers to define what best-in-class looks like and scale it across their operations, helping them achieve peak performance.
Protecting people and the resources vital to life
Today, Ecolab has $16 billion in annual sales, 48,000 associates and customers in more than 170 countries and 40 industries. The company helps protect one-third of the world’s food production and a quarter of the power generated while delivering innovative solutions across food, healthcare, data centers, microelectronics, life sciences and hospitality. Ecolab’s comprehensive approach protects what’s vital, aiming by 2030 to help protect 2 billion people from infections and enough drinking water for 1 billion people while enhancing business performance.	Helping customers succeed
From hotels, restaurants and healthcare facilities to food and beverage plants, data centers, manufacturing plants and power generation facilities across the globe, Ecolab’s 25,000-strong sales-and-service team uses innovative solutions to help solve the most pressing challenges our customers face. Many of the world’s leading companies rely on Ecolab to help ensure product quality and guest satisfaction, maintain brand reputation and advance progress toward their operational and sustainability goals.	Providing personalized service
We believe Ecolab’s ultimate competitive advantage is found in our industry-leading sales-and-service force. Every customer challenge is unique, which is why we partner with customers in their facilities, providing innovative solutions, digital technologies and insights.	Developing innovative solutions
Our team of approximately 3,000 scientists, engineers, technical specialists and digital specialists create innovative solutions, including antimicrobials, dispensing and monitoring, personal and environmental hygiene, polymers, surfactants, solid chemistry, water management and data analytics, working to improve operational efficiency, product quality and safety for our customers.
THE VALUE WE DELIVER
Helping Customers Succeed while Protecting People and the Resources Vital to Life
We grow fast by enabling the best outcomes for people, planet, and business health, and working to deliver long-term value to customers and stockholders.

PEOPLE HEALTH	PLANET HEALTH	BUSINESS HEALTH
Help people thrive by protecting their individual health, the food they eat, and the spaces where they live and work	Help the planet thrive by protecting the earth’s climate and its most valuable resource: water	Help businesses thrive by protecting their reputations and their bottom line

Millions of Customers	100+ Year History of Innovation	Team of 48,000 Associates	$24.8M donated in 2025

A Message from Ecolab’s Chairman and Chief Executive Officer
DEAR FELLOW STOCKHOLDER:
2025 was another record year for Ecolab. Thanks to our 48,000 associates, we delivered record sales, earnings per share, operating income margins and free cash flow by staying focused on what matters most: taking care of our customers and each other. This approach continues to drive strong, consistent growth across the Company.
Our team delivered strong performance across our businesses. Institutional & Specialty helped hospitality customers improve performance, address labor challenges and run efficiently. Global Water drove growth by delivering measurable value across commercial and industrial markets and advanced major opportunities in the fast-growing microelectronics and data center industries. Life Sciences delivered another strong year in biopharma as demand for high standards in contamination control and purification grew. And Pest Elimination drove strong growth as our digitally connected smart devices expanded their reach and delivered stronger outcomes for customers.
A major highlight of the year was welcoming Ovivo Electronics to the Ecolab family. Its world-leading ultrapure water technology strengthens our position across the microelectronics value chain and enables a best-in-class circular water offering for the fast-growing semiconductor market. With Ovivo, we now have the capability to serve all three industries fueling Artificial Intelligence’s (AI) growth: fabs, power systems and data centers.
Innovation continued to fuel our progress. We introduced smarter, more automated, more sustainable solutions across our portfolio — from advanced liquid cooling for data centers to AI-enabled cleaning systems in food and beverage facilities and Purolite resins for life-saving drug production. These solutions combine science-based expertise, data-driven insights, AI technologies and world-class service. This unique blend is what defines Ecolab, as we help millions of customers across 40 industries in 170 countries deliver better outcomes, higher performance and minimized environmental impact. It’s why we know what best-in-class looks like and how to help every customer reach it.
Our purpose-driven growth was also recognized globally. Ecolab was named one of the World’s Most Admired Companies by Fortune, ranking first in our industry for the 12th year. We also earned a rare Double-A rating by CDP, the world’s leading environmental rating organization, and were named on the Ethical Companies list by Ethisphere for the 20th consecutive year.
Our momentum in AI was also recognized on Fortune’s AIQ ranking, which identifies companies best prepared to lead in the age of AI. Ecolab’s number nine position reflects how we apply advanced analytics and AI technologies that help customers operate more efficiently, drive growth and conserve water and energy. We are helping shape the future of AI by combining deep technical expertise with purposeful innovation.
As we look ahead, the world is growing more complex, and our diverse portfolio positions us well to help customers stay ahead. We win by delivering better business outcomes, stronger operational performance and lower environmental impact, and we continue to raise the bar by investing in our people, technologies and One Ecolab growth strategy. The momentum we built this year gives us a strong foundation for the years ahead, and with a more connected organization, advanced portfolio and deeper customer partnerships, we are well positioned to keep delivering high performance for our customers and shareholders.
I look forward to sharing more detailed updates at our upcoming Annual Meeting of Stockholders. You can find details of the business to be addressed in our Notice of Annual Meeting and the Proxy Statement. I invite you to join the live webcast at 9:30 a.m., Central Time on May 7, 2026, and make your vote count. To attend, vote and submit questions, please visit www.virtualshareholdermeeting.com/ECL2026 and enter the 16-digit control number found in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card.
I’m proud of what our team accomplished in 2025 and excited for what comes next. Thank you for your belief in Ecolab and in the work we do together. The best chapters of our story are ahead.
Christophe Beck
CHAIRMAN & CEO

A Message from Ecolab’s Lead Independent Director
DEAR FELLOW STOCKHOLDER:
As lead independent director, and on behalf of all Ecolab independent directors, I invite you to join the Company’s Annual Meeting of Stockholders on May 7, 2026, where you will hear important updates about Ecolab’s performance and have the opportunity to vote on the proposals included in the Notice of Annual Meeting and Proxy Statement.
As we reflect on 2025, I am pleased to share that Ecolab had another year of strong performance, disciplined execution and meaningful progress toward our long-term strategy. Ecolab continues to demonstrate resilience and innovation in a dynamic global environment, delivering results for customers while creating sustainable value for shareholders. Our performance this year once again reinforces the strength of our strategy, leadership and purpose-driven culture.
Ecolab delivered another year of strong returns while maintaining financial discipline. Together, we generated healthy top-line growth, improved margin performance and delivered strong free cash flow again in 2025. The company’s ability to consistently deliver these results — while continuing to invest in R&D, digital innovation, talent and growth opportunities — demonstrates focused leadership and a long-term mindset.
The Board remains confident in Ecolab’s financial strength and strategic direction. Maintaining a balanced and effective capital allocation framework remains a priority, including reinvesting to drive growth and announcing a 12% increase in our quarterly cash dividend — the 34th consecutive annual increase.
In May 2025, we welcomed Marion Gross to the Board as an independent director and member of the Compensation & Human Capital Management and the Safety, Health & Environment Committees. Marion’s extensive global business experience and deep knowledge of the global foodservice industry have already made her an exceptional asset to the Board.
In August 2025, we also welcomed Julie Whalen to the Board as an independent director and member of the Audit and Finance Committees. Julie’s comprehensive executive leadership experience and global perspective also had a significant impact.
In February 2026, Victoria Reich informed the Board that she would not stand for re-election at the Annual Meeting. Vicki has been a valued colleague and trusted advisor, consistently offering independent perspectives and her deep financial expertise and global leadership experience. We are deeply grateful for her 17 years of service, including seven years as Chair of the Audit Committee. We thank her for all the contributions she made to Ecolab and our team.
As Lead Independent Director, I remain committed to serving the best interests of Ecolab’s shareholders by ensuring our independent directors provide strong oversight and remain deeply engaged in the company’s most significant strategic and investment decisions. By continuing to prioritize engaging with investors, I’ve been able to incorporate their perspectives to help align Ecolab’s strategy with shareholder expectations. I’m also continuing to support ongoing Board refreshment by overseeing planned rotations of key Chair roles to bring fresh perspectives and ensure our governance remains rigorous, forward-looking and proactive.
As I look ahead, I remain confident in Ecolab’s ability to continue delivering strong performance and long-term value. I want to extend my sincere gratitude to our shareholders for their continued trust and support, which empower us to pursue our strategy with focus and ambition. I also am deeply appreciative of the Board’s steadfast leadership and their belief in Ecolab’s future. Their engagement and guidance strengthen our ability to advance our purpose, support our team and deliver sustainable growth for the years to come.
David W. MacLennan
LEAD INDEPENDENT DIRECTOR

Notice of 2026 Annual Meeting
TO THE STOCKHOLDERS OF ECOLAB INC.
The Annual Meeting of Stockholders of Ecolab Inc. will be held virtually on Thursday, May 7, 2026, at 9:30 a.m., Central Time, by means of a live webcast. We will vote on the matters described below, which are more fully explained in the Proxy Statement. Our Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting at a physical location.
MEETING INFORMATION
DATE AND TIME
Thursday, May 7, 2026 9:30 a.m., Central Time
VIRTUAL MEETING
To attend the Annual Meeting visit www.virtualshareholdermeeting.com/ECL2026 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card and follow the prompts.
You will be able to participate in the virtual annual meeting online, vote your shares electronically and submit questions during the meeting. For more information on how to vote, see “Voting Procedures” in the General Information section starting on page 87 of the Proxy Statement.

WHO MAY VOTE
Our Board of Directors has fixed the close of business on March 10, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.
PROPOSALS		BOARD RECOMMENDATION	SEE PAGE
1	Election of 13 director nominees named in the Proxy Statement to a one-year term ending in May 2027	FOR each director nominee	13
2	Approval, on an advisory basis, of the compensation of our named executive officers disclosed in the Proxy Statement	FOR	41
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year ending December 31, 2026	FOR	80
4	Stockholder proposal regarding an independent board chair policy, if properly presented at the meeting	AGAINST	83
5	Transaction of such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof

By Order of the Board of Directors, Jandeen M. Boone EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY March 23, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	This Notice of 2026 Annual Meeting, Proxy Statement and Annual Report to Stockholders of Ecolab Inc. are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT! PLEASE SUBMIT YOUR PROXY TODAY.
Your vote is a valuable part of the investment made in our Company and is the best way to influence corporate governance and decision-making. Please take time to read the enclosed materials and vote!
Please vote as promptly as possible by using any of the following methods:
INTERNET	TELEPHONE	MAIL	MOBILE DEVICE

You may vote by proxy by visiting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.
	Call 1-800-690-6903 using any touch-tone telephone	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope	Scan the QR code using your mobile device to go to www.proxyvote.com

You can also vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ECL2026, entering the 16-digit control number, and following the instructions. For more detailed Information, see the section entitled “Voting Procedures” beginning on page 87.

Proxy Summary
This proxy summary is intended to provide a broad overview of the items that you will find elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully before voting. We are first making this Proxy Statement and accompanying form of proxy available to our stockholders on March 23, 2026. References made below to “Ecolab,” “the Company,” “we,” “our,” or “us” are to Ecolab Inc.
BUSINESS HIGHLIGHTS
OUR 2025 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales	Organic Sales	Reported OI Margin	Organic OI Margin	Reported Diluted EPS	Adjusted Diluted EPS
+2%	+3%	(80) bps	+150 bps	(1)%	+13%

*
Organic Sales, Organic OI Margin and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix A for reconciliation information of these Non-GAAP financial measures to U.S. GAAP.

Organic sales grew 3% with all segments delivering growth.
Innovation continued to fuel our progress. We introduced smarter, more automated, more sustainable solutions across our portfolio — from advanced liquid cooling for data centers to AI-enabled cleaning systems in food and beverage facilities and Purolite resins for life-saving drug production. These solutions combine science-based expertise, data-driven insights, AI technologies and world-class service. This unique blend is what defines Ecolab, as we help millions of customers across 40 industries in 170 countries deliver better outcomes, higher performance and minimized environmental impact.

Our team generated strong organic sales growth in Global Pest Elimination and Global Life Sciences, and good organic sales growth in Global Institutional & Specialty and Global Water.
Organic operating income grew by double digits, as strong value pricing and improved productivity were partially offset by investments in the business.

This solid performance reflected continued value pricing backed by leading customer value, strong new business wins, and breakthrough innovation that helps our customers improve their performance while also reducing their operating costs.

ECOLAB PROXY STATEMENT 2026 1

Proxy Summary
AWARDS AND RECOGNITION
Recognized for commitment to sustainable and responsible corporate practices	Dow Jones Best-in-Class Indices Ranked on the 2024 World and North American Indices	EcoVadis Gold Medal 10th consecutive year

2026

WORLD'S MOST ETHICAL COMPANIES®

ETHISPHERE™

20-TIME HONOREE

	Ethisphere’s 2026 World’s Most Ethical Companies 20th consecutive year — every year since its inception	FT4Good Index Series Included in the series of benchmark and tradable indexes for ESG investors
MSCI AAA ESG Rating

Recognized for efforts toward the global good	JUST Capital & CNBC’S 2025 America’s Most JUST Companies 5th consecutive year on the JUST 100 List	Selling Power’s 2025 60 Best Companies to Sell For 19th time in 21 years

Recognized as an employer of choice	DEI’S 2025 Disability Equality Index Earned a top score of 100 on the Disability Index for the fourth consecutive year.	Global ERG Network’s GEN IMPACT Awards Ecolab’s ERG program was named a Top 10 Enterprise-Wide Program for the second year in a row.

Recognized as a leader in voluntary, transparent reporting	Global Reporting Initiative Reporting since 2005	CDP A Lists A Rankings for Climate Change and Water Security. Reporting since 2006
	Sustainability Accounting Standards Board Reporting since 2016	Task Force On Climate-Related Disclosures Reporting since 2018
2 CONSISTENT HIGH PERFORMANCE

Proxy Summary
GROWING FAST, GROWING OUR IMPACT, GROWING OUR TEAM
Ecolab operates at the intersection of global macrotrends that directly influence long-term growth and risk, including public health, climate change, artificial intelligence and increasing pressure on water and energy resources. These dynamics are reshaping customer demand and investment decisions across industries. At Ecolab, they reinforce the strength and relevance of our business model.
By improving operational performance while reducing water and energy use, Ecolab delivers measurable economic value at scale. Our best-in-class, outcomes-driven partnership model integrates science-based solutions, digital insights, and service expertise to help customers lower costs, manage risk, and operate more efficiently across more than 40 industries. This performance advantage enables growth in a resource-constrained world and strengthens long-term customer relationships built on shared value.
Ecolab’s financial performance and positive impact are mutually reinforcing. Reduced water and energy use, improved productivity and smarter operations translate directly into customer value creation and sustained business growth. And as demand for AI and other resource-intensive technologies accelerates, water management is becoming a critical enabler of growth. Ecolab is well positioned to help customers navigate this transition with solutions that support resilience, performance and long-term value creation.
ENABLING CUSTOMERS TO ACHIEVE EXPONENTIAL OUTCOMES
Ecolab helps customers do more with less by improving performance, increasing operational efficiency and advancing sustainable impact. Through a powerful combination of science-based solutions, data-driven insights and world-class service, Ecolab delivers compounding outcomes, benefiting both customers and the communities in which they operate. This is eROI: the exponential return on investment customers achieve when stronger business outcomes, efficiency gains and environmental progress reinforce one another. As Ecolab grows, these outcomes scale, amplifying impact and value across industries.

In 2024, we delivered value and impact to our customers:
ECOLAB PROXY STATEMENT 2026 3

Proxy Summary
OUR APPROACH

The Board uses a framework for key risks and opportunities considered to be most relevant to our long-term sustainability. This framework is informed by the 21 core metrics and disclosures outlined in the World Economic Forum (“WEF”) report entitled, Measuring Stakeholder Capitalism: Towards Common Metrics and Consistent Reporting of Sustainable Value Creation. Our framework aligns with the four themes in the WEF report — People, Planet, Prosperity and Principles of Governance. Responsibility for oversight of the metrics and disclosures included in the framework were assigned to the Board and its Committees through our Corporate Governance Principles, Committee Charters, and Core Agendas, based on the expertise of each Committee. Each year, the Board and its Committees review our Corporate Governance Principles, Committee Charters, and Core Agendas for alignment to the environmental stewardship, social responsibility, and sustainable business practices we aspire to achieve in accordance with this framework.

Board Oversight
Our Safety, Health and Environment (“SH&E”) Committee plays a prominent part in oversight, with responsibility for reviewing and overseeing our sustainability policies, programs, and practices that affect, or could affect, our employees, customers, stockholders and neighboring communities.
The SH&E Committee’s work is informed by our Sustainability Executive Advisory Team, led by the Senior Vice President and Chief Sustainability Officer. The Sustainability Executive Advisory Team monitors the risks and opportunities related to climate change and water stress, as well as our overall sustainability performance by collaborating with the global SH&E, supply chain, regulatory and corporate risk departments. The SH&E Committee receives regular updates from management on the Company’s sustainability goals and activities.
For example, the SH&E Committee’s sustainability reviews include: overall climate-related risks and progress towards Ecolab’s approved Science Based Climate Target aligned to a 1.5°C pathway to achieve net zero emissions by 2050, actions to implement the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), and water stewardship as a critical entry point to nature to inform and help guide our TCFD ambition.
Other committees of the Board, such as the Audit Committee, Governance Committee and the Compensation & Human Capital Management Committee follow a similar process for the sustainability and social responsibility topics over which they exercise oversight. The Board receives an annual presentation from members of the Sustainability Executive Advisory Team on our progress against our sustainability goals, and implementation of projects and related activities, which include management of water and climate-related issues, as appropriate. The Committees also report to the Board on their activities related to these topics. These activities contribute to the Board’s oversight of sustainability, climate- and water-related issues.
SUSTAINABILITY EXECUTIVE ADVISORY TEAM			BOARD OF DIRECTORS
	AUDIT COMMITTEE	GOVERNANCE COMMITTEE

	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
4 CONSISTENT HIGH PERFORMANCE

Proxy Summary
RECENT ACCOMPLISHMENTS
Environmental Stewardship

In 2025, management reported to the SH&E Committee on Ecolab’s progress toward its Positive Impact goals. This included performance related to improving water efficiency, reducing wastewater, mitigating water-related risks, advancing alternative energy sourcing and monitoring and managing nature and biodiversity risks as part of Ecolab’s water stewardship strategy.

Highlights of our efforts in 2025 include:

Reaffirming Ecolab’s commitment as a founding member of the Water Resilience Coalition (WRC), which has grown to 42 member companies representing more than $5 trillion in market capitalization. Ecolab also joined other participants in partnering with Water.org to launch Get Blue™, an initiative aimed at providing lasting access to safe water or sanitation for 200 million people by 2030.

Partnering with CDP to launch the Water Use Efficiency Index, a new benchmark designed to help companies measure, compare and improve operational water performance by providing sector- specific ranges for best-in-class efficiency and optimized targets.

Continuing leadership of the California Water Resilience Initiative (CWRI), convening leaders from business, government, philanthropy and civil society at the third annual California Water Resilience Forum to strengthen water resilience and address California’s projected water supply gap by 2030.

Supporting the scale-up of sustainable aviation fuel (SAF) through leadership in the Minnesota Sustainable Aviation Fuel Hub, applying Ecolab’s operational, water stewardship and renewable fuel expertise to help build an integrated SAF value chain and enable low-carbon aviation.

Making progress toward Positive Water Impact through achievement of Alliance for Water Stewardship (AWS) certification at 14 Ecolab facilities across Brazil, Chile, China, Mexico and the United States.

Deploying a geothermal field at Ecolab’s Innovation Center in Eagan, Minnesota, generating up to 56% of the campus’s energy demand from renewable sources and supporting progress toward the goal of halving operational greenhouse gas emissions by 2030 from a 2018 base year.

Social Responsibility
For over a century we have believed that doing the right thing, the right way, was good for business. This remains unchanged. More than ever, we believe that we will continue to grow fast by growing our net positive impact on people and the planet and by growing our teams. We believe that Ecolab’s long-term success, world-class innovation and best-in-class performance have benefited from a workplace that increasingly matches our end markets, and where individuals from all backgrounds are encouraged to reach their full potential. We believe in providing training and career development opportunities to all employees and in compensating and rewarding our employees equitably based on merit.
ECOLAB PROXY STATEMENT 2026 5

Proxy Summary
HUMAN CAPITAL MANAGEMENT HIGHLIGHTS
We also invested significant amounts of time and money in the growth and development of our associates globally.
603,553 HOURS	39 HOURS	$294
Collectively, total hours that employees spent on learning & development	On average, total hours of training & development we gave each of our employees	The average training & development expenditure per full-time employee
We primarily engage with the communities in which we operate through the Ecolab Foundation. Since 1986, the Ecolab Foundation has implemented community impact programs to support communities where our employees live and work, focusing on giving to local non-profit organizations in the areas of:
▪ youth and education	▪ arts and culture
▪ civic and community development	▪ environment, conservation, and water
Through this work, we engage in direct dialogue with a variety of community groups to understand what matters most and incorporate their feedback into our approach.
2025 IMPACT
$13M	to organizations that supported education, basic needs, job training, arts, and the environment
78%	of grants were aligned to our 2030 Impact aspirations, with focused support for organizations advancing social equity
Governance
We believe that strong and effective corporate governance is essential to our overall success and are committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. Our focus on governance carries through the organization and is an important part of Ecolab’s corporate culture.
POSITIVE IMPACT ON COMPANY CULTURE
Over 99% Annual Code of Conduct Training Completion	100% Regional Compliance Professional Coverage	Recognized as one of the World’s most Ethical Companies for 20 consecutive years
6 CONSISTENT HIGH PERFORMANCE

Proxy Summary
STOCKHOLDER OUTREACH AND ENGAGEMENT
We recognize the value of, and are committed to, engaging with our stockholders. We believe strong corporate governance includes proactive outreach and engagement with our stockholders on a regular basis and in a variety of settings throughout the year to better understand the issues that are important to them. These opportunities enable us to learn about matters important to our stockholders, driving improvements in our policies, communications and other areas. As part of our stockholder engagement program, our senior management team engaged with over 1,500 investors during 2025 on a variety of topics in a number of forums including quarterly earnings calls, investor and industry conferences, roadshows, analyst meetings, our biennial investor day, and individual corporate governance and sustainability-related discussions with stockholders. In 2025, our Lead Independent Director also participated in conversations with stockholders representing approximately 34% of our shares.
Our Year-Round Stockholder Engagement Program
STOCKHOLDER ENGAGEMENT IN 2025
INVESTORS CONTACTED	DISCUSSIONS HELD	PRIMARY TOPICS DISCUSSED
32 INVESTORS	14 INVESTORS	Governance and Oversight	Executive Compensation
Representing 52% Outstanding Shares	Representing 41% Outstanding Shares	Sustainability Programs	Human Capital Governance
ECOLAB PROXY STATEMENT 2026 7

Proxy Summary
WHO PARTICIPATED
▪ Lead Independent Director ▪ Senior Management ▪ Investor Relations ▪ Corporate Secretary
WHAT WE HEARD	HOW WE RESPONDED

Governance
▪
Our stockholders generally support the current Board leadership structure that has a combined Chairman/CEO and a strong Lead Independent Director.

▪
Stockholders remain interested in the Board’s refreshment efforts, indicating support for our ongoing, deliberate approach to refreshment.

▪
Information about the Lead Independent Director’s duties is on page 25.

▪
The Lead Independent Director participated in calls with stockholders representing 34% of Ecolab’s outstanding stock, further demonstrating the Board’s independence.

▪
The refreshment process is led by the Governance Committee as described on page 13.

Executive Compensation Program ▪ Stockholders generally support our executive compensation program.	▪ The Compensation & Human Capital Management Committee retained the overall structure and philosophy of our compensation plans and programs in 2025.
Sustainability and Human Capital ▪ Stockholders expressed support for our sustainability focus and the resources we direct towards attracting, retaining and developing our employees.	▪ We remain committed to our sustainability focus and to creating an engaging and inclusive culture.
8 CONSISTENT HIGH PERFORMANCE

Proxy Summary
BOARD OF DIRECTORS OVERVIEW
DIRECTOR NOMINEES
The Board of Directors is asking you to elect 13 director nominees. The table below provides summary information about the nominees. A nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against the nominee. For more information, see page 89.
NAME	PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	OTHER PUBLIC COMPANY BOARDS
Judson B. Althoff	CEO of Commercial Business, Microsoft Corporation	53	2024		0
Shari L. Ballard	CEO, Minnesota United FC	59	2018		0
Christophe Beck	Chairman and CEO, Ecolab Inc.	58	2020		1
Michel D. Doukeris	CEO, Anheuser-Busch InBev SA/NV	52	2025		2*
Eric M. Green	Chairman, President, and CEO, West Pharmaceutical Services, Inc.	56	2022		1
Marion K. Gross	Former Executive Vice President and Global Chief Supply Chain Officer, McDonald’s Corporation	65	2025		0
Michael Larson	Chief Investment Officer to William H. Gates III	66	2012		3
David W. MacLennan	Former Chairman and CEO, Cargill, Incorporated	66	2015		1
Tracy B. McKibben	Founder and CEO, MAC Energy Advisors LLC	57	2015		1
Lionel L. Nowell III	Former Senior Vice President and Treasurer, PepsiCo, Inc.	71	2018		2
Suzanne M. Vautrinot	President, Kilovolt Consulting, Inc.; retired Major General of the U.S. Air Force	66	2014		3
Julie P. Whalen	Former Executive Vice President and CFO, Expedia Group, Inc.	55	2025		0
John J. Zillmer	CEO and Director, Aramark	70	2006		2
Chairman of the Board of Directors	Lead Independent Director

*
As an integral part of his job duties as CEO of Anheuser-Busch InBev SA/NV (“AB InBev”), Mr. Doukeris sits on the boards of two publicly traded companies that are majority owned and controlled by AB InBev.

ECOLAB PROXY STATEMENT 2026 9

Proxy Summary
BOARD COMPOSITION AFTER THE ANNUAL MEETING
CORPORATE GOVERNANCE HIGHLIGHTS

Qualified and Engaged Board
Board Independence
Strong Lead Independent Director
Pay for Performance
Robust Shareholder Rights
Extensive Stockholder Engagement
Board Refreshment
Transparent Disclosures
Annual Election of Directors

12 of 13 director nominees are independent	Regular and deliberate Board of Directors refreshment, resulting in balanced tenure
We have a Lead Independent Director with robust duties who is selected by the independent directors	Our Code of Conduct reflects principles, values and expectations that align with our mission and culture
Board leadership rotations — rotated 80% of committee chairs since 2021	Robust stockholder rights, including market-standard proxy access, and the ability of stockholders to call a special meeting and act by written consent
10 CONSISTENT HIGH PERFORMANCE

Proxy Summary
COMPENSATION HIGHLIGHTS
COMPENSATION PROGRAM OBJECTIVES AND PHILOSOPHY
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives important to our success	Reward executives for contributions at a level reflecting our performance
COMPENSATION ELEMENT	2025 ACTIONS AND RESULTS
BASE SALARIES
▪
Our CEO, COO and CFO each received a 3.5% merit increase, in line with the principles and metrics used to deliver the Company’s U.S. salary increases broadly.

▪
Our EVP & President — Institutional Group received a 13.6% merit increase, which is intended to move his base salary towards the market median following his promotion to his current position in 2023.

ANNUAL CASH INCENTIVES
▪
Our CEO received a bonus payout at 148% of target based on the achievement of adjusted diluted EPS and the Growth & Impact modifier performance measures.

▪
Other NEOs received a bonus payout ranging from 132% to 149% of their respective targets, in each case based on adjusted diluted EPS and other performance measures applicable to them.

LONG-TERM INCENTIVES
▪
Long-term equity incentive awards consisted of 60% PBRSUs and 40% stock options. The overall target values of these awards were near or within the median range of our size-adjusted competitive market for each NEO.

▪
The PBRSUs granted in December 2025 for the 2026-2028 performance period (“2026-2028 PBRSUs”):

▪
utilize organic ROIC as the performance measure;

▪
incorporate a maximum performance payout of 200% for overperformance; and

▪
include a relative total shareholder return (“relative TSR”) modifier.

▪
The PBRSUs granted in December 2022 for the 2023-2025 performance period (“2023-2025 PBRSUs”) paid out at 100% of target award opportunities based on adjusted ROIC performance, which was the performance measure for PBRSU grants made prior to 2023.

ECOLAB PROXY STATEMENT 2026 11

Proxy Summary
We believe that our long-term equity incentive program, which typically accounts for at least half of our NEOs’ total annual compensation, is an effective tool in aligning our executives’ interests with those of our stockholders and in incentivizing long-term value creation.
For more information on our compensation philosophy and process, see page 46.
12 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
PROPOSAL 1 — ELECTION OF DIRECTORS	The Board of Directors recommends a vote FOR the election of each of the 13 nominees named in this Proxy Statement to a one-year term ending in 2027.
DIRECTOR NOMINEES
The Governance Committee of our Board of Directors has nominated the 13 persons named on the following pages for election at the 2026 Annual Meeting. If elected, the nominees will hold office as directors from election until the next Annual Meeting of Stockholders or until their successors are elected and qualified or until their death, resignation or removal. All of the nominees are currently Company directors who were appointed by stockholders at the 2025 Annual Meeting, except for Ms. Whalen. Ms. Whalen was elected to the Board effective August 6, 2025, and assigned to the Audit Committee and the Finance Committee. Ms. Whalen was initially referred by an external search firm that was retained to identify potential candidates, recommended by the Governance Committee and interviewed by independent members of the Board. We would like to thank our valued colleague, Victoria J. Reich, who is not standing for re-election, for her service and valuable contributions to the Board.
DIRECTOR SELECTION PROCESS
Our Governance Committee leads all efforts related to Board refreshment. Each year, our Governance Committee reviews its Board membership qualifications and assesses the composition of the Board against these criteria, with a focus towards ensuring that the Board includes directors who possess the necessary backgrounds, experiences, and knowledge, offer a range of perspectives, and demonstrate independent judgment. The Governance Committee seeks to ensure that directors have a wide range of professional and personal skills that will support meaningful contributions to the strategic vision of the Company and oversight of business risks. We believe directors with such diversity of skills and experiences provide a deeper and better understanding of our customers and the business environments in which they operate, our end markets, and our associate experiences in the global workforce. The Governance Committee also considers possible conflicts of interest, and any other factors it determines appropriate to meeting the needs of the Board at that particular time. Accordingly, and as set forth in the Governance Committee charter and the Corporate Governance Principles, the Governance Committee will identify, evaluate and recommend, and the Board nominates, candidates for election or re-election to the Board, based on criteria including the following:
▪
the highest standards of personal and professional integrity

▪
the ability and judgment to serve the long-term interest of our stockholders

▪
relevant background, professional expertise and experience relevant to our business that will contribute to the overall effectiveness of the Board

▪
broad business and social perspective

▪
demonstrated independence of thought and judgment

▪
the ability to communicate openly with other directors and to meaningfully participate in the Board’s decision-making process

▪
commitment to serve on the Board for a period of time that ensures continuity and sufficient time to develop knowledge about our business

▪
willingness to devote appropriate time and effort to fulfilling the duties and responsibilities of a Board member

▪
the ability and willingness to objectively appraise the performance of management

▪
any other factors the Committee deems appropriate to meeting the needs of the Board at that particular time

Under our Corporate Governance Principles, the preferable size of the Board is between 11 and 15 members, in order to facilitate effective discussion and decision-making, adequate staffing of Board Committees, and a desired mix of diversified experience and background. Effective as of the Annual Meeting, the size of our Board of Directors will be 13 members.
ECOLAB PROXY STATEMENT 2026 13

Corporate Governance and Board Matters
DIRECTOR RECRUITMENT PROCESS

Board composition is continuously analyzed to ensure alignment with strategy	Candidate recommendations are identified with input from directors, management, and other stakeholders	The Governance Committee screens qualifications, considers expertise and experience, interviews potential candidates, and recommends nominees	Board of Directors evaluates candidates, reviews conflicts and independence, interviews recommended candidates, and selects nominees	Stockholders vote on nominees at our Annual Meeting of Stockholders	Regular and deliberate refreshment resulting in balanced tenure and experience needed by the Company
DIRECTOR NOMINEE EXPERIENCE AND QUALIFICATIONS
The Board of Directors and the Governance Committee believe our director nominees possess the broad and diverse skills, experience, and background required to oversee management of our large and complex global business and to carry out their responsibilities as directors. The following chart provides a snapshot of the experience, expertise, and skills of our director nominees and our Board as a whole.
Director Experience, Expertise, and Skills
Our Board believes these experiences, expertise, and skills contribute to effective oversight of our strategy and operations and are aligned with our long-term business strategies.
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	IMPORTANCE TO ECOLAB
CEO experience	CEO experience provides proven experience driving change and growth, managing risk, and setting and executing corporate strategy.
Industry experience
This experience offers valuable insight into the market, technology, and operations of our largest businesses, including the Water business, Institutional & Specialty business, Life Sciences business, and Pest Elimination business.

Global business operations	With approximately 47% of sales outside the U.S., knowledge of global business operations is critical to assessing our business risks and opportunities.
Science / innovation	Experience solving problems as an engineer or scientist offers insights into technical innovations driving our corporate growth.
Accounting / financial expertise	The Board aims to have several members who qualify as financial experts to oversee management’s preparation of financial statements and internal accounting controls.
Human capital management	The Board values experience relevant to understanding our global employee population and related risks, as well as executive compensation expertise.
Water / energy	This expertise offers important insight into our strategic and operational goals to drive growth and higher returns through products that help customers achieve responsible water and energy use.
Digital / cybersecurity	Expertise in digital and cybersecurity fields supports oversight of our digital product offerings, as well as effective monitoring of cybersecurity, privacy and similar risks.
Supply chain and manufacturing	Supply chain experience offers insight into efficient operations, capital needs, and production strategies and perspective on our safety and sustainability initiatives.
Public company corporate governance	Experience on one or more other public company boards offers additional perspective on key governance and risk issues facing large corporations.
M&A	Experience with mergers, acquisitions, and divestitures offers insight into the strategic, operational, and financial impact of these transactions.
14 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
The following matrix highlights the mix of key skills and expertise that, among other factors, led the Board and the Governance Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director nominee. The absence of a mark does not mean that a particular director does not possess that qualification or skill.
DIRECTORS
DIRECTOR EXPERIENCE, EXPERTISE, AND SKILLS	ALTHOFF	BALLARD	BECK	DOUKERIS	GREEN	GROSS	LARSON	MACLENNAN	MCKIBBEN	NOWELL	VAUTRINOT	WHALEN	ZILLMER
CEO experience
Industry experience
Global business operations
Science / innovation
Accounting / financial expertise
Human capital management
Water / energy
Digital / cybersecurity
Supply chain and manufacturing
Public company corporate governance
M&A
The following charts illustrate the Board composition after the Annual Meeting.
ECOLAB PROXY STATEMENT 2026 15

Corporate Governance and Board Matters
Our Board selected these 13 director nominees based on their diverse set of skills, perspective, experience, employment and background, which align with our business strategy and contribute to the effective oversight of Ecolab.
In nominating Mr. Doukeris, the Board considered his role as CEO of AB InBev and his service on the boards of two publicly traded companies that are majority owned and controlled by AB InBev. The Board recognizes that Mr. Doukeris’ other board service is an integral part of his responsibilities as CEO of AB InBev. Since joining the Board, Mr. Doukeris has been an active and engaged participant in Board and Committee meetings and is readily available to management for consultation. His extensive global business leadership, operational expertise, and deep industry experience relevant to Ecolab’s businesses are highly valued by the Company and the Board.
In nominating Mr. Zillmer, the Board has once again evaluated Mr. Zillmer’s continued service as the Non-Executive Chairman of CSX Corporation and his current role as CEO and board member of Aramark. Our Board recognizes that certain proxy advisors and stockholders have raised questions about the public company commitments for Mr. Zillmer. Mr. Zillmer has been highly engaged since joining our Board in 2006, and in 2025, attended 100% of the Board meetings and 100% of meetings of committees on which he serves. Mr. Zillmer is a fully active participant in our Board meetings and deliberations, is readily available for consultation with other independent directors, is a recognized leader among the Board for his responsiveness in between meetings, and serves an important role in the strong, independent oversight of management. Mr. Zillmer’s deep knowledge of the Company’s Institutional business, significant public company board experience and his proven leadership as CEO of three different companies over the course of his career are all highly valued by Ecolab and its Board.
Our Board strongly believes that Mr. Doukeris and Mr. Zillmer have demonstrated, and will continue to demonstrate, their ability to devote sufficient time and capacity needed to carry out the obligations as Board members for Ecolab including their respective Committee duties. After thorough consideration and assessment of their ongoing performance as an Ecolab Board member, the Board unanimously recommends the re-election of Mr. Doukeris and Mr. Zillmer at the Annual Meeting.
The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. If, for any reason, any nominee becomes unavailable for election prior to our Annual Meeting, the proxies solicited by our Board of Directors will be voted for such substituted nominee as is selected by our Board of Directors, or our Board of Directors, at its option, may reduce the number of directors constituting the entire Board.
16 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
These are the Board’s nominees for the Board of Directors, as recommended by the Governance Committee:
JUDSON B. ALTHOFF
Committee Membership ▪ Finance ▪ Safety, Health & Environment Age 53 Director since 2024 Independent
Reasons for Nomination
Mr. Althoff leads a large, global commercial workforce at one of the world’s preeminent technology and digital innovation companies.
Mr. Althoff has demonstrated success managing complex commercial, financial and sales operations across a global business. The Board benefits from his deep knowledge of artificial intelligence, cloud computing and the global technology ecosystem.
Mr. Althoff’s experience growing commercial sales at scale through customer-focused innovations provides an important perspective for Ecolab’s growth strategy. His high-tech expertise contributes to the Board’s oversight of the strategy and risks associated with Ecolab’s technology investments and digital capabilities.

Career Highlights
Microsoft Corporation, a global technology company
▪
Chief Executive Officer of Commercial Business
(2025-present)

▪
EVP & Chief Commercial Officer (2020-2025)

▪
EVP Worldwide Commercial Business (2016-2020)

▪
President, Microsoft North America (2013-2016)

Oracle Corporation
▪
SVP Worldwide Alliances & Channels Embedded Sales (2009-2012)

Education
▪
MS, Mechanical Engineering, Illinois Institute of Technology

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Science / innovation
Human capital management
Digital / cybersecurity
SHARI L. BALLARD
Committee Membership ▪ Audit ▪ Safety, Health & Environment Age 59 Director since 2018 Independent
Reasons for Nomination
Ms. Ballard is a seasoned executive with deep brand-building expertise, whose background enables her to contribute significant strategic insight into growing Ecolab’s businesses and developing talent.
Ms. Ballard has extensive experience growing large, geographically dispersed businesses through her focus on deep customer relationships and talent management.
As a current CEO, she has demonstrated business strategy execution, a strong track record of success in brand management and the ability to transform businesses. Ms. Ballard also provides the Board with expertise in e-commerce, as well as extensive talent management experience at large scale, international organizations. In addition to her corporate functional experience in human resources, call centers, and real estate, she has held several international roles, which included responsibility for transformation efforts in Canada, China, Europe, and Mexico.

Career Highlights
Minnesota United FC, the professional soccer team of Minnesota
▪
Chief Executive Officer (2021-present)

Best Buy Co., Inc., a consumer electronics retail company
▪
Advisor (2018-2019)

▪
Senior Executive Vice President and President, Multi-Channel Retail, with responsibility for all U.S. Best Buy stores

▪
e-commerce, customer call centers, Best Buy Mexico and real estate strategy (2017-2018)

▪
President, U.S. Retail (2014-2017)

▪
Chief Human Resources Officer (2013-2016)

▪
President — Americas, with responsibility for business in the U.S. and Mexico (2010-2012)

▪
President — International, with responsibility for business in Canada, China, Europe, and Mexico (2002-2014)

Education
▪
BA, University of Michigan-Flint

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Human capital management
Digital / cybersecurity
Public company corporate governance
M&A
ECOLAB PROXY STATEMENT 2026 17

Corporate Governance and Board Matters
CHRISTOPHE BECK
Committee Membership ▪ Safety, Health & Environment Age 58 Director since 2020 Not Independent | Chairman and CEO
Reasons for Nomination
Mr. Beck has deep and direct knowledge of Ecolab’s businesses and operations, including its mission to deliver on its growth, performance and sustainability programs.
Mr. Beck has more than 30 years of global marketing, sales, and management experience in Europe, Asia, and North America, including 18 years at Ecolab where he held leadership roles within the Industrial, Nalco Water, International and Institutional businesses, and oversaw the integration of the Nalco acquisition.
In addition, his experience at Nestlé included senior leadership positions where he ran several of the company’s major businesses.
Mr. Beck’s strong scientific and technological background and deep understanding of Ecolab’s products and innovations provide a perspective that is valued by the Board in setting growth and sustainable profitable growth strategies.

Career Highlights
Ecolab Inc.
▪
Chairman and Chief Executive Officer (2022-present)

▪
Chairman, Chief Executive Officer and President (2022)

▪
Chief Executive Officer (2021-2022)

▪
President and Chief Operating Officer (2019-2020)

▪
Served in several senior leadership roles within the Industrial, Nalco Water, International, and Institutional operations (2007-2019)

Nestlé
▪
Served as a senior executive for 16 years

European Space Agency
▪
Worked on the European space shuttle project HERMES

Industry Recognition
▪
Nominated as a Young Global Leader of the World Economic Forum in 2006, for his accomplishments and commitment to shape a better world

Education
▪
MS, Mechanical Engineering & Aerodynamics, École polytechnique fédérale de Lausanne

Other Directorships — Current
▪
Delta Air Lines, Inc. (2025-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Global business operations
Science / innovation
Water / energy
Digital / cybersecurity
MICHEL D. DOUKERIS
Committee Membership None Age 52 Director since 2025 Independent
Reasons for Nomination
Mr. Doukeris brings to the Board extensive global business experience and deep industry experience relevant to Ecolab’s businesses.
As CEO of AB InBev, he manages a large and complex global company. Through leadership positions with AB InBev in the United States, Asia and South America, Mr. Doukeris has gained extensive global leadership and operational experience in the food and beverage industry, allowing him to provide valuable insight to Ecolab’s Water, Institutional and Pest businesses. Mr. Doukeris has demonstrated ability to lead talent and drive business results globally in both developed and developing markets.
Additionally, AB InBev operates in many environments with water scarcity challenges; Mr. Doukeris has led his company in recent efforts focused on sustainability. This experience will provide Ecolab with insights to help advance our customers’ sustainability initiatives.

Career Highlights
AB InBev, a multinational beverage company and the largest brewer in the world. AB InBev has a global production, sales and distribution footprint, with a focus on sustainable operations.
▪
Chief Executive Officer (2021-present)

▪
President, North America Zone (2018-2021)

▪
Global Chief Sales Officer (2016-2017)

▪
President, Asia Pacific Zone (2012-2016)

▪
President, China (2010-2012)

▪
Ambev, S.A. (Brazil), various positions (1996-2010)

Education
▪
B.S. Chemical Engineering, Federal University of Santa Catarina

▪
Master’s Degree in Marketing, Fundação Getulio Vargas

▪
Post-graduate programs in Marketing and Marketing Strategy, Kellogg School of Management and Wharton Business School

Other Directorships — Current
As an integral part of his role as CEO of AB InBev, Mr. Doukeris serves on the following boards:
▪
Ambev S.A., majority-owned and controlled subsidiary of AB InBev, publicly traded on Brazil stock exchange and NYSE (2021-present)

▪
Budweiser Brewing Company APAC Limited, majority-owned and controlled subsidiary of AB InBev, publicly traded on Hong Kong stock exchange (2021-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
Water / energy
18 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
ERIC M. GREEN
Committee Membership ▪ Compensation & Human Capital Management (Chair) ▪ Governance Age 56 Director since 2022 Independent
Reasons for Nomination
Mr. Green offers the Board global operational experience and extensive knowledge of the healthcare and life sciences industries.
With nearly 30 years of experience leading global pharma services and life science companies, Mr. Green has a deep understanding of business operations in these industries. His knowledge contributes to the Board’s oversight of risk in the highly regulated life sciences business and also offers insight into the business’ strategic opportunities.
His perspective on compensation and talent management in a technical and competitive market also contributes to the Board’s oversight of Ecolab’s talent management and succession planning. Mr. Green also provides relevant knowledge and insight into business practices within a global manufacturing and distribution environment.

Career Highlights
West Pharmaceutical Services, Inc., a manufacturer of packaging components and delivery systems for injectable drugs and healthcare products
▪
Chairman (2022-present)

▪
President and Chief Executive Officer (2015-present)

Sigma-Aldrich Corporation
▪
Executive Vice President and President for the Research Markets business unit (2013-2015)

▪
Served in multiple regional, commercial, and operational leadership roles around the world during a 20-year career

Education
▪
Bachelor’s degree in chemistry from Bethel University in St. Paul, Minnesota

▪
Master of Business Administration from the Olin Business School-Washington University in St. Louis, Missouri

Other Directorships — Current
▪
West Pharmaceutical Services, Inc. (2015-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Human capital management
Supply chain and manufacturing
MARION K. GROSS
Committee Membership None Age 65 Director since 2025 Independent
Reasons for Nomination
Throughout Ms. Gross’ distinguished career as a supply chain executive, she has gained extensive leadership experience in the areas of manufacturing, safety, and sustainability.
She offers the Board insights into enterprise risk management related to production and transportation operations, supply chain digitalization, sustainability, business resiliency and international trade. Ms. Gross’ experience in one of Ecolab’s key customer markets — quick service restaurants — will also contribute to her oversight of Ecolab’s business strategy.
She has significant human capital management experience, successfully leading large and diverse global teams and contributing to corporate governance of human capital and safety matters.

Career Highlights
McDonald’s Corporation, the world’s leading quick-service restaurant brand, that franchises and operates restaurants globally
▪
Executive Vice President, Global Chief Supply Chain Officer (2022-2025)

▪
Senior Vice President, North America Supply Chain and US Sustainability (2013-2022)

▪
Various leadership positions in supply chain and business affairs (2003-2013)

Education
▪
Bachelor of Science Degree in Transportation & Physical Distribution from Western Illinois University

▪
Certificate on Leadership in the Global Enterprise Program from Thunderbird, The American Graduate School of International Management

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Global business operations
Human capital management
Water / energy
Supply chain and manufacturing
ECOLAB PROXY STATEMENT 2026 19

Corporate Governance and Board Matters
MICHAEL LARSON
Committee Membership ▪ Finance (Chair) ▪ Safety, Health & Environment Age 66 Director since 2012 Independent
Reasons for Nomination
Mr. Larson has deep investment expertise and broad understanding of the capital markets, business cycles and capital efficiency, and allocation practices.
As a professional investor and as the chief investment officer of Ecolab’s largest stockholder, Mr. Larson provides the Board with a long-term stockholder perspective and more than three decades of investment acumen. Together with his years of service as a public company board member, Mr. Larson’s experience as a long-term investor in several multi-national industrial companies has given him deep corporate governance expertise and a well-informed view on the unique strategic issues faced by companies such as Ecolab. His background offers the Board important insights into capital allocation, Ecolab’s financial risks and opportunities, and the financial issues facing large industrial corporations.
Throughout his career, Mr. Larson has gained extensive experience related to advancing corporate sustainability and employee safety initiatives.

Career Highlights
Cascade Investment, L.L.C., the investment office for William H. Gates III, and the Gates Foundation Trust
▪
Chief Investment Officer, responsible for Mr. Gates’ non-Microsoft investments, as well as the investment assets of the Gates Foundation Trust (1994-present)

Education
▪
BA, Economics, Claremont McKenna College

▪
MBA, University of Chicago

Other Directorships — Current
▪
Fomento Económico Mexicano, S.A.B. de C.V. (2011-present)

▪
Republic Services, Inc. (2009-present)

▪
Member and Trustee of several Western Asset Management closed-end and mutual funds (2004-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Industry experience
Accounting / financial expertise
Human capital management
Public company corporate governance
M&A
DAVID W. MACLENNAN
Committee Membership ▪ Compensation & Human Capital Management ▪ Governance (Chair) Age 66 Director since 2015 Independent | Lead Independent Director
Reasons for Nomination
Mr. MacLennan’s experience in various top leadership positions at Cargill, one of the world’s largest multinational companies, enables him to contribute invaluable strategic insights, exercise strong risk and financial management skills, and provide significant strategic planning insights to the Board.
His background guiding a large, complex, global organization in the role of CEO and Chairman of the board at Cargill, as well as his service as a director on the Caterpillar board, provides a wealth of corporate governance expertise relevant to his role as the Lead Independent Director and Chair of the Governance Committee.
In addition, his deep knowledge of the food production industry is valuable to the Board in assessing strategic business opportunities and addressing global supply chain risks.

Career Highlights
Cargill, Incorporated, a privately held company and world-leading producer and marketer of food, agricultural, financial, and industrial products and services
▪
Executive Chair of the Board (2023)

▪
Chairman of the Board (2015-2022)

▪
Chief Executive Officer (2013-2022)

▪
Chief Operating Officer (2011-2013)

▪
Chief Financial Officer (2008-2011)

▪
President, Cargill Energy (2002-2008)

▪
Served in the Financial Markets Division in the Minneapolis and London offices (1991-2000)

USBancorp Piper Jaffray
▪
President of Fixed Income Capital Markets, based in Minneapolis (2000-2002)

Chicago Board of Trade and Board of Options Exchange
▪
Member, in the futures and securities sector in Chicago

Education
▪
BA. English, Amherst College

▪
MBA, Finance, University of Chicago

Other Directorships — Current
▪
Caterpillar Inc. (2021-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
CEO experience
Industry experience
Global business operations
Accounting / financial expertise
Supply chain and manufacturing
20 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
TRACY B. MCKIBBEN
Committee Membership ▪ Compensation & Human Capital Management ▪ Governance Age 57 Director since 2015 Independent
Reasons for Nomination
Ms. McKibben is an international energy and environmental technology expert with a focus on innovation that drives environmental impact in the areas of alternative and renewable energy, clean technology, water, infrastructure, and sustainability management.
Ms. McKibben’s considerable strategic experience advising energy companies and multinational corporations on strategic investments, M&A, and energy policy helps the Board shape Ecolab’s business strategy and oversee the company’s risks. She also offers her insight into driving corporate performance through successful human capital and compensation strategies.
Ms. McKibben also has gained extensive public sector and international experience working at the U.S. Department of Commerce and within the National Security Council at The White House where she advised the President of the United States, Cabinet Secretaries and other senior officials on various matters. This experience provides the Board with insights to address the challenges associated with Ecolab’s global business operations.

Career Highlights
MAC Energy Advisors LLC, an investment and operating company that, along with its associated funds, focuses on environmentally-conscious energy and infrastructure assets that provide carbon-reducing and sustainable solutions across a global platform
▪
Founder and Chief Executive Officer (2010-present)

Citigroup Global Markets
▪
Managing Director and Head of Environmental Banking Strategy (2007-2009)

National Security Council at the White House
▪
Director of European Economic Affairs and EU Relations and Acting Senior Director for European Affairs (2003-2007)

U.S. Department of Commerce
▪
Served in various senior advisory roles (2001-2003)

Education
▪
BA, Political Science, West Virginia State University

▪
Doctorate of Humane Letters, West Virginia State University

▪
JD, Harvard Law School

Other Directorships — Current
▪
Huntington Ingalls Industries, Inc. (2018-present)

Other Directorships — Past 5 Years
▪
Fast Radius, Inc., formerly ECP Environmental Growth Opportunities Corp. (2021-2022)

Key Skills
Global business operations
Science / innovation
Accounting / financial expertise
Water / energy
M&A
LIONEL L. NOWELL III
Committee Membership ▪ Audit (Chair) ▪ Finance Age 71 Director since 2018 Independent
Reasons for Nomination
Mr. Nowell is a highly experienced board member, with extensive financial expertise.
Mr. Nowell provides the Board with operational and financial management acumen gathered from more than 30 years in the consumer products industry, including his service as the Senior Vice President and Treasurer of a multi-national food and beverage company. His technical expertise spans the topics of corporate finance, credit and treasury, financial analysis and reporting, accounting and controls, capital markets, acquisitions / divestitures, and international business operations.
Mr. Nowell contributes to the Board strong leadership skills gained over the course of his career.
His experience over the years on various public company boards contributes strong governance skills and extensive knowledge in the areas of financial controls, strategy development and execution, and risk management.

Career Highlights
PepsiCo, Inc., a food and beverage company
▪
Senior Vice President and Treasurer (2001-2009)

▪
Executive Vice President and Chief Financial Officer, The Pepsi Bottling Group (2000-2001)

▪
Senior Vice President and Controller (1999-2000)

RJR Nabisco, Inc.
▪
Senior Vice President, Strategy and Business Development (1998-1999)

Diageo plc
▪
Held various senior financial roles at the Pillsbury division, including Chief Financial Officer of its Pillsbury North America, Pillsbury Foodservice, and Häagen-Dazs divisions (1991-1998)

Education
▪
BSBA, Finance/Accounting, The Ohio State University

Other Directorships — Current
▪
Bank of America Corporation (2013-present)

▪
Textron Inc. (2020-present)

Other Directorships — Past 5 Years
▪
American Electric Power Company (2004-2020)

Key Skills
Global business operations
Accounting / financial expertise
Water / energy
Public company corporate governance
M&A
ECOLAB PROXY STATEMENT 2026 21

Corporate Governance and Board Matters
SUZANNE M. VAUTRINOT
Committee Membership ▪ Audit ▪ Safety, Health & Environment (Chair) Age 66 Director since 2014 Independent
Reasons for Nomination
Major General Vautrinot brings a unique perspective to the Board with her 31-year military career. Having led large and complex organizations, she provides insights into the operational challenges facing large global organizations.
As an expert in cybersecurity, she contributes to the Board’s oversight of risk in this area. In addition, General Vautrinot has significant experience in strategic planning, organizational design, and change management, which allows her to provide advice and insight to Ecolab as its business grows and develops. This focus is also relevant to her role as Chair of the Safety, Health & Environment Committee, which provides oversight and strategy for many of Ecolab’s global safety and sustainability programs, which impact all aspects of the global business.
Her experience on the corporate boards of multiple public companies also enhances her contributions in the areas of governance, strategy and risk, and opportunity assessment.

Career Highlights
Kilovolt Consulting, Inc., a cyber security consulting firm
▪
President (2013-present)

U.S. Air Force
▪
Retired Major General, Air Force (2013)

▪
Commander, 24th Air Force and Commander, Air Forces Cyber, responsible for cyber defense operations (2011-2013)

▪
Director of Plans and Policy, U.S. Cyber Command, Special Assistant to the Vice Chief of Staff — U.S. Air Force
(2010-2011)

Commander USAF Recruiting Service (2006-2008)
▪
Assignments included space and cyber operations, plans and policy and strategic security

▪
Served on the Joint Staff, the staffs at major command headquarters, and Air Force headquarters

▪
Selected by military leaders and White House officials to spearhead high-profile engagements on multiple occasions

Education
▪
BS, U.S. Air Force Academy

▪
MS, University of Southern California

▪
National Security Fellow, John F. Kennedy School of Government, Harvard University

Other Directorships — Current
▪
CSX Corporation (2019-present)

▪
Wells Fargo & Company (2015-present)

▪
Parsons Corporation (2014-present)

Other Directorships — Past 5 Years
▪
None

Key Skills
Science / innovation
Human capital management
Water / energy
Digital / cybersecurity
Public company corporate governance
JULIE P. WHALEN
Committee Membership ▪ Audit ▪ Finance Age 55 Director since 2025 Independent
Reasons for Nomination
Ms. Whalen is an accomplished financial executive and business leader with deep experience in the retail, technology and hospitality sectors.
Ms. Whalen brings to the Board extensive expertise in managing complex financial organizations and driving profitability as a global public company CFO, which will strengthen the Board’s finance and audit capabilities, as well as how the Board addresses changing global markets and delivers winning business strategies.
Her public company board experience, including as Chair of the Audit Committee at Expedia, brings deep knowledge of corporate governance, risk management and strategic planning to the Board.

Career Highlights
Expedia Group, Inc., a global travel company
▪
Executive Vice President and Chief Financial Officer
(2022-2025)

Williams-Sonoma, Inc.
▪
Executive Vice President and Chief Financial Officer
(2012-2022)

▪
Held various senior financial management positions, including Corporate Controller and Treasurer (2001-2012)

Education
▪
B.S., Accounting, Pepperdine University

▪
Juris Doctor, Pepperdine University

Other Directorships — Current
▪
None

Other Directorships — Past 5 Years
▪
Expedia Group, Inc. (2019-2024)

Key Skills
Industry experience
Global business operations
Accounting / financial expertise
Public company corporate governance
M&A
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Corporate Governance and Board Matters
JOHN J. ZILLMER
Committee Membership ▪ Compensation & Human Capital Management ▪ Finance Age 70 Director since 2006 Independent
Reasons for Nomination
Mr. Zillmer has long and proven leadership and operational experience in one of Ecolab’s largest markets.
Mr. Zillmer has extensive experience leading companies as a seasoned CEO and director, bringing to the Board his wealth of experience in setting and executing on corporate strategy and overseeing risk. He has served as CEO of three different global companies, providing a varied and deep perspective on executive management of global organizations.
Mr. Zillmer has significant operational knowledge of industries key to Ecolab’s business operations, including the chemicals manufacturing industry, food service industry, and global hygiene industry. He has proven capabilities for leading companies with large workforces and managing talent.
His current and past roles on the boards of CSX, Veritiv, Performance Food Group, Reynolds American, Univar, and Allied Waste have provided him with significant public company board governance skills and broad leadership perspective.

Career Highlights
Aramark, a global provider of food, facilities management, and uniform services
▪
Chief Executive Officer (October 2019-present)

▪
Held various senior executive positions, ultimately becoming President of Global Food and Support Services (1986-2005)

Univar Inc.
▪
Executive Chairman (2012)

▪
President and Chief Executive Officer (2009-2012)

Allied Waste Industries
▪
Chairman and Chief Executive Officer (2005-2008, when it merged with Republic Services, Inc.)

Education
▪
MBA, Northwestern University’s Kellogg School of Management

Other Directorships — Current
▪
Aramark (2019-present)

▪
CSX Corporation (2017-present)

Other Directorships — Past 5 Years
▪
Veritiv Corporation (2014-2020)

Key Skills
CEO experience
Industry experience
Human capital management
Public company corporate governance
M&A

The Board of Directors recommends a vote FOR the election of each of the 13 nominees named in this Proxy Statement to a one-year term ending in 2027.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR each of the 13 nominees named in this Proxy Statement.

ECOLAB PROXY STATEMENT 2026 23

Corporate Governance and Board Matters
CORPORATE GOVERNANCE
OVERVIEW
Our Board of Directors and our senior leadership team believe that strong and effective corporate governance is essential to our overall success. The Board is committed to maintaining a corporate governance structure that promotes long-term stockholder value and supports Ecolab’s policies and programs that affect, or could affect, our employees, customers, stockholders, and neighboring communities. Our Board reviews our major governance policies, practices and processes regularly in the context of current corporate governance trends, investor feedback, regulatory changes and recognized best practices. The following table provides an overview of our corporate governance structure and processes, including key aspects of our Board operations.
CORPORATE GOVERNANCE BEST PRACTICES
BOARD CONDUCT & OVERSIGHT	INDEPENDENCE & PARTICIPATION	STOCKHOLDER RIGHTS
Regular engagement with management on business strategy and annual approval of strategic plan	12 of 13 director nominees are independent based on New York Stock Exchange (“NYSE”) listing standards	Proxy access on market terms
Corporate governance policies addressing retirement age	Executive sessions of independent directors held at each Board and committee meeting	Stockholder ability to request special meetings at 25% threshold
Code of Conduct that applies to all directors, executive officers, and employees	Lead Independent director with robust duties	Stockholders can act by written consent
Periodic review of corporate governance best practices and developments	Regular Board refreshment and mix of tenure of our directors	Majority voting in uncontested director elections with a director resignation policy
Significant time devoted to succession planning and leadership development	Periodic refreshment of committee chairs and Lead Independent Director	No “poison pill”
Annual Board and committee evaluations	All Committee Chairs are independent	The Certificate of Incorporation and Bylaws do not include supermajority voting requirements to amend
Adopted policies to encourage diversity in director searches to expand the pool from which candidates are chosen, with the director nominees ultimately selected based on merit	Our directors participate in educational programs relating to corporate governance and business-related issues, and we provide funding for these activities	Directors elected annually
More details are available in our Corporate Governance Principles, which can be found on our website at www.investor.ecolab.com/
governance/corporate-governance.
DIRECTOR INDEPENDENCE
Our Corporate Governance Principles provide that the Board will have a majority of independent directors who meet the criteria required for independence under the NYSE listing standards and our Director Independence Standards. To be considered independent, the Board must determine that a director has no material relationship with the Company (including its consolidated subsidiaries). Under these standards, the Board of Directors has affirmatively determined that each of our non-management director nominees is independent. The Board of Directors also previously affirmatively determined that Victoria J. Reich, who is not standing for re-election, is independent and, that Arthur J. Higgins, who did not stand for reelection at the 2025 Annual Meeting, was independent during the time that he served as a director.
The Board determined that Christophe Beck is not independent due to his current status as Chief Executive Officer. The Board also determined that each member of the Audit Committee and the Compensation & Human Capital Management Committee meets the heightened independence standards required for such committee members under the applicable NYSE listing and Securities and Exchange Commission (“SEC”) standards.
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Corporate Governance and Board Matters
BOARD LEADERSHIP STRUCTURE
CHRISTOPHE BECK	DAVID W. MACLENNAN
Chairman of the Board of Directors and Chief Executive Officer	Lead Independent Director
Our Board of Directors is led by Christophe Beck, our Chief Executive Officer and a member of the Board of Directors.
The Board of Directors strongly believes that independent board oversight is vital. As a result, under our corporate governance framework, our Lead Independent Director and independent directors have strong oversight of management and the Company’s governance.
As provided in our Corporate Governance Principles, the independent directors appoint a Lead Independent Director when (i) the offices of Chairman and Chief Executive Officer are held by the same person or (ii) when the Chairman is a different person than the Chief Executive Officer, but the Chairman has been determined by the Board of Directors not to be independent.
Responsibilities and powers of the Lead Independent Director, as enumerated in our Corporate Governance Principles, include:
▪
calling meetings of the independent directors;

▪
presiding over meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which occur at every regularly scheduled meeting of the Board;

▪
acting as a liaison between the Chairman and the independent directors;

▪
reviewing and approving meeting schedules to ensure there is sufficient time for discussion of all agenda items;

▪
reviewing and approving information sent to the directors;

▪
reviewing and approving meeting agendas and management participants at meetings of the Board; and

▪
engaging with stockholders in appropriate circumstances.

As stated in our Corporate Governance Principles, the Board believes it is in the best interests of our stockholders to have a flexible policy relating to the offices of Chairman and Chief Executive Officer and whether they are to be held by one person or two. Our Board evaluates its organizational structure every year, including its leadership. The Governance Committee leads this process, taking into account the results of the Board’s review of its own effectiveness, the performance and commitments of the Chairman and Lead Independent Director, and the current needs of the Board in overseeing the strategy and risks of the Company. The Governance Committee is also responsible for Board refreshment efforts and Committee assignments, ensuring that independent directors shape the Board’s membership and operation.
Mr. Beck was first appointed as Chairman in May 2022, and Mr. MacLennan was first elected as Lead Independent Director in May 2023. The Board continues to believe that at this time, combining our CEO and chairman offices under Mr. Beck, while maintaining the important role of the Lead Independent Director, is the most appropriate leadership structure for the Company and best serves the interests of our stockholders. In making this determination, the Board considered numerous factors, including:
▪
the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer;

▪
the significant operating experience and qualifications of Mr. Beck, including 18 years at Ecolab where he held leadership roles within the Water, International, and Institutional businesses;

▪
the importance of deep Ecolab knowledge in exercising business judgment in leading the Board;

▪
the size and complexity of our business;

▪
the significant business experience and tenure of our independent directors; and

▪
the qualifications and role of our Lead Independent Director.

EXECUTIVE SESSIONS
The independent directors meet privately at every meeting of the Board and at each Committee of the Board. The independent directors also meet in executive session at other times during Board meetings at the request of any independent director.
ECOLAB PROXY STATEMENT 2026 25

Corporate Governance and Board Matters
BOARD COMMITTEES
The Board of Directors has five standing Committees:

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
The table below indicates the current members of each Board committee.
ECOLAB COMMITTEE MEMBERSHIP
NAME	AUDIT	COMPENSATION & HUMAN CAPITAL MANAGEMENT	FINANCE	GOVERNANCE	SAFETY, HEALTH & ENVIRONMENT
Judson B. Althoff
Shari L. Ballard
Christophe Beck
Michel Doukeris
Eric M. Green
Marion K. Gross
Michael Larson
David W. MacLennan
Tracy B. McKibben
Lionel L. Nowell III
Victoria J. Reich
Suzanne M. Vautrinot
Julie P. Whalen
John J. Zillmer
Chairman of the Board of Directors	Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert
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Corporate Governance and Board Matters
AUDIT COMMITTEE				6 MEETINGS IN 2025

Lionel L. Nowell III (Chair)	Shari L. Ballard	Michel D. Doukeris	Victoria J. Reich	Suzanne M. Vautrinot	Julie P. Whalen
ALL MEMBERS OF THE AUDIT COMMITTEE ARE INDEPENDENT

Independence and Financial Expertise
▪
The Board of Directors has determined that each member of the Audit Committee is “independent” under applicable NYSE and SEC requirements and is “financially literate” under applicable NYSE requirements.

▪
Further, the Board has determined that each of Mr. Nowell, Ms. Reich and Ms. Whalen is an “audit committee financial expert” under the SEC’s rules.

Report
▪
The Audit Committee Report begins on page 81 of this Proxy Statement.

Charter
▪
The Audit Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Monitor the quality and integrity of our consolidated financial statements and management’s financial control of operations.

▪
Monitor, review and, as applicable, approve the qualifications, independence, and performance of the independent accountants.

▪
Monitor the role and performance of the internal audit function.

▪
Monitor the Company’s compliance with legal and regulatory requirements.

▪
Monitor the Company’s cybersecurity program and related risks.

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Corporate Governance and Board Matters
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE				5 MEETINGS IN 2025

Eric M. Green (Chair)	Marion K. Gross	David W. MacLennan	Tracy B. McKibben	John J. Zillmer
ALL MEMBERS OF THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Compensation Committee is “independent” under applicable NYSE and SEC rules.

Report
▪
The Compensation & Human Capital Management Committee Report begins on page 42 of this Proxy Statement.

Charter
▪
The Compensation & Human Capital Management Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Review and approve or recommend to the Board, as applicable, the establishment, amendment, and administration of compensation plans, benefit plans and annual and long-term incentives for executive officers (including the CEO).

▪
Review and approve our overall compensation policy and annual executive salary plan and annual and long-term incentives for executive officers, including CEO compensation.

▪
Review and recommend to the Board the establishment, amendment and administration of compensation plans, benefit plans, and remuneration and benefits for Directors.

▪
Administer:

▪
the Director stock option and deferred compensation plans,

▪
executive and employee stock incentive plans,

▪
stock purchase plans,

▪
cash incentive programs,

▪
compensation recovery policies, and

▪
stock retention and ownership guidelines.

▪
Review strategies and policies related to human capital management and material employment law matters.

FINANCE COMMITTEE				5 MEETINGS IN 2025

Michael Larson (Chair)	Judson B. Althoff	Lionel L. Nowell III	Julie P. Whalen	John J. Zillmer
ALL MEMBERS OF THE FINANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Finance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Finance Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Review management’s financial and tax policies and standards.

▪
Review and recommend to the Board regarding financing requirements, including the evaluation of management’s proposals concerning funding to meet such requirements.

▪
Review and recommend to the Board management’s proposals regarding share repurchases and dividends.

▪
Review capital expenditure budget.

▪
Review adequacy of insurance coverage.

▪
Review use of derivatives to limit financial risk.

▪
Review and recommend to the Board regarding specific acquisition, divestiture, and capital expenditure projects from a financial standpoint.

▪
Review financial impact of our significant retirement plans.

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Corporate Governance and Board Matters
GOVERNANCE COMMITTEE				4 MEETINGS IN 2025

David W. MacLennan (Chair)	Michel D. Doukeris	Eric M. Green	Tracy B. McKibben	Victoria J. Reich
ALL MEMBERS OF THE GOVERNANCE COMMITTEE ARE INDEPENDENT

Independence
▪
The Board of Directors has determined that each member of the Governance Committee is “independent” under applicable NYSE rules.

Charter
▪
The Governance Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Lead Board refreshment activities.

▪
Conduct annual review of Board performance and effectiveness.

▪
Review organizational structure and operations of the Board.

▪
Review issues related to senior management succession.

▪
Lead the annual CEO performance review and evaluation of senior management.

▪
Review the Company’s corporate governance documents and related matters (including any necessary modifications to the Corporate Governance Principles).

▪
Review and recommend to the Board of Directors director independence determinations and evaluate related party transactions.

▪
Oversee political, charitable, and foundation contributions as well as trade association memberships.

▪
Review director orientation, training, and continuing education.

SAFETY, HEALTH & ENVIRONMENT COMMITTEE				4 MEETINGS IN 2025

Suzanne M. Vautrinot (Chair)	Judson B. Althoff	Shari L. Ballard	Christophe Beck	Marion K. Gross	Michael Larson

Independence
▪
The Board of Directors has determined that each member of the Safety, Health & Environment Committee is “independent” under applicable NYSE rules except for Mr. Beck, our Chairman and Chief Executive Officer.

Charter
▪
The Safety, Health & Environment Committee Charter is available on our website at www.investor.ecolab.com/governance/corporate-governance.

Principal Oversight Responsibilities
▪
Oversee the Company’s safety, health & environmental (“SH&E”) framework and organization, policies, programs, goals and practices, including SH&E risks, SH&E statistics and metrics, pending SH&E matters and industry best practices.

▪
Review personal safety policies, programs and practices.

▪
Oversee manufacturing, process safety and logistics policies, programs and practices, including our waste management strategies and the number of our sites located in or adjacent to protected areas and/or key biodiversity areas.

▪
Review environmental and regulatory trends, issues, and concerns which affect or could affect our SH&E practices, including:

▪
the food safety impact of our products and programs,

▪
the human health impact of our products and services and our product safety practices, and

▪
any material product liability risks.

▪
Review compliance with our stated sustainability principles as represented in our sustainability reports, including overall climate risks and progress toward the UN Global Compact Business Ambition for 1.5℃ and actions to implement the recommendations of the Task Force on Climate-related Financial Disclosure or similar bodies.

ECOLAB PROXY STATEMENT 2026 29

Corporate Governance and Board Matters
BOARD’S ROLE IN RISK OVERSIGHT
Oversight of Risk Management
Management is responsible for managing the Company’s risk, and the Board and its committees oversee management in this regard, as summarized below:
BOARD OF DIRECTORS

Responsible for oversight of overall risks with an emphasis on strategic and operational risks as well as oversight of management’s risk management and risk management procedures. The committees of the Board play a key role in this responsibility based on certain areas of risk that relate to each committee’s area of focus.

AUDIT COMMITTEE	COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE	FINANCE COMMITTEE	GOVERNANCE COMMITTEE	SAFETY, HEALTH & ENVIRONMENT COMMITTEE
Responsible for overseeing risks related to financial matters, especially: ▪ financial reporting ▪ cybersecurity ▪ internal controls	Responsible for overseeing risks related to: ▪ compensation policies and practices ▪ human capital management practices	Responsible for overseeing risks related to: ▪ financial management ▪ capital strategies ▪ tax strategies	Responsible for overseeing risks related to: ▪ governance structure ▪ Board composition ▪ Director independence and succession	Responsible for overseeing risks related to: ▪ safety, health, and environmental matters

MANAGEMENT
Responsible for the day-to-day management of the Company’s risks, including management of the Company’s enterprise risk management program.
Our Lead Independent Director has robust and clearly defined role pursuant to our Corporate Governance Principles	Independent directors chair the Board committees involved in risk oversight
There is open communication between management and directors	All directors are actively involved in the risk oversight function
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Corporate Governance and Board Matters
Risk Management Processes and Procedures
The Board of Directors has established various processes and procedures for ongoing oversight of risk management. For example, annually, as a core agenda item of the full Board, management presents to the Board a comprehensive and detailed risk assessment of the Company after following a rigorous enterprise risk review and analysis.
ANNUAL ENTERPRISE RISK REVIEW & ANALYSIS	ANNUAL RISK ASSESSMENT	BOARD AND EXECUTIVE TEAM’S ONGOING REVIEW	IT SECURITY TRAINING & COMPLIANCE
▪
Conducted by internal audit services vice president

▪
Consists of annual enterprise Assessment of Significant Business Risks that identifies company risks, including:

▪
strategic

▪
operational

▪
financial

▪
compliance-related

▪
cybersecurity

▪
Assesses risks, their likelihood, and the potential impact of their occurrence

▪ Management presents the results to the Board ▪ Board approval is required for the Company’s annual strategic plan and major transactions
▪
Board reviews operating performance and strategic plan as appropriate

▪
Review includes significant developments, such as:

▪
acquisitions

▪
financings

▪
market developments

▪
senior management succession

▪
Independent, external third-party auditor’s findings are reviewed, relating to:

▪
National Institute of Technology Cyber Security Framework and industry standards

▪
cybersecurity peer benchmarking

▪
periodic site security assessments

▪ Company conducts at least annually: ▪ robust program for the entire company ▪ awareness campaigns ▪ testing and business resiliency training and drills with our supply chain
Strategic Risk Oversight
This review consists of our annual enterprise assessment of significant business risks, which provides the foundation for assessing the materiality of issues to our business and our stockholders. This comprehensive review is conducted using a survey tool designed to identify strategic, operational, financial, and compliance-related risks to the company. Risks are documented along with the likelihood and impact of their occurrence. The internal audit services vice president manages the process, and the results are presented to the Executive Management team and the Board of Directors.
This process identified key risks including:
▪
strategic risk (which relates to the Company properly defining and achieving its high-level goals and mission)

▪
operating risk (which relates to the effective and efficient use of resources and pursuit of opportunities)

These risks are monitored and managed by the full Board through the Board’s review of the Company’s operating performance and strategic plan. For example, at each of the Board’s regularly scheduled meetings throughout the year, management provided the Board presentations on the Company’s various business units as well as the Company’s performance. The Board also addresses significant developments as appropriate, such as significant acquisitions, important market developments, and senior management succession. Pursuant to the Board’s established monitoring procedures, Board approval is required for the Company’s annual strategic plan which is reported on by management at each Board meeting. Similarly, significant transactions (such as acquisitions and financings) are brought to the Board for approval.
Cybersecurity and AI Risk Oversight
Information security or cybersecurity is a strategic and operating risk for many companies. Since 2014, when the Ecolab cybersecurity program was established, the Company has continuously matured our program to proactively address cybersecurity trends and risks. Senior management provides in-depth reviews of cybersecurity matters to the Board directly and to the Audit Committee at least once a year in general. Cybersecurity is also considered in the detailed enterprise risk assessment presented to the Board each year. The Company has entered into, and plans to maintain, an information security risk insurance policy on commercially available terms.
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Corporate Governance and Board Matters
The Company is formally assessed by an independent third party against the National Institute of Technology (“NIST”) Cyber Security Framework (“CSF”) and industry standards, including peer benchmarking. The Company also reviews information security standards and controls with its independent external auditor and conducts security assessments at key sites with external security consultants. The Company also operates an information security training and compliance program for personnel, as well as monthly awareness campaigns and testing and business resiliency training and drills with our supply chain and other key functions. For more information, refer to the “Cybersecurity” section of our Annual Report on Form 10-K, at page 22.
Ecolab views AI as a strategic driver of innovation and operational efficiency. The Company is increasingly incorporating AI capabilities into technology development, business operations, and products and services. Ecolab has adopted a global AI policy designed to promote responsible design, development, deployment, and use of AI systems. The Board and its Committees regularly discuss AI-related matters with management as part of their ongoing oversight responsibilities.
CORPORATE GOVERNANCE PRACTICES
The Company and the Board regularly review and evaluate our corporate governance practices and policies. Many of these practices are set forth in our Corporate Governance Principles, Committee Charters, and Code of Conduct.
THESE DOCUMENTS ARE AVAILABLE ON OUR WEBSITE AT: www.investor.ecolab.com/governance/corporate-governance
BOARD COMMITTEE CHARTERS	CORPORATE GOVERNANCE DOCUMENTS

▪
Audit Committee Charter

▪
Compensation & Human Capital Management Committee Charter

▪
Finance Committee Charter

▪
Governance Committee Charter

▪
Safety, Health & Environment Committee Charter

▪
By-Laws of Ecolab Inc.

▪
Code of Conduct

▪
Corporate Governance Principles (including Director Independence Standards)

▪
Restated Certificate of Incorporation of Ecolab Inc.

▪
Political Contribution Policy

BOARD AND COMMITTEE EVALUATIONS
Our Board continually seeks to improve its performance. A formal evaluation of the Board and its committees is conducted on an annual basis and is led by the Governance Committee. The format of the review is decided by the Governance Committee with input from directors, and it may vary from year to year depending on the needs of the Board. Each committee’s results are discussed by the respective committee, and the Board reviews the results of the Board and committee evaluations.
CODE OF CONDUCT
Our Code of Conduct is the foundation of our success and we are committed to upholding the highest legal and ethical standards, regardless of when and where we conduct business. Our Code of Conduct applies to our Chief Executive Officer, Chief Financial Officer, and our Corporate Controller, as well as to our directors and all other employees. Employees and directors receive training on the Code of Conduct annually and certify compliance. We will disclose future amendments to and any waiver that applies to any of our executive officers or a member of our Board on our website within four business days following the date of any such amendment or waiver.
POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS DISCLOSURES
The Company maintains a Political Contribution Policy, which is amended from time to time. The Political Contribution Policy, together with other Ecolab policies and procedures, guides Ecolab’s approach to political contributions. Among other things, the Political Contribution Policy provides that a report of contributions will be posted on Ecolab’s website semi-annually and that Ecolab will report annually on its website on its adherences to the Political Contribution Policy and related provisions in the Code of Conduct. The Governance Committee oversees the Political Contribution Policy, including reviewing the policy and a report of corporate political contributions annually. The Political Contribution Policy and current and archived political contributions are available at www.investor.ecolab.com/governance/political-contribution-reporting.
The Company also reports on its website its significant trade association memberships. We join trade associations that we believe will benefit our business and stockholders. A management committee reviews proposed and existing significant trade association memberships at least semi-annually to assess their effectiveness and to determine if continued membership is appropriate. In addition, the Governance Committee oversees significant trade association memberships and annually
32 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
reviews Ecolab’s policies and practices relating to trade association memberships. More information on Ecolab’s trade association memberships is available at www.investor.ecolab.com/governance/trade-associations.
COMMUNICATIONS WITH DIRECTORS
Our stakeholders and other interested parties, including our stockholders and employees, can send substantive communications to our Board using the following methods published on our website at www.investor.ecolab.com/governance/corporate-governance/contact-the-board:
»	To correspond with the Board’s Lead Director, please complete and submit the online “Contact Lead Director” form	»	To report potential issues regarding accounting, internal controls, and other auditing matters to the Board’s Audit Committee, please complete and submit the online “Contact Audit Committee” form
In addition to online communications, interested parties may direct correspondence to our Board of Directors, our Board Committees, to all independent directors as a group, or to individual directors, at our headquarters address referenced on page 90.
All substantive communications regarding governance matters or potential accounting, control, compliance, or auditing irregularities are promptly relayed or brought to the attention of the Lead Director or Chair of the Audit Committee following review by our management. Communications not requiring the substantive attention of our Board, such as employment inquiries, sales solicitations, questions about our products, and other such matters, are handled directly by our management. In such instances, we respond to the communicating party on behalf of the Board. Nonetheless, our management periodically updates the Board on all of the online communications received, whether or not our management believes they are substantive.
STOCKHOLDER RECOMMENDATIONS FOR DIRECTORS
Stockholders wishing to submit recommendations for director candidates for consideration by the Governance Committee must provide the following information in writing to the attention of the Corporate Secretary by certified or registered mail:
▪
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

▪
the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

▪
the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Governance Committee for the 2027 Annual Meeting, a director candidate recommendation must be received by the Corporate Secretary by January 7, 2027. The Governance Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.
DIRECTOR ATTENDANCE
There were five meetings of the Board of Directors during the year ended December 31, 2025. All directors attended at least 80% of the meetings held by the Board and Committees on which they served. Directors are expected to attend our Annual Meeting of Stockholders, absent unusual circumstances. All of the directors who continued to serve following the meeting attended last year’s Annual Meeting.
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation & Human Capital Management Committee is comprised of five non-employee, independent directors: Mses. Gross and McKibben, and Messrs. Green (Chair), MacLennan and Zillmer. No member of the Compensation & Human Capital Management Committee is or was formerly an officer or an employee of the Company or had any related person transaction required to be disclosed in which the Company was a participant during the last fiscal year. In addition, no executive officer of the Company serves on the Compensation & Human Capital Management Committee or board of directors of a company for which any of the Company’s directors serves as an executive officer.
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Corporate Governance and Board Matters
RELATED PERSON TRANSACTIONS
The Governance Committee of the Board of Directors is responsible for reviewing, approving, or ratifying transactions and proposed transactions in excess of $120,000 with the Company’s executive officers or directors, including their immediate family members, or any greater than 5% stockholder known to us. The Company has written practices and procedures for identifying transactions with related persons. The Governance Committee considers the related person’s relationship to the Company and interest in the transaction; the material facts of the transaction, including the proposed aggregate value of such transaction; the benefits to the Company of the proposed related-person transaction; if applicable, the availability of other sources of comparable products or services; an assessment of whether the proposed related person transaction is on terms that are comparable to the terms available to an unrelated third party or to employees; and such other factors and information as the Governance Committee may deem appropriate. The Governance Committee determined that there were no such transactions with related persons since the beginning of 2025, nor any currently anticipated transactions.
DIRECTOR COMPENSATION FOR 2025
During 2025, members of the Board of Directors who were not employees of the Company were entitled to receive the following compensation:

ADDITIONAL SUPPLEMENTAL RETAINERS FOR SELECT BOARD SERVICE ($)
Lead Director	40,000
Committee Assignments:
▪ Audit Committee Chair	25,000
▪ Compensation & Human Capital Management Committee Chair	20,000
▪ Finance Committee Chair	20,000
▪ Governance Committee Chair	20,000
▪ Safety, Health & Environment Committee Chair	20,000
▪ Audit Committee Member	10,000

The base annual compensation of $315,000 per year, excluding lead director and committee retainers, was within the median range of our competitive market. For director compensation, we define our competitive market as a peer group of 21 companies we use for compensation benchmarking and the median range as within 10% of the median for total annual director compensation. The companies comprising our peer group are the same as the executive compensation peer group and are set forth under the heading “Compensation Benchmarking” found under the Compensation Discussion and Analysis of this Proxy Statement at page 47.
Equity awards are granted to our non-employee directors under the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the “2001 Plan”). Under the 2001 Plan, the aggregate grant date fair value of awards denominated in shares that may be made to any non-employee director during any calendar year may not exceed $800,000, excluding such awards made at the election of a director to defer the receipt of cash compensation otherwise payable for services as a director.
Director stock option awards are granted after the Annual Meeting of Stockholders and vest in 25% installments three, six and nine months, respectively, after the grant date, and as to the last 25%, (a) twelve months after the grant date for director stock option awards granted prior to December 4, 2025, or (b) the earlier of twelve months after the grant date or the Company’s next annual meeting date for director stock option awards granted on or after December 4, 2025. A director appointed after the annual meeting will receive a pro rata grant after the next annual meeting based on the number of days in service. Stock unit awards are credited to a director’s deferred stock unit account in 25% installments on a quarterly basis, are prorated for any director who serves for only part of a quarter, based on the number of days in service, and are paid in shares of our Common Stock following cessation of Board service pursuant to the director’s distribution election for deferred stock units under the 2001 Plan. Directors are credited with dividend equivalents on their stock units, which are automatically converted into additional full or fractional stock units.
The 2001 Plan also permits non-employee directors to defer some or all of their cash retainers into accounts that provide for either interest at market rates or an investment in Company stock units, which include the right to dividend equivalents as
34 CONSISTENT HIGH PERFORMANCE

Corporate Governance and Board Matters
described above. Upon cessation of Board service, deferred amounts are paid in a lump sum or installments over a maximum of ten years as elected by the director, with payments from the interest-bearing account made in cash and payments from the stock unit account made in shares of our Common Stock.
All reasonable travel and other expenses incurred by directors on behalf of Ecolab were reimbursed. From time to time, spouses may be invited to attend certain meetings at the request of the Board. If Spouses are invited to attend meetings, we provide transportation or cover the cost of the additional travel including tax gross-up.
STOCK RETENTION AND OWNERSHIP GUIDELINES

Our stock retention and ownership guidelines encourage our directors to accumulate a significant ownership stake in the Company for alignment with long-term stockholder interests. Our guidelines provide that our directors own Company stock with a market value of at least five times the annual retainer.

Until the stock ownership guideline is met, a director should retain 100% of the net shares received from stock option exercises. Shares owned outright, legally or beneficially, by a director or his or her immediate family members residing in the same household and deferred stock units held under the director’s deferral plan count towards the guidelines. Unexercised stock options do not count towards the guidelines. Each of our directors is currently in compliance with our guidelines by either having achieved the ownership guideline or, if the guideline is not yet achieved, by retaining 100% of all net shares received from any stock option exercises.
Our directors may not pledge shares or enter into any risk hedging arrangements with respect to Company stock.
DIRECTOR COMPENSATION TABLE
The following table summarizes the compensation that our non-employee directors received during 2025.
NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	ALL OTHER COMPENSAION(4) ($)	TOTAL ($)
Judson B. Althoff	131,033	135,000	57,777	—	323,810
Shari L. Ballard	135,000	135,000	57,777	—	327,777
Michel D. Doukeris(5)	114,122	101,250	68,762	—	284,134
Eric M. Green	145,000	135,000	57,777	—	337,777
Marion K. Gross	81,387	67,500	57,777	—	206,664
Arthur J. Higgins(6)	44,299	47,843	—	—	92,143
Michael Larson	145,000	135,000	57,777	—	337,777
David W. MacLennan	185,000	135,000	57,777	—	377,777
Tracy B. McKibben	125,000	135,000	57,777	—	317,777
Lionel L. Nowell III	150,000	135,000	57,777	5,051	347,828
Victoria J. Reich	135,000	135,000	57,777	15,401	343,178
Suzanne M. Vautrinot	155,000	135,000	57,777	1,598	349,375
Julie P. Whalen	54,293	33,750	—	—	88,043
John J. Zillmer	125,000	135,000	57,777	—	317,777

(1)
Represents annual retainer of $125,000 (or a pro rata portion thereof) earned during 2025, plus additional fees paid to the Lead Director, the respective Chairs of Board Committees, and the members of the Audit Committee; includes retainer and fees, if any, deferred at the election of directors pursuant to the 2001 Plan. The dollar amount of retainer and fees deferred by applicable directors during 2025 is as follows: Mr. Althoff, $131,033; Ms. Ballard, $135,000; Mr. Green, $145,000; Mr. Higgins, $44,299; and Mr. MacLennan, $92,500.

(2)
Represents the $135,000 (or a pro rata portion thereof) value credited to a deferred stock unit account in 25% installments on a quarterly basis under the 2001 Plan during 2025 by the Company and is the full grant date fair value of each stock unit award, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. The number of stock units was determined based on the average of the high and low share price of the Company’s common stock on the date of grant. The aggregate number of stock units held by each non-employee director is set forth under footnote (3) to the “Executive Officers and Directors” table in the Security Ownership section on page 37. As of December 31, 2025, none of the directors held any unvested stock units.

ECOLAB PROXY STATEMENT 2026 35

Corporate Governance and Board Matters
(3)
Represents the full grant date fair value of each stock option grant, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeiture. The value has been determined by application of the lattice (binomial)-pricing model, based upon the terms of the option grants. Director stock options granted in May 2025 have a ten-year contractual exercise term and vest 25% at the end of each three-month period following the date of grant. Key assumptions include the following risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
05/12/2025	4.14%	6.09 years	23.20%	1.02%
The number of director stock options was determined based on a historical average stock price. As of December 31, 2025, the aggregate number of stock options held by each director named in the table above is as follows:
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Mr. Althoff	1,921
Ms. Ballard	8,926
Mr. Doukeris	964
Mr. Green	3,708
Ms. Gross	810
Mr. Higgins	7,599
Mr. Larson	14,509
NAME	AGGREGATE NUMBER OF STOCK OPTIONS HELD
Mr. MacLennan	12,209
Ms. McKibben	14,509
Mr. Nowell	8,926
Ms. Reich	13,209
Ms. Vautrinot	12,209
Ms. Whalen	—
Mr. Zillmer	14,509

(4)
Represents spousal travel to Board meetings for Mr. Nowell, Ms. Reich and Ms. Vautrinot in the amounts of $3,250, $9,141and $958, respectively, and the gross-up thereon of $1,801, $6,260 and $640, respectively.

(5)
Mr. Doukeris received his initial stock option grant on May 12, 2025 valued at $10,985 to reflect his prorated service beginning in February 2025, as well as the regular annual director stock option grant on the same day valued at $57,777.

(6)
Mr. Higgins did not stand for re-election at the 2025 Annual Meeting. He received pro-rated compensation and no option grant for 2025.

CHANGES EFFECTIVE IN 2026
The Compensation & HCM Committee reviews our compensation program for non-employee directors annually; however, it is our general practice to consider adjustments to our program changes less frequently than annually. Based upon the recommendation of the Compensation Committee’s independent consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), we made the following changes effective as of January 1, 2026:
▪
Increased the annual cash retainer from $125,000 to $135,000;

▪
Increased the annual deferred stock unit award from $135,000 to $145,000;

▪
Increased the supplemental retainer for the Lead Director from $40,000 to $45,000;

▪
Increased the supplemental retainer for the Audit Committee chair from $25,000 to $30,000; and

▪
Increased the supplemental retainer for the other committee chairs from $20,000 to $25,000.

We retained all of the other components of our non-employee director compensation program, including the annual stock option grant of $55,000 and the retainer of the Audit Committee members, without change. The changes to the annual retainer and stock unit awards increase total annual compensation from $315,000 per year to $335,000 per year, excluding committee retainers, which is within the median range of our competitive market as previously defined at page 34 of this Proxy Statement. Prior to these changes, the compensation amounts under the program were last changed effective as of January 1, 2024.
36 CONSISTENT HIGH PERFORMANCE

Security Ownership
EXECUTIVE OFFICERS AND DIRECTORS
In general, “beneficial ownership” includes those shares of our Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days and stock underlying stock units that may be acquired within 60 days. On March 10, 2026, our current executive officers and directors beneficially owned, in the aggregate, 1,325,765 shares of Common Stock constituting approximately 0.5% of our shares outstanding. As required by SEC disclosure rules, “shares outstanding” for this purpose includes options exercisable within 60 days and stock underlying stock units that may be acquired within 60 days by such executive officers and directors. The detail of beneficial ownership is set forth in the following table.
NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS
Named Executive Officers
Christophe Beck (Chairman and Chief Executive Officer)	518,078(1)(2)	*
Scott D. Kirkland (Chief Financial Officer)	117,231(1)(2)	*
Darrell R. Brown	194,023(2)	*
Gregory B. Cook	68,043(1)(2)	*
Margeaux M. King	3,126(2)
Directors
Judson B. Althoff	2,921(2)(3)	*
Shari L. Ballard	18,028(2)(3)	*
Michel Doukeris	1,402(2)(3)	*
Eric M. Green	7,383(2)(3)	*
Marion K. Gross	1,138(2)(3)	*
Michael Larson	32,058(2)(3)(4)	*
David W. MacLennan	39,643(2)(3)(5)	*
Tracy B. McKibben	23,567(2)(3)	*
Lionel L. Nowell III	15,397(2)(3)	*
Victoria J. Reich	37,385(2)(3)	*
Suzanne M. Vautrinot	23,700(2)(3)	*
Julie P. Whalen	204(3)	*
John J. Zillmer	61,222(2)(3)	*
Directors and Executive Officers as a Group (25 persons)	1,325,765(4)(5)	0.5%(4)(5)

*
Indicates beneficial ownership of less than 1% of our outstanding Common Stock.

(1)
Includes the following shares held by officers in the Ecolab Savings Plan and ESOP as of the last Plan report: Mr. Beck, 3,197; Mr. Kirkland, 2,675; and Mr. Cook, 6,528.

(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 10, 2026, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company: Mr. Beck, 424,087; Mr. Kirkland, 97,647; Mr. Brown, 161,290; Mr. Cook, 49,842; Ms. King, 1,979; Mr. Althoff, 1,921; Ms. Ballard, 8,926; Mr. Doukeris, 964; Mr. Green, 3,708; Ms. Gross, 810; Mr. Larson, 14,509; Mr. MacLennan, 12,209; Ms. McKibben, 12,209; Mr. Nowell, 8,926; Ms. Reich, 12,209; Ms. Vautrinot, 12,209; and Mr. Zillmer, 12,209.

ECOLAB PROXY STATEMENT 2026 37

Security Ownership
(3)
Includes the following interests in stock units under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan: Mr. Althoff, 1,000; Ms. Ballard, 9,102; Mr. Doukeris, 438; Mr. Green, 3,675; Ms. Gross, 328; Mr. Larson, 10,499; Mr. MacLennan, 7,568; Ms. McKibben, 7,952; Mr. Nowell, 6,471; Ms. Reich, 24,147; Ms. Vautrinot, 8,731; Ms. Whalen, 204; and Mr. Zillmer, 16,039. The stock units are Common Stock equivalents which may not be voted or transferred. They are included in the table because in certain circumstances they will be paid in the form of Common Stock after a director leaves the Board.

(4)
Mr. Larson is the Business Manager of Cascade Investment, L.L.C. (“Cascade”), an entity owned by William H. Gates III, and the chief investment officer for Mr. Gates. As the Business Manager of Cascade, Mr. Larson may be deemed to have shared voting and investment power with respect to 29,178,741 shares of Ecolab Common Stock held by Cascade, and as the chief investment officer for Mr. Gates, he may be deemed to have voting and investment power with respect to 5,218,044 shares of Ecolab Common Stock held by the Gates Foundation Trust (the “Trust”). Mr. Larson disclaims beneficial ownership of any shares held by Cascade or the Trust.

(5)
Beneficial ownership includes 4,209 shares of Mr. MacLennan held in trusts over which Mr. MacLennan or an immediate family member have voting authority and/or power of disposition; 15,112 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports; and 1,068,005 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 10, 2026, including, in the case of retirement-eligible officers, options vesting upon retirement from the Company.

Certain Beneficial Owners
The following table sets forth information as to each person or entity that has reported to the Securities and Exchange Commission (“SEC”) or has advised us that they are a “beneficial owner,” as defined by the SEC’s rules and regulations, of more than 5% of our outstanding Common Stock.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (#)	PERCENT OF CLASS(1)
William H. Gates III 2365 Carillon Point Kirkland, WA 98033	34,396,785(2)	12.18%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	23,181,648(3)	8.21%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	21,715,848(4)	7.69%

(1)
The percent of class is based on the number of voting shares outstanding as of March 10, 2026.

(2)
This information is based on Amendment No. 7 to the Schedule 13D filed jointly with the SEC on August 22, 2022 by Cascade Investment, L.L.C. (“Cascade”), William H. Gates III, and the Gates Foundation Trust (the “Trust”), the most recent Form 4 relating to Mr. Gates filed with the SEC on November 22, 2024, and the most recent Form 13F relating to the Trust filed with the SEC on February 17, 2026. According to these filings, Mr. Gates has sole power to vote or direct the vote, and to dispose or to direct the disposition, of 29,178,741 shares of Ecolab Common Stock beneficially owned by Cascade, as the sole member of such entity. Additionally, Mr. Gates shares the power to vote or direct the vote, and to dispose or to direct the disposition of 5,218,044 shares of Ecolab Common Stock beneficially owned by the Trust.

(3)
This information is based on Amendment No. 11 to the Schedule 13G filed on February 13, 2024 by The Vanguard Group, Inc. (“Vanguard”). Vanguard reported that, as of December 29, 2023, they have sole power to vote or direct the vote of 0 shares, shared power to vote or direct the vote of 326,722 shares, sole power to dispose or to direct the disposition of 22,133,720 shares and shared power to dispose or direct the disposition of 1,047,928 shares of Ecolab Common Stock.

(4)
This information is based on Amendment No. 9 to the Schedule 13G filed on January 26, 2024 by BlackRock, Inc. (“BlackRock”). BlackRock reported that, as of December 31, 2023, they have sole power to vote or direct the vote of 19,261,689 shares, shared power to vote or direct the vote of 0 shares, sole power to dispose or to direct the disposition of 21,715,848 shares and shared power to dispose or direct the disposition of 0 shares of Ecolab Common Stock.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC reports on ownership of Company securities and changes in reported ownership. As a practical matter, Company personnel assist executive officers and directors by monitoring transactions and completing and filing Section 16 reports (SEC Forms 3, 4 and 5) on their behalf based upon company records and information provided to us.
38 CONSISTENT HIGH PERFORMANCE

Security Ownership
Based solely on a review of Section 16 reports filed with the SEC and on written representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2025 the Company’s executive officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Mr. Benjamin M. Clark filed his Form 3 late and Ms. Suzanne M. Vautrinot filed one Form 4 late with respect to one transaction.
ECOLAB PROXY STATEMENT 2026 39

Executive Leadership
CHRISTOPHE BECK Chairman & Chief Executive Officer NEO	SCOTT D. KIRKLAND Chief Financial Officer NEO	DARRELL R. BROWN President & Chief Operating Officer NEO	GREG COOK EVP & President, Institutional Group NEO	MARGEAUX M. KING EVP, Human Resources NEO

NICHOLAS ALFANO EVP & President, Global Industrial Group	JANDEEN M. BOONE EVP, General Counsel & Secretary	JENNIFER BRADWAY SVP & Corporate Controller	SAM DE BOO EVP & President, Global Markets
BENJAMIN M. CLARK EVP, Global Supply Chain	SORAYA HLILA EVP, General Manager, Global Pest	HARPREET SALUJA EVP, Corporate Strategy & Business Development
40 CONSISTENT HIGH PERFORMANCE

Executive Compensation
PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.

At the 2023 Annual Meeting, we provided our stockholders with an advisory vote regarding how frequently the Company will conduct future stockholder advisory votes to approve the compensation of our named executive officers. More than 98% of the total votes cast voted in favor of an annual vote, consistent with the recommendation of the Board. Based on these results, the Board has determined to continue to hold an advisory vote on the compensation of our named executive officers on an annual basis.
Our compensation programs encourage executive decision-making that is aligned with the long-term interests of our stockholders.	We tie a significant portion of pay to Company performance over a multi-year period.
As discussed in the Compensation Discussion and Analysis contained in this Proxy Statement, we believe that our executive compensation program for 2025 was reasonable and appropriate, with payout results justified by the performance of the Company. Our compensation program is the result of a carefully considered approach, including input and advice from the Compensation & Human Capital Management Committee’s independent compensation consultant and input of stockholders through the Company’s stockholder engagement efforts.
The Company is presenting this proposal pursuant to Section 14A of the Exchange Act, which gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through an advisory vote for or against the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement.”
The Board of Directors encourages stockholders to approve the compensation program for our named executive officers by voting FOR the above resolution. Because your vote is advisory, it will not be binding upon the Board of Directors. However, as it has done historically, the Compensation & Human Capital Management Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Our next advisory vote on the compensation program for our named executive officers will occur at our 2027 Annual Meeting.

The Board of Directors recommends that you vote FOR approval of the compensation of Ecolab’s named executive officers as described in the Compensation Discussion and Analysis and the compensation tables pursuant to the compensation disclosure rules of the SEC.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the proposal.

ECOLAB PROXY STATEMENT 2026 41

Executive Compensation
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE REPORT
The Compensation & Human Capital Management Committee (the “Compensation & HCM Committee”) has reviewed and discussed the following Compensation Discussion and Analysis of the Company with management. Based on their review and discussion, the Compensation & HCM Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Compensation Discussion and Analysis in both the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held May 7, 2026.
THE COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE
Eric M. Green (Chair)	Marion K. Gross	David W. MacLennan	Tracy B. McKibben	John J. Zillmer
Dated: February 18, 2026
42 CONSISTENT HIGH PERFORMANCE

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information about the principles underlying our executive compensation program and the key executive compensation decisions that were made for the fiscal year ended December 31, 2025. This CD&A provides additional context and background for the compensation earned by and awarded to the following named executive officers (“NEOs”) for 2025 as reported in the “Summary Compensation Table for 2025” which follows this discussion:
NAME	POSITION
Christophe Beck	Chairman and Chief Executive Officer(1)
Scott D. Kirkland	Chief Financial Officer
Darrell R. Brown	President and Chief Operating Officer(2)
Gregory B. Cook	Executive Vice President and President — Institutional Group(3)
Margeaux M. King	Executive Vice President — Human Resources(4)

(1)
Mr. Beck was appointed to the position of President effective April 1, 2026. He will continue to serve as Chairman and Chief Executive Officer in addition to his new role.

(2)
Mr. Brown was appointed to the position of Co-Chief Operating Officer — Global Markets effective April 1, 2026.

(3)
Mr. Cook was appointed to the position of Co-Chief Operating Officer — Global Businesses effective April 1, 2026.

(4)
Ms. King joined the Company as Executive Vice President, Human Resources on January 6, 2025, and was appointed as an executive officer with full responsibility for the human resources function on May 8, 2025.

EXECUTIVE SUMMARY
Business Environment
OUR 2025 BUSINESS PERFORMANCE HIGHLIGHTS*
Reported Sales	Organic Sales	Reported OI Margin	Organic OI Margin	Reported Diluted EPS	Adjusted Diluted EPS
+2%	+3%	(80) bps	+150 bps	(1)%	+13%

*
Organic Sales, Organic OI Margin and Adjusted Diluted EPS are non-GAAP financial measures. See Appendix A for reconciliation information of these Non-GAAP financial measures to U.S. GAAP.

In 2025, Ecolab delivered record sales, operating income margin, free cash flow, and adjusted diluted earnings per share (hereinafter “adjusted EPS” or “adjusted diluted EPS”). Organic sales grew 3% and organic operating income margin expanded by 150 basis points, resulting in 13% growth in adjusted diluted EPS. This performance was fueled by the significant total value the Ecolab team and our technologies delivered to our customers. We also continued to invest in breakthrough innovation, new digital capabilities, and developing our sales and service expertise to further strengthen Ecolab’s competitive position, enhance our customer value proposition, and expand future growth opportunities.
ECOLAB PROXY STATEMENT 2026 43

Executive Compensation
Incentive Compensation Highlights
The Company’s compensation programs enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing essential investment in our businesses to achieve attractive, long-term shareholder returns.
As a result of our 2025 performance, the payout under our Management Incentive Plan (“MIP”) versus our pre-established adjusted EPS goal was achieved at 137% of target as illustrated below.
In addition, the enterprise goal for Mr. Brown and Ms. King (which includes both adjusted EPS and commercial average components) was achieved at 113% of target. The business unit goal for Mr. Cook (which includes business unit sales and operating income components) was achieved at 138% of target. The individual goals for Mr. Kirkland and Ms. King were achieved at 113%. The Growth & Impact modifier was achieved at 8%.
Performance under our 2023-2025 performance-based restricted stock unit (PBRSU) grant cycle exceeded our pre-established adjusted ROIC performance goal and payout of shares was at 100% of target, as illustrated below:
44 CONSISTENT HIGH PERFORMANCE

Executive Compensation
Compensation of Our Chief Executive Officer
Mr. Beck’s 2025 total direct compensation (“TDC”) represents a 12% increase over 2024 and is within the market median range. The following reflects each component of Mr. Beck’s TDC for 2025:
Compensation Practices
WHAT WE DO	WHAT WE DON’T DO

▪
A majority of total target direct compensation for our NEOs is performance-based

▪
We grant long-term equity incentives at levels informed by market practices, including our peer group and other companies directly competing for our talent, using a portfolio of stock options and PBRSUs

▪
We provide an appropriate balance of short- and long-term compensation, with payouts based on our achievement of certain financial metrics and specific business objectives

▪
Our PBRSUs vest based on organic ROIC goals over a three-year performance period

▪
We maintain payout caps for annual cash incentives and long-term performance awards

▪
We have a robust stock ownership policy for officers

▪
We maintain clawback policies that go beyond minimum NYSE listing standard requirements

▪
We solicit annual “say-on-pay” stockholder votes

▪
We don’t have excessive perquisites for any of our NEOs

▪
Our compensation programs don’t encourage excessive risk-taking

▪
Our Global Insider Trading Policy prohibits certain short-term or speculative transactions by insiders in Company securities

▪
We don’t permit hedging or pledging of Company stock

▪
We don’t offer “single trigger” change in control benefits

▪
We don’t provide change-in-control tax gross-ups

▪
We don’t individually negotiate employment agreements with our NEOs

ECOLAB PROXY STATEMENT 2026 45

Executive Compensation
Say-on-Pay Results and Stockholder Outreach
We recognize the value of and are committed to engaging with our stockholders, including on executive compensation matters. During 2025, we contacted stockholders holding approximately 52% of our shares and held meetings with stockholders holding approximately 41% of our shares. Our Lead Independent Director attended several of these meetings, having conversations with stockholders representing approximately 34% of our shares.
We consistently found that stockholders supported the current structure of our compensation program. At the 2025 Annual Meeting, the advisory vote on the compensation of our NEOs was approved with the support of 90% of the total votes cast. The Compensation & HCM Committee considered this favorable stockholder support in deciding to retain the overall structure and philosophy of our compensation plans and programs in 2025.
INVESTORS CONTACTED	DISCUSSIONS HELD
32 INVESTORS	14 INVESTORS
Representing 52% Outstanding Shares	Representing 41% Outstanding Shares
COMPENSATION PHILOSOPHY AND PROCESS
Our Compensation Philosophy
Ecolab’s executive compensation program is designed to:
Support our corporate vision and long-term financial objectives	Communicate the importance of business results	Retain and motivate executives who are critical to our success	Reward executives for contributions at a level reflecting our performance
Our program as a whole, as well as each element, is designed to be market-competitive in order to attract, motivate, and retain our executives in a manner that is in the best interests of our stockholders. The program is further designed to:
▪
reinforce and complement ethical and sustainable management practices,

▪
promote sound risk management, and

▪
align management interests (such as sustainable long-term growth) with those of our stockholders.

Our philosophy is to position base salary, annual cash incentives, and long-term equity incentives in the median range of our competitive market, adjusted for the Company’s size, while actual compensation may be targeted below or above the median range based on executive experience, performance, scope of responsibilities, and other relevant factors. We also design annual cash incentives such that they pay out at a level commensurate with the Company’s performance based on adjusted EPS goals developed with consideration of EPS growth in the Standard & Poor’s 500 (“S&P 500”), with lower than median compensation for lower than competitive market performance and higher than median compensation for higher than competitive market performance. This approach motivates executives without incentivizing inappropriate risk-taking to achieve payouts, as we believe the Company’s growth prospects are generally at least as favorable as the S&P 500’s average. The 2025 TDC opportunities for all our NEOs were positioned within their respective market median range.
Roles & Responsibilities in the Compensation Process
The Compensation & HCM Committee oversees the design and administration of our executive compensation program as discussed in the Corporate Governance section of this Proxy Statement. The Compensation & HCM Committee is advised by an independent compensation consultant, FW Cook.
46 CONSISTENT HIGH PERFORMANCE

Executive Compensation
As requested from time to time, FW Cook:
▪
provides the Compensation & HCM Committee with market data regarding various components of executive and director compensation,

▪
reviews the methodology on which compensation is based and designed, and

▪
informs the Compensation & HCM Committee of market trends in executive and director compensation.

FW Cook provides no services for us other than those performed on behalf of the Compensation & HCM Committee. The Compensation & HCM Committee has considered the independence of FW Cook in light of SEC rules and NYSE listing standards. In connection with this process, the Compensation & HCM Committee concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflict of interest during 2025.
For our NEOs, the Compensation & HCM Committee reviewed and approved all elements of 2025 compensation, considering recommendations from our CEO (other than with respect to his own compensation), as well as competitive market guidance and feedback provided by FW Cook, information from our human resources staff regarding individual performance, time in position, and internal pay comparisons. With respect to our CEO, the Compensation & HCM Committee also considered the Board’s performance assessment of the CEO. Recommendations with respect to the compensation of our CEO are not shared with our CEO until approved by the Compensation & HCM Committee.
The Committee may form and delegate authority to subcommittees as it deems appropriate. To the extent permitted by applicable law, the Committee may also delegate to one or more executive officers of the Company the authority, within guidelines established by the Committee, to approve equity compensation awards under established equity compensation plans of the Company to employees other than officers of the Company including those subject to Section 16 of the Exchange Act. The Committee may also delegate any non-discretionary administrative authority under Company compensation and benefit plans consistent with any limitations specified in the applicable plans.
Compensation Benchmarking
For benchmarking purposes, we define our competitive market for compensation data to be a simple average of median compensation from a 21-company peer group and a size-adjusted median of general industry data from third-party surveys in which we participate.
The peer group and benchmarking methodology is approved by the Compensation & HCM Committee in the spring of each year based on input from FW Cook and management. FW Cook presents an objective selection methodology as follows:
1	Focus on companies in the S&P 500 Materials, Industrials, Life Sciences, Tools & Services, or Consumer Staples sectors	2	Screen for companies with annual revenues of 1∕4 to 4x the annual revenues of our Company
3	Further screen for companies within a reasonable size range in various other measures, such as: ▪ EBITDA ▪ total assets ▪ total equity ▪ total employees ▪ market capitalization	4	Identify companies that meet several other criteria, such as: ▪ significant international operations ▪ including Ecolab as a compensation benchmarking peer ▪ business-to-business focus
Following this review process in 2025, the Compensation & HCM Committee determined to make no changes to the 21-company peer group for 2025.
Peer Group	3M Co. (MMM)	Dover Corp. (DOV)	Illinois Tool Works Inc. (ITW)
	Agilent Technologies, Inc. (A)	Dow Inc. (DOW)	Linde plc (LIN)
	Air Products and Chemicals Inc. (APD)	DuPont de Nemours Inc. (DD)	PPG Industries Inc. (PPG)
	Celanese Corp. (CE)	Eastman Chemical Co. (EMN)	Republic Services Inc. (RSG)
	Cintas Corp. (CTAS)	Eaton Corporation plc (ETN)	Sherwin-Williams Co. (SHW)
	Clorox Co. (CLX)	Emerson Electric Co. (EMR)	Thermo Fisher Scientific Inc. (TMO)
	Danaher Corp. (DHR)	Honeywell International, Inc. (HON)	Waste Management Inc. (WM)
ECOLAB PROXY STATEMENT 2026 47

Executive Compensation
The chart below summarizes our Company’s percentile ranking versus this group for 2025 based on certain of the above selection criteria:
All financial and market data are taken from Standard & Poor’s Capital IQ.
The third‐party general industry surveys used during 2025 were from:
▪
Willis Towers Watson

▪
The 2024 Willis Towers Watson General Industry Executive Compensation Survey includes over 800 organizations that range in revenue from $800 million to over $35 billion.

▪
The 2025 Willis Towers Watson General Industry Executive Compensation Survey has over 900 participants which range in revenue from $725 million to over $35 billion.

▪
FW Cook

▪
The 2024 FW Cook Executive Compensation Survey has over 300 participants which range in revenue from approximately $3 billion at the 25th percentile to over $19 billion at the 75th percentile.

▪
The 2025 FW Cook Executive Compensation Survey has over 400 participants which range in revenue from approximately $2 billion at the 25th percentile to over $17 billion at the 75th percentile.

48 CONSISTENT HIGH PERFORMANCE

Executive Compensation
PROGRAM ELEMENTS
The principal elements of our executive compensation programs for 2025 are illustrated below:
COMPENSATION COMPONENT			BASIC DESIGN	PURPOSE
FIXED	BASE SALARY		▪ Calibrated within the median range of the size-adjusted competitive market	▪ Designed to provide a base wage not subject to Company performance risk ▪ Recognizes individual experiences, skills, and sustained performance
AT RISK	ANNUAL CASH INCENTIVE
▪
Actual pay varies between 0% and 200% of target

▪
Uses adjusted EPS, enterprise goals, business unit goals, and individual goals depending on NEO role and responsibilities

▪
Subject to Growth & Impact modifier, up to the annual cash incentive cap of 200%

▪ Incentivizes the accomplishment of annual corporate, business, and individual goals, and growth & impact aspirations ▪ EPS and enterprise goals reflect the performance of all our businesses
	LONG-TERM EQUITY INCENTIVES	PBRSUs
▪
Represents 60% of annual long-term incentive award opportunity

▪
Performance measured on 3-year organic ROIC, subject to a relative TSR modifier

▪
Actual payout can range from 0% to 200% of target

▪ Aligns a portion of equity compensation to a longer-term strategic financial goal coupled with a relative stock price performance measure
		Stock Options	▪ Represents 40% of annual long-term incentive award opportunity ▪ Vests 1/3 per year starting on the 1st anniversary of grant date	▪ Aligns pay to performance by linking value to stock price appreciation and shareholder value creation; value of the award is driven by share price appreciation following the grant date
OTHER	CHANGE IN CONTROL SEVERANCE COMPENSATION POLICY
▪
Double trigger

▪
Severance is 2x the sum of base salary and target annual incentive, pro rata actual annual bonus in year of termination, outplacement, and continued medical and dental for up to 18 months

▪ Applies to all elected officers ▪ Promotes continuity, impartiality, and objectivity in the event of a change in control to enhance stockholder value
To align pay levels for NEOs with the Company’s performance, our pay mix places the greatest emphasis on performance-based incentives. As summarized below, 91% of our CEO’s 2025 target TDC and 80% of the average target TDC of the remaining NEOs were performance-based. The greater emphasis on performance-based compensation for the CEO is designed to reward him for driving company performance and creating long-term shareholder value given his position and responsibilities in the Company.
ECOLAB PROXY STATEMENT 2026 49

Executive Compensation
Base Salaries
With limited exceptions, such as promotions and executive transitions, the Compensation & HCM Committee reviews base salaries for our NEOs and other executives annually in February, with any adjustments to be effective in April of the current fiscal year. Adjustments are based on:
▪
changes in our competitive market,

▪
changes in scope of responsibility,

▪
individual performance, and

▪
time in position.

Our philosophy is to pay base salaries that are within the median range of our size-adjusted competitive market. When an executive officer is new to his or her position, his or her initial base salary will typically be at the low end of the median range, but with strong performance, his or her base salary will be increased over time. The 2025 base salary levels for all our NEOs were within the median range. The merit increases for Mr. Beck, Mr. Kirkland and Mr. Brown were in line with the principles and metrics used to deliver the Company’s U.S. salary increases broadly. Consistent with our practice, Mr. Cook received a larger merit increase in 2025 to move his base salary towards the market median following his promotion to his current position in 2023.
The 2025 annualized base salary rates in effect for our NEOs before and after increases are summarized below:
NAME	BEGINNING ANNUALIZED BASE SALARY RATE ($)	ANNUALIZED BASE SALARY RATE FOLLOWING 2025 ANNUAL ADJUSTMENT ($)	INCREASE PERCENTAGE
Christophe Beck	1,350,000	1,397,000	3.5%
Scott D. Kirkland	832,000	861,000	3.5%
Darrell R. Brown	832,000	861,000	3.5%
Gregory B. Cook	572,000	650,000	13.6%
Margeaux M. King(1)	—	550,000	—

(1)
Ms. King joined the Company as Executive Vice President — Human Resources on January 6, 2025.

Annual Cash Incentives
The Company maintains an annual cash incentive program for executives referred to as the Management Incentive Plan, or MIP. The Compensation & HCM Committee establishes goals under the MIP at its February meeting. In February 2026, the Compensation & HCM Committee reviewed the performance of the NEOs and other executives to determine the 2025 MIP award payments earned in 2025 (which were paid in March 2026).
TARGET AWARD OPPORTUNITIES
Under the MIP, we establish annual target award opportunities expressed as a percentage of base salary paid during the year. Our annual cash incentive targets are generally set within the median range relative to our competitive market for each position, and the annual cash incentive plan is structured so that lower performance results in below-market payouts and superior performance drives payouts above the median range. The Compensation & HCM Committee modestly increased the MIP target award (as a percentage of base salary) for Mr. Beck and Mr. Cook to maintain alignment with market. The 2025 MIP target awards for Mr. Kirkland and Mr. Brown (as a percentage of base salary) remained the same as 2024. Ms. King commenced employment with Ecolab on January 6, 2025, and her 2025 MIP target award was set in her employment offer. The 2025 target award opportunities for the NEOs are set forth below:
50 CONSISTENT HIGH PERFORMANCE

Executive Compensation
NAME	MIP TARGET AWARD (% OF BASE SALARY)	MIP TARGET AWARD ($)
Christophe Beck	165%	2,284,171
Scott D. Kirkland	105%	895,852
Darrell R. Brown	105%	895,853
Gregory B. Cook	90%	566,100
Margeaux M. King(1)	75%	404,567

(1)
In 2025, Ms. King also received a one-time cash sign-on bonus of $47,000 in connection with the commencement of her employment.

OVERVIEW OF PERFORMANCE MEASURES
Under the MIP, we use a mix of overall corporate performance, business unit performance, individual performance, and impact measures to foster cross-divisional cooperation and to assure that executives have a reasonable measure of control over the factors that affect their awards. This performance measure mix varies by executive position. Payout opportunities range from 0% to 200% of each NEO’s target award opportunity.
	Performance Measures and Weightings				Growth & Impact Modifier
Name	Adj. EPS	Enterprise	Business Unit	Individual
Christophe Beck	100%	—	—	—	Increases or reduces total payout by up to 10% subject to the 200% payout cap
Scott D. Kirkland	70%	—	—	30%
Darrell R. Brown	70%	30%	—	—
Gregory B. Cook	30%	—	70%	—
Margeaux M. King(1)	70%	—	—	30%

(1)
Represents Ms. King’s MIP performance measures from June 1 to December 31, 2025, reflecting her executive officer appointment. Prior to June 1, 2025, the MIP performance measures for Ms. King include the Adjusted EPS goal (weighted 30%), the Enterprise goal (weighted 50%), and her individual goals (weighted 20%), and the Growth & Impact modifier did not apply.

▪
ADJUSTED EPS GOAL: As in prior years, the primary measure of overall corporate performance under the 2025 MIP was adjusted diluted EPS. We believe that adjusted diluted EPS is a better measure of the Company’s underlying business performance than reported diluted EPS because it provides greater transparency with respect to our results of operations, which is more useful for period-to-period comparisons of results. We also use adjusted EPS internally in making financial and operational decisions and evaluating our own performance. Adjusted diluted EPS was a performance measure in each of our NEO’s 2025 MIP opportunities, including our NEOs who manage particular business units, because it reinforces our “One Ecolab” strategy and fosters cross-divisional cooperation.

▪
ENTERPRISE GOAL: For Mr. Brown, whose role has a significant impact on the performance of all the Company’s businesses, and a direct impact on the Company’s ability to meet business sales and operating income targets, the 2025 MIP was also based on an enterprise performance goal. This goal is intended to incentivize and reward the NEO based on both the financial performance of Ecolab’s various businesses and overall Ecolab performance. Prior to June 1, 2025, Ms. King’s 2025 MIP was also based in part on the enterprise performance goal. The enterprise goal is based 60% on a commercial average payout, which represents the aggregate payouts achieved for business unit sales and/or operating income goals to all employees in the commercial organization relative to the aggregate target business unit payouts. The remaining 40% of the enterprise goal is based on the company-wide adjusted EPS performance.

▪
BUSINESS UNIT GOAL: For Mr. Cook, who led the Global Institutional Group, the 2025 MIP incorporated goals for his business unit, comprised of year-over-year sales growth and operating income growth with equal weighting. These goals are designed to incentivize and reward the performance of the business unit for which he is responsible.

▪
INDIVIDUAL GOALS: For two of our NEOs who hold staff positions — Mr. Kirkland and Ms. King, we utilize strategic corporate initiatives and goals, as detailed beginning on page 52, which may include financial, human capital and/or leadership indicators, as a part of the individual performance measures to promote sustained company success.

▪
GROWTH & IMPACT MODIFIER: We apply a Growth & Impact modifier to the MIP for officers. The modifier is based on reducing water intensity across our operations and demonstrating progress toward team engagement, employee retention and development metrics. This modifier recognizes that delivering a net positive impact for our associates and operations, with our customers and in our communities, drives performance and innovation, and enables accelerated growth.

In measuring the enterprise and business unit goals and determining payouts to executives under the MIP, sales and operating income performance measures are recorded at fixed currency rates of foreign exchange. Business unit performance goal
ECOLAB PROXY STATEMENT 2026 51

Executive Compensation
results may also be adjusted for special gains and charges, as well as certain other exceptional items, such as the results of certain businesses acquired during the year and certain strategic initiatives not contemplated by the annual business plan when original goals were established. We include within special gains and charges items that we believe can significantly affect the period-over-period assessment of operating results and that do not necessarily reflect costs and/or income associated with historical trends and future operating results, as more fully identified on pages 33 to 36 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
PERFORMANCE MEASURES AND ACHIEVEMENT — ADJUSTED EPS
In establishing the adjusted EPS goal for 2025, we took into consideration our prior year results, overall economic and market trends, S&P 500 companies’ performance expectations, and our anticipated business opportunities, investment requirements, and the competitive situation. The minimum adjusted EPS level was set at $6.85, higher than our actual adjusted EPS of $6.65 for 2024. For 2025, the adjusted EPS goals were as follows:
PERCENTAGE OF THE TARGET AWARD OPPORTUNITY	ADJUSTED EPS ($)
40% (Minimum Level)	6.85
100% (Target Level)	7.27
140% (140% Level)	7.55
200% (Maximum Level)	≥7.95
Payouts for results between performance levels are interpolated on a straight-line basis. Actual 2025 adjusted EPS was $7.53, resulting in a 137% payout with respect to this performance goal.
PERFORMANCE MEASURES AND ACHIEVEMENT — ENTERPRISE GOAL
30% of Mr. Brown’s 2025 MIP target, and prior to June 1, 2025, 50% of Ms. King’s 2025 MIP target were linked to our enterprise goal. The enterprise performance goal is intended to incentivize and reward Mr. Brown and Ms. King based on the financial performance of Ecolab’s various businesses and overall Company performance.
The enterprise goal is comprised of 60% commercial average payout for sales and/or operating income performance across the Company’s business units and 40% adjusted EPS performance. Because this measure includes aggregate performance across all business units, there is no threshold payout level; however, the maximum payout of 200% of target continues to apply.
The commercial average performance was measured at 97%, and adjusted EPS was achieved at 137%, resulting in an enterprise goal payout of 113% of target.
PERFORMANCE MEASURES AND ACHIEVEMENT — BUSINESS UNIT
In his role as Executive Vice President and President — Institutional Group, 70% of Mr. Cook’s 2025 MIP target was linked to goals for the Global Institutional Group business unit. Performance against his business unit goal is measured at 50% on year-over-year sales growth and 50% on year-over-year operating income growth.
Sales and operating income performance for the Global Institutional Group were achieved at 114% and 162%, respectively, resulting in a business unit goal payout of 138% of target.
PERFORMANCE MEASURES AND ACHIEVEMENT — INDIVIDUAL
For two of our NEOs who hold staff positions — Mr. Kirkland (Chief Financial Officer) and Ms. King (Executive Vice President, Human Resources) — 30% of their MIP annual cash incentive targets are linked to individual performance goals. This individual component of staff position awards under the MIP is set at 30% of the performance measure mix for annual cash incentives, so that achievement of these goals is a component of the award but remains balanced against achievement of corporate and, as applicable, enterprise performance goals. Prior to June 1, 2025, 20% of Ms. King’s 2025 MIP was linked to her individual performance goals.
The 2025 individual performance objectives for these officers are:
▪
specific,

▪
qualitative,

▪
achievable with significant effort, and

▪
if achieved, provide meaningful benefit to the Company.

52 CONSISTENT HIGH PERFORMANCE

Executive Compensation
NEO	INDIVIDUAL PERFORMANCE OBJECTIVES
Scott D. Kirkland
Financial and organizational initiatives, including:
▪
strategic leadership of accounting, audit, financial planning and analytics, treasury, tax, investor relations, shared services, and information services functions,

▪
collaborating with the CEO and Board to develop, execute and evaluate financial and investment strategies aligned with the Company’s growth goals, and

▪
implementing digital tools to enhance efficiency, accuracy, and decision-making through automation, analytics

Margeaux M. King
Human resources, facilities, and organizational initiatives, including:
▪
strategic leadership of the human resources and facilities functions,

▪
building a strong, future-ready leadership team and pipeline to meet strategic business and workforce needs, and

▪
fostering an inclusive and engaging workplace for all associates.

PERFORMANCE MEASURES AND ACHIEVEMENT — GROWTH & IMPACT MODIFIER
In assessing the achievement of the Growth & Impact modifier for 2025, we considered the necessary steps to achieve our aspirations for reducing water use intensity across our operations and advancing our team engagement, retention and development. This modifier recognizes that delivering a net positive impact for our associates and operations, with our customers and in our communities, drives performance and innovation, and enables growth. The Growth & Impact modifier increases MIP payout by 2%, 5%, 8%, or 10%, or reduces MIP payout by 10%, based on performance in Growth & Impact areas as assessed by the Compensation & HCM Committee.
For 2025, the Compensation & HCM Committee determined that the Growth & Impact modifier should increase the MIP payout by 8%, subject to the 200% payout cap under the MIP. This payout level is aligned with exceeding the targets set for reduction in water intensity across our operations and performance against applicable benchmarks for team engagement, retention and development. The assessment of performance for the Growth & Impact modifier is made for all officers in the aggregate, and not on an individual basis. Performance indicators may be adjusted for acquisitions and divestitures that have a material impact.
2025 ANNUAL CASH INCENTIVE PAYOUT SUMMARY
NAME	EPS WEIGHTING (%)	ENTERPRISE WEIGHTING (%)	BUSINESS UNIT WEIGHTING (%)	INDIVIDUAL WEIGHTING (%)	WEIGHTED MIP TARGET AWARD ($)	MIP PERFORMANCE ACHIEVED (% OF WEIGHTED TARGET)	GROWTH & IMPACT MODIFIER (%)	PAYOUT BASED ON MIP PERFORMANCE ($)	ACTUAL PAYOUT ($)
Christophe Beck	100				2,284,171	137		3,132,577
							8	250,606	3,383,183
Scott D. Kirkland	70				627,096	137		860,017
				30	268,756	113		304,075
							8	93,127	1,257,219
Darrell R. Brown	70				627,097	137		860,019
		30			268,756	113		304,075
							8	93,128	1,257,222
Gregory B. Cook	30				169,830	137		232,910
			70		396,270	138		546,461
							8	62,350	841,721
Margeaux M. King	30(1)				50,571	137		69,355
		50(1)			84,285	113		95,361
				20(1)	33,714	113		38,145
	70(2)				165,198	137		226,557
				30(2)	70,799	113		80,103
							8(2)	24,533	534,054

(1)
MIP performance measures for Ms. King prior to June 1, 2025.

(2)
MIP performance measures for Ms. King from June 1 to December 31, 2025, reflecting her appointment as an executive officer in May 2025.

ECOLAB PROXY STATEMENT 2026 53

Executive Compensation
The Compensation & HCM Committee may increase or decrease an NEO’s payout, with input from the CEO (other than as to his own award), based on the individual performance of the NEO. The Compensation & HCM Committee has not historically made such discretionary adjustments to an NEO’s payout, except in new hire situations in which the amount of an executive’s annual cash incentive is guaranteed, or other exceptional circumstances. The 2025 annual cash incentive payouts were made in accordance with the overall corporate results and enterprise, business unit and individual performance results established for the NEOs without adjustment. Additionally, none of the executives had a guaranteed cash incentive for 2025.
Long-Term Equity Incentives
The Compensation & HCM Committee made annual grants of long-term equity incentives to our NEOs in December 2025, consistent with its past practice of granting these incentives at its regularly scheduled December meeting. Our philosophy is to grant long-term incentives that are within the median range of our size-adjusted competitive market. In 2025, our NEOs received long-term incentives near or within the median range. The table below sets forth each NEO’s annual long-term incentive award value at target, as well as the number of target 2026 – 2028 PBRSUs and stock options granted in December 2025.
NAME	TARGET LTI AWARD VALUE ($)	TARGET 2026 – 2028 PBRSUs GRANTED(1)	STOCK OPTIONS GRANTED(1)
Christophe Beck	12,000,000	27,281	64,954
Scott D. Kirkland	2,900,000	6,593	15,697
Darrell R. Brown	3,100,000	7,048	16,780
Gregory B. Cook	1,600,000	3,637	8,661
Margeaux M. King(2)	1,200,000	2,728	6,495

(1)
The number of target PBRSUs was determined based on a historical average share price. The number of stock options was determined based on a historical average share price and the binomial stock option valuation method.

(2)
In addition to her December 2025 long-term incentive grant set forth in this table, Ms. King also received the following one-time awards in February 2025:

TARGET 2025-2027 PBRSUs(a)	STOCK OPTIONS(a)	RESTRICTED STOCK UNITS(b)
2,494	5,938	4,988

(a)
Represents a long-term incentive grant of $1.0 million target award value in lieu of the 2024 December long-term incentive grant as Ms. King commenced employment on January 6, 2025. Consistent with our annual grant practice, this grant includes 60% PBRSUs and 40% stock options. The PBRSUs have the same vesting terms and performance goals as the PBRSUs for the 2025 – 2027 performance period approved by the Compensation & HCM Committee in December 2024, except that they are not subject to the relative TSR modifier. The number of target PBRSUs was determined based on a historical average share price. The number of stock options was determined based on a historical average share price and the binomial stock option valuation method.

(b)
Represents a restricted stock unit award of $1.2 million to buy out the equity and other benefits that Ms. King forfeited upon termination of her prior employment to join Ecolab.

54 CONSISTENT HIGH PERFORMANCE

Executive Compensation
The material terms of the 2025 annual long-term equity incentive awards are as follows:
AWARD TYPE	MATERIAL TERMS
PBRSUs
▪
Cliff-vests after three-year performance period, subject to attainment of three-year organic ROIC goals and modification based on relative TSR

▪
Target three-year organic ROIC goals were set at levels that would require significant year-over-year organic growth and focus our management team on our long-term fundamentals; the relative TSR modifier balances achievement of internal goals with performance against the broader market and demonstrates value creation for our stockholders

▪
Payout ranges from 0% to 200% of the target award, with a threshold payout of 40% of target

▪
Set 2026 — 2028 organic ROIC target of 15.9%, with a threshold of 11.8% and a maximum of 17.8%

▪
Organic ROIC is defined as the quotient of average annual net operating profit after taxes, over the average annual invested capital determined as total assets less cash and cash equivalents minus total liabilities less short- and long-term debt, as may be adjusted for acquisitions, accounting or tax changes, gains or losses from discontinued operations, and certain other unusual or infrequently occurring charges during the performance period. Invested capital is not adjusted for acquisitions completed prior to the start of the performance period

▪
Includes relative TSR modifier, which may increase or reduce the payout based on the Company’s three-year TSR compared to the S&P 500 three-year TSR, with performance in the 80th percentile or higher increasing the payout percentage by 10% and performance in the 20th percentile or lower decreasing the payout percentage by 10% (subject to cap on total payout of 200% of target)

▪
No dividend equivalents are paid or accrued on PBRSUs

STOCK OPTIONS
▪
Vests in equal annual installments over three years

▪
Exercise price equal to the average of the high and low market price on the date of grant, which we believe lessens the impact of potential same-day stock volatility

▪
10-year term from the date of grant

PAYOUT OF 2023 – 2025 PBRSUs
Each of our NEOs, except Ms. King, held outstanding 2023 – 2025 PBRSUs granted by the Compensation & HCM Committee in December 2022, which vested on December 31, 2025. The following chart sets forth the threshold and target average annual adjusted ROIC and the Company’s actual average annual adjusted ROIC performance under the 2023 – 2025 PBRSUs, which resulted in a payout at 100% of target (the maximum potential payout for these awards).
Adjusted ROIC under the 2023 – 2025 PBRSUs is defined as the quotient of after-tax operating income divided by the sum of short-term and long-term debt and stockholders’ equity, less cash and cash equivalents. Adjusted ROIC is measured excluding the purchase accounting impact and special gains and charges relating to the Nalco and Purolite transactions considering the significant impact of these transactions on the calculation in accordance with the terms of the award.
ECOLAB PROXY STATEMENT 2026 55

Executive Compensation
Equity Award Grant Practices
Generally, long-term equity incentives for executives are granted on the same date as our Compensation & HCM Committee approval date, and in no event is the grant date prior to the approval date. Annual grants are typically made at the Compensation & HCM Committee’s regularly scheduled meeting in December. The Compensation and HCM Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In addition, in 2025, we did not grant long-term equity incentives (including stock options) during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any current report on Form 8-K that discloses material nonpublic information. We may change our equity grant practices in the future.
Executive Benefits and Perquisites
Our NEOs participate in the same health care, disability, life insurance, pension, and 401(k) benefit plans made available generally to the Company’s U.S. employees, with executive supplements as described in this Proxy Statement. In addition, our NEOs are eligible to participate in:
▪
a deferred compensation program,

▪
a restoration plan for the tax-qualified 401(k) plan,

▪
a restoration pension plan, and

▪
with respect to certain of our NEOs, an executive disability and life benefit and a supplemental retirement benefit.

The non-qualified retirement plans supplement the benefits provided under our tax-qualified plans, taking into account compensation and benefits above the IRS limits for qualified plans. The NEOs also receive limited perquisites that are described in more detail in the footnotes to the “Summary Compensation Table for 2025”. Perquisites accounted for 0.7% of total compensation for the CEO and 1.2% of total compensation on average for the other NEOs in 2025. Executive benefits and perquisites are consistent with our competitive market.
The Company maintains a private aircraft use policy authorizing the use of private aircraft for business and personal purposes by the Company’s Chairman and Chief Executive Officer and, under certain circumstances, business use by its directors and certain other executives. Under the policy, personal use of private aircraft by the Chairman of the Board and Chief Executive Officer is limited to $150,000 of unreimbursed usage per year, with personal use historically falling below the limit. Additional information with respect to this perquisite is provided in more detail in the footnotes to the “Summary Compensation Table for 2025”.
Mr. Brown received an annual commuter allowance of $50,192 that is designed to offset commuting expenses incurred for travel to headquarters. Mr. Brown did not receive any tax gross-up on this allowance.
OTHER COMPENSATION POLICIES AND CONSIDERATIONS
Executive Change-In-Control Policy
The terms of our Change-In-Control Severance Compensation Policy, including the events constituting a change in control under our policy, are described in the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement. Our policy applies to all elected officers, including the NEOs, except those who are covered by separate change-in-control or similar agreements with the Company or a subsidiary, a circumstance which arises only in the case of an executive having such an agreement with a company we acquire, which agreements are not renewed after they terminate or expire. The Change-In-Control Severance Compensation Policy only provides “double-trigger” severance benefits following a change-in-control, which promotes the interests of stockholders by mitigating executives’ concerns about the impact a change in control may have on them, thereby allowing the executives to focus on the best interests of stockholders under such circumstances.
Global Insider Trading Policy
Our Global Insider Trading Policy governs the trading of our securities by our directors, officers, employees, and consultants. It also requires the Company to comply with all applicable securities and state laws when engaging in transactions in its own
56 CONSISTENT HIGH PERFORMANCE

Executive Compensation
securities. We believe that the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Global Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Hedging and Pledging Policy
The Company’s Global Insider Trading Policy provides that certain short-term or speculative transactions by insiders in Company securities are prohibited at any time. These include:
(i)
short-term “in and out” trading;

(ii)
selling Company stock short;

(iii)
purchases of Company stock on margin;

(iv)
pledging of Ecolab stock; and

(v)
dealing in derivative securities (e.g., options, puts, calls) other than through the Company’s stock incentive plans.

Our directors, executive officers (including our NEOs), senior management team, and certain other employees designated from time to time by the General Counsel constitute the Company’s “insiders” under the policy.
Stock Retention and Ownership Guidelines

We maintain stock retention and ownership guidelines to encourage our NEOs and other executives to accumulate a meaningful ownership stake in the Company so they are incentivized to maximize long-term stockholder returns without taking on undue risk. Until the guideline is met, our CEO, CFO and President and COO are expected to retain 100% of net shares realized from equity awards, with other officers expected to retain 50%. Shares subject to unexercised stock options and unvested restricted stock units (RSUs) and PBRSUs are not considered owned for purposes of complying with the guidelines.

The table below illustrates the standing of each of our NEOs in relation to their respective stock ownership guideline as of December 31, 2025, based on the closing market price of our Common Stock on December 31, 2025 of $262.52 per share.
NAME	BASE SALARY AS OF 12/31/2025 ($)	STOCK OWNERSHIP GUIDELINES	STOCK OWNERSHIP(1) (#)	MULTIPLE OF 2025 BASE SALARY
Christophe Beck	1,397,000	6x salary	75,727	14.2x salary
Scott D. Kirkland	861,000	3x salary	14,176	4.3x salary
Darrell R. Brown	861,000	3x salary	27,529	8.4x salary
Gregory B. Cook	650,000	3x salary	15,551	6.3x salary
Margeaux M. King(2)	550,000	3x salary	12	0x salary

(1)
Excludes shares underlying unexercised stock options and unvested RSUs/PBRSUs.

(2)
Ms. King joined the Company as Executive Vice President — Human Resources on January 6, 2025.

Clawback and Compensation Recovery Policies
The Company’s Board of Directors has adopted a Policy on Reimbursement of Incentive Payments. Under this policy, if an executive has engaged in misconduct (including a material violation of the Company’s Code of Conduct), as determined by the Compensation & HCM Committee, then the Company will, in appropriate circumstances, recoup annual or long-term cash or equity-based incentives or discretionary bonuses (whether based on financial measures, stock price, TSR or non-financial measures), as well as time-based stock options or other equity-based awards (collectively, “incentive compensation”). In addition, in the event of an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or if incentive compensation is paid based on a materially inaccurate calculation, the Compensation & HCM Committee may recoup any excess incentive compensation during the prior three fiscal years.
ECOLAB PROXY STATEMENT 2026 57

Executive Compensation
The Company’s Board of Directors has also adopted a Rule 10D-1 Clawback Policy, which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
COMPENSATION RISK ANALYSIS
The Compensation & HCM Committee has established an annual process for assessing risk in our compensation programs. The Committee has directed management to apply that process to all compensation plans and practices that have the potential to create risks that are reasonably likely to have a material adverse effect on the Company and to report the results to the Compensation & HCM Committee. Management undertakes this assessment with the assistance of the Compensation & HCM Committee’s independent advisor, FW Cook, including the review and alignment on the assessment methodology and results. The Committee maintains final authority for overseeing risk in our compensation programs.
Based on our 2025 risk assessment, we do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, we took into account the compensation mix for our employees as well as various risk control and mitigation features of our programs, including:
COMPENSATION PROGRAM RISK CONTROL AND MITIGATION FEATURES	Varied and balanced performance targets
Procedures for incentive pay calculations review
Appropriate incentive payout caps
Discretionary authority of the Compensation & HCM Committee to reduce award payouts
Internal controls around customer and distributor pricing and contract terms
Stock ownership guidelines
Prohibition on hedging or pledging Company stock
Compensation recovery (“clawback”) policies and the Company’s rights to cancel incentive awards for employee misconduct
58 CONSISTENT HIGH PERFORMANCE

Executive Compensation
COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR 2025
The following table shows cash and non-cash compensation for the years ended December 31, 2025, 2024 and 2023 for the persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during the year ended December 31, 2025 and for the next three most highly-compensated executive officers who were serving in those capacities at December 31, 2025.
NAME AND PRINCIPAL POSITION	YEAR	SALARY(1) ($)	Bonus(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(1)(4) ($)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
Christophe Beck Chairman and Chief Executive Officer	2025	1,390,081	—	7,228,101	4,566,916	3,383,183	433,869	402,785	17,404,935
	2024	1,346,923	—	6,148,112	4,006,711	4,276,924	166,519	445,735	16,390,924
	2023	1,243,750	—	5,874,624	4,055,664	3,731,250	195,936	445,831	15,547,055
Scott D. Kirkland Chief Financial Officer	2025	856,727	—	1,746,815	1,103,656	1,257,219	99,402	129,014	5,192,833
	2024	829,785	—	1,639,545	1,068,434	1,729,108	50,496	150,924	5,468,293
	2023	787,500	—	1,697,159	1,171,641	1,570,453	64,270	47,165	5,338,188
Darrell R. Brown President and Chief Operating Officer	2025	856,727	—	1,867,368	1,179,802	1,257,222	183,249	302,976	5,647,343
	2024	829,785	—	1,697,952	1,106,628	1,729,108	153,440	293,733	5,810,646
	2023	787,500	—	1,762,406	1,216,719	1,570,453	59,090	279,330	5,675,498
Gregory B. Cook(7) Executive Vice President and President − Institutional Group	2025	632,100	—	963,623	608,955	841,721	179,046	130,534	3,355,979
	2024	570,477	—	848,976	553,314	962,332	18,266	95,710	3,049,075
Margeaux M. King(7) Executive Vice President, Human Resources	2025	545,769	47,000(8)	2,652,242	883,784	534,054	14,778	22,808	4,700,435

(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code pursuant to the Ecolab Savings Plan and ESOP, amounts deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, and any salary reductions per Section 125 or Section 132(f)(4) of the Internal Revenue Code.

(2)
Represents the aggregate grant date fair value of PBRSU awards at target and RSU awards made during the year in accordance with FASB ASC Topic 718, in each case, adjusted for the absence of future dividends and with no discount for estimated forfeitures. For the 2026-2028 PBRSU awards, which are subject to a relative TSR modifier, the grant date fair value is determined using a Monte Carlo simulation model. For Ms. King’s RSU award and 2025-2027 PBRSU award, which are not subject to the relative TSR modifier, the grant date fair values are determined based on the average of the high and low share price of the Company’s common stock on the date of grant. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2025, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for further discussion of the assumptions used in determining these values. For additional information about these awards see the heading “Long-Term Equity Incentives” beginning at page 54 and the footnotes to the table “Grants of Plan-Based Awards for 2025” beginning at page 61. Based on the fair market value on the date of grant ($264.95 per share), the maximum values for the 2026-2028 PBRSUs granted to Messrs. Beck, Kirkland, Brown and Cook and Ms. King are $14,456,202, $3,493,631, $3,734,735, $1,927,246 and $1,445,567, respectively. Based on the fair market value on the date of grant ($257.88 per share), the maximum value for the 2025-2027 PBRSUs granted to Ms. King are $1,286,305.

(3)
Represents the aggregate grant date fair value of stock option grants during the year in accordance with FASB ASC Topic 718 but with no discount for estimated forfeitures. The value of grants has been determined by application of the lattice (binomial)-pricing model. Key assumptions include risk-free rate of return, expected life of the option, expected stock price volatility, and expected dividend yield. See Note 11 to the Company’s Consolidated Financial Statements for the year ended December 31, 2025, located at Item 8 of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for further discussion of the assumptions used in determining these values. The specific assumptions used in the valuation of the options granted in 2025 are summarized in the table below:

GRANT DATE	RISK FREE RATE	EXPECTED LIFE (YEARS)	EXPECTED VOLATILITY	EXPECTED DIVIDEND YIELD
02/25/2025	4.06%	6.09	22.60%	1.05%
12/03/2025	3.69%	6.02	22.73%	1.09%
ECOLAB PROXY STATEMENT 2026 59

Executive Compensation
(4)
Represents the annual cash incentive awards earned and paid in respect of 2025 under the Company’s MIP. The MIP is discussed in more detail at page 50 and as part of the table entitled “Grants of Plan-Based Awards for 2025” at page 61.

(5)
Represents the aggregate change in the actuarial present value of the NEO’s accumulated benefit under the Company’s defined benefit plans as of December 31, 2025 over such amount as of December 31, 2024, except as otherwise noted. The Company’s defined benefit plans include the Pension Plan, the Mirror Pension Plan, the Supplemental Executive Retirement Plan (“SERP”), and the AMP Signature Super — One Ecolab Superannuation Plan (“Australia Plan”) which are discussed beginning at page 66 as part of the table entitled “Pension Benefits for 2025.” Mr. Brown is an inactive participant in the Australia Plan, which is a broad-based pension plan covering certain Australian employees, and no other named executive officer participates in the Australia Plan. The change in the actuarial present value during 2025 of Mr. Brown’s Australia Plan benefit is primarily attributable to changes in actuarial assumptions and increases related to the passage of time and does not reflect any additional accruals for service or compensation earned or paid in 2025. Mr. Brown’s change in pension benefit attributable to this plan is accrued in Australian dollars and is reported based on a conversion rate of 1.5267AUD = 1$U.S. on November 30, 2025, a conversion rate of 1.5356AUD = 1$U.S. on November 30, 2024, and a conversion rate of 1.5140AUD = 1$U.S. on November 30, 2023, using pension measurement dates of November 30, 2025, November 30, 2024, and November 30, 2023, consistent with the Company’s assumptions under FASB ASC Topic 715 for financial reporting regarding international retirement plans. There are no “above market” earnings under the Ecolab Mirror Savings Plan, a non-qualified defined contribution plan, because all earnings under this plan are calculated at the same rate as earnings on one or more externally managed investments available to participants in Ecolab’s broad-based tax-qualified deferred compensation plans. The Ecolab Mirror Savings Plan is discussed at page 69.

(6)
Except as otherwise noted, amounts reported as All Other Compensation for 2025 include:

(a)
Payment by the Company of certain perquisites, including costs relating to the following:

(i)
executive physical examinations for Messrs. Beck, Kirkland, Brown and Cook;

(ii)
in the case of Mr. Brown, $50,192 representing an annual commuter allowance to offset commuting expenses incurred for travel between his residence and corporate headquarters;

(iii)
attendance by Messrs. Beck, Brown and Cook at incentive trips in the amounts of $17,959, $21,176 and $10,021, respectively, and the gross-up thereon in the amounts of $15,416, $17,001 and $8,858, respectively;

(iv)
spousal travel for Messrs. Beck, Brown and Cook and Ms. King in the amounts of $5,532, $48,778, $8,733 and $2,066, respectively, and the gross up thereon of $20,194, $42,000, $8,416 and $2,000, respectively. Spousal travel amounts do not include certain occasions where the spouses of Mr. Beck and Mr. Brown accompanied them on business trips using corporate aircraft for which no incremental aircraft cost is incurred;

(v)
personal use of corporate aircraft by Mr. Beck in the amount of $22,034;

(vi)
employment anniversary gift for Mr. Kirkland in the amount of $1,000 and the gross-up thereon in the amount of $967; and

(vii)
business travel and accident insurance for each of the named executive officers and preferred airline status for each of the named executive officers for which no incremental cost is incurred by the Company.

(b)
Payment by the Company of life insurance premiums for Mr. Beck in the amount of $40,269. This program has been closed to new participants.

(c)
Payment of matching contributions made by the Company to certain retirement plans as follows:

(i)
matching contributions made by the Company under the Ecolab Savings Plan and ESOP available generally to all employees for: Mr. Beck, $14,100; Mr. Kirkland, $21,000; Mr. Brown, $14,923; Mr. Cook $21,000; and Ms. King, $18,743; and

(ii)
matching contributions made or to be made by the Company on base salary and annual cash incentive award earned in respect of 2025 that the executive deferred under a non-qualified defined contribution deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Beck, $264,944; Mr. Kirkland, $105,558; Mr. Brown, $105,558; and Mr. Cook, $67,063.

The Company maintains a self-funded, supplemental long-term disability benefit plan for certain executives, which benefits each of the named executive officers. No Company cost is incurred under such plan prior to the occurrence of a disability.
(7)
Mr. Cook was not an NEO in 2023, and Ms. King was not an NEO in 2024 and 2023.

(8)
Represents one-time cash sign-on bonus to Ms. King in connection with the commencement of her employment.

60 CONSISTENT HIGH PERFORMANCE

Executive Compensation
GRANTS OF PLAN-BASED AWARDS FOR 2025
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SAHRES OF STOCK OR UNITS(4) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS(5) (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS(6) ($/SH)	CLOSING MARKET PRICE OF STOCK ON GRANT DATE(6) ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(7) ($)
NAME	GRANT DATE	THRESHOLD(1) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(2) (#)	TARGET (#)	MAXIMUM (#)
Christophe Beck (PEO)
MIP(8)	N/A	822,302	2,284,171	4,568,343	—	—	—	—	—	—	—	—
Stock Options	12/03/2025	—	—	—	—	—	—	—	64,954	268.515	264.33	4,566,916
2026-2028 PBRSUs	12/03/2025	—	—	—	9,821	27,281	54,562	—	—	—	—	7,228,101
Scott D. Kirkland (PFO)
MIP(8)	N/A	264,456	895,852	1,791,704	—	—	—	—	—	—	—	—
Stock Options	12/03/2025	—	—	—	—	—	—	—	15,697	268.515	264.33	1,103,656
2026-2028 PBRSUs	12/03/2025	—	—	—	2,373	6,593	13,186	—	—	—	—	1,746,815
Darrell R. Brown
MIP(8)	N/A	264,456	895,853	1,791,704	—	—	—	—	—	—	—	—
Stock Options	12/03/2025	—	—	—	—	—	—	—	16,780	268.515	264.33	1,179,802
2026-2028 PBRSUs	12/05/2025	—	—	—	2,537	7,048	14,096	—	—	—	—	1,867,368
Gregory B. Cook
MIP(8)	N/A	203,796	566,100	1,132,201	—	—	—	—	—	—	—	—
Stock Options	12/03/2025	—	—	—	—	—	—	—	8,661	268.515	264.33	608,955
2026-2028 PBRSUs	12/03/2025	—	—	—	1,309	3,637	7,274	—	—	—	—	963,623
Margeaux M. King
MIP(8)	N/A	109,414	404,567	809,134	—	—	—	—	—	—	—	—
Stock Options	2/25/2025	—	—	—	—	—	—	—	5,938	266.097	265.69	427,120
2025-2027 PBRSUs	2/25/2025	—	—	—	998	2,494	4,988	—	—	—	—	643,153
RSUs	2/25/2025	—	—	—	—	—	—	4,988	—	—	—	1,286,305
Stock Options	12/03/2025	—	—	—	—	—	—	—	6,495	268.515	264.33	456,663
2026-2028 PBRSUs	12/03/2025	—	—	—	982	2,728	5,456	—	—	—	—	722,784
(1)
Threshold amount is based on achievement of the minimum adjusted EPS performance measure at 40% of target (which also comprises a portion of the enterprise goal), minimum achievement of the applicable business unit goals at 40%, no achievement of the commercial average payout component, minimum achievement of individual goals, and assuming the Growth & Impact modifier is not achieved and the negative 10% modifier applies. Ms. King’s MIP performance measures for the period prior to June 1, 2025 do not include the Growth & Impact modifier.

(2)
Except for Ms. King’s 2025-2027 PBRSU award, threshold amount is calculated assuming the relative TSR modifier is not achieved and the negative 10% modifier applies. The relative TSR modifier does not apply to Ms. King’s 2025-2027 PBRSU award.

(3)
Amounts reflect the threshold (adjusted as noted in footnote 2 above), target, and maximum number of shares of Company Common Stock that may be earned pursuant to PBRSU awards granted in 2025. No PBRSUs may be earned if organic ROIC is below the threshold goal, and no more than 200% of the PBRSUs may be earned if organic ROIC is above the maximum goal. Except for Ms. King’s 2025-2027 PBRSU award, a relative TSR modifier may increase or reduce the payout percentage based on our 3-year TSR compared to the S&P 500, subject to the cap on total payout of 200% of target. Dividend equivalents are not paid or accrued during the performance period. See the discussion under the heading “Long-Term Equity Incentives” in the Compensation Discussion and Analysis for more information on these awards, including with respect to the performance goals and relative TSR modifier.

(4)
Represents the grant of a restricted stock unit award to Ms. King, which will vest as to one-third of the units on each of the first three anniversaries of the date of grant. Dividend equivalents are not paid or accrued on unvested units.

(5)
Options granted in 2025 have a ten-year contractual exercise term and vest (or will be exercisable) over three years, on a cumulative basis, as to one third of the option shares on the first and second anniversaries of the date of grant and as to the remaining option shares on the third anniversary.

(6)
Each of the stock options granted to our NEOs during the year ended December 31, 2025 and reported in the table above were granted on the date of approval and have an exercise price which is the average of the high and low market price on the date of grant. We believe that the use of the average of the high and low market price on the date of the grant removes the effect of potential same-day stock volatility.

ECOLAB PROXY STATEMENT 2026 61

Executive Compensation
(7)
Represents the grant date fair value of each equity award, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures. The manner in which grant date fair value was determined for stock awards and option awards granted in 2025 is discussed in footnote (2) and (3), respectively, to the “Summary Compensation Table for 2025” at page 59.

(8)
The Company maintains an annual cash incentive program for executives referred to as the MIP, which is discussed in the Compensation Discussion and Analysis under the heading “Annual Cash Incentives.” In the case of the NEO participants, the potential payouts that could be earned under the MIP for 2025 and that would be used to guide the Committee’s discretion under the MIP are noted in the MIP row of the above table. Amounts shown are based on the base salary earned during 2025. Actual payouts to each of the NEOs with respect to 2025 are included under the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table for 2025” at page 59. Each award is subject to and interpreted in accordance with the terms and conditions of the MIP, and no amount will be paid under the MIP unless and until the Committee has determined the extent to which the applicable performance goal has been met, the corresponding amount of the award earned by the participant, and the degree to which the Committee chooses to exercise its permitted discretion under the MIP.

62 CONSISTENT HIGH PERFORMANCE

Executive Compensation
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2025
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Christophe Beck (PEO)	23,833	—	117.730	12/07/26	—	—	—	—
	20,729	—	137.087	12/06/27	—	—	—	—
	16,287	—	158.515	12/04/28	—	—	—	—
	29,957	—	184.390	12/03/29	—	—	—	—
	50,759	—	221.410	12/03/30	—	—	—	—
	60,248	—	223.780	12/01/31	—	—	—	—
	105,865	—	148.495	12/07/32	—	—	—	—
	53,561	26,781	191.030	12/06/33	—	—	62,666	16,451,078
	19,966	39,934	247.495	12/04/34	—	—	50,316	13,208,956
	—	64,954	268.515	12/03/35	—	—	27,281	7,161,808
Scott D. Kirkland (PFO)	3,972	—	117.730	12/07/26	—	—	—	—
	4,146	—	137.087	12/06/27	—	—	—	—
	3,189	—	158.515	12/04/28	—	—	—	—
	3,159	—	184.390	12/03/29	—	—	—	—
	4,230	—	221.410	12/03/30	—	—	—	—
	17,572	—	223.780	12/01/31	—	—	—	—
	40,582	—	148.495	12/07/32	—	—	—	—
	15,473	7,737	191.030	12/06/33	—	—	18,104	4,752,662
	5,324	10,649	247.495	12/04/34	—	—	13,418	3,522,493
	—	15,697	268.515	12/03/35	—	—	6,593	1,730,794
Darrell R. Brown	10,000	—	117.730	12/07/26	—	—	—	—
	17,274	—	137.087	12/06/27	—	—	—	—
	16,287	—	158.515	12/04/28	—	—	—	—
	13,072	—	184.390	12/03/29	—	—	—	—
	14,664	—	221.410	12/03/30	—	—	—	—
	14,058	—	223.780	12/01/31	—	—	—	—
	35,288	—	148.495	12/07/32	—	—	—	—
	16,068	8,035	191.030	12/06/33	—	—	18,800	4,935,376
	5,514	11,030	247.495	12/04/34	—	—	13,896	3,647,978
	—	16,780	268.515	12/03/35	—	—	7,048	1,850,241
Gregory B. Cook	3,800	—	137.087	12/06/27	—	—	—	—
	2,714	—	158.515	12/04/28	—	—	—	—
	2,723	—	184.390	12/03/29	—	—	—	—
	3,384	—	221.410	12/03/30	—	—	—	—
	7,029	—	223.780	12/01/31	—	—	—	—
	14,115	—	148.495	12/07/32	8,396(3)	2,204,118	—	—
	7,736	3,869	191.030	12/06/33	—	—	9,052	2,376,331
	2,757	5,515	247.495	12/04/34	—	—	6,948	1,823,989
	—	8,661	268.515	12/03/35	—	—	3,637	954,785
ECOLAB PROXY STATEMENT 2026 63

Executive Compensation
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED(2) ($)
Margeaux M. King	—	5,938	266.097	02/25/35	4,988(4)	1,309,450	4,988	1,309,450
	—	6,495	268.515	12/03/35	—	—	2,728	716,155

(1)
Stock options have a ten-year contractual exercise term and vest ratably on the first three anniversaries of the date of grant, subject to the post-termination and change-in-control provisions generally described on page 70 under the heading “Potential Payments Upon Termination or Change in Control.”

The vesting dates of the respective stock options held at December 31, 2025 that were unexercisable are summarized in the table below:
NAME	OPTION GRANT DATE	SECURITIES VESTING IN 2026 (#)	SECURITIES VESTING IN 2027 (#)	SECURITIES VESTING IN 2028 (#)
Christophe Beck (PEO)	12/06/23	26,781	—	—
	12/04/24	19,967	19,967	—
	12/03/25	21,651	21,651	21,652
Scott D. Kirkland (PFO)	12/06/23	7,737	—	—
	12/04/24	5,324	5,325	—
	12/03/25	5,232	5,232	5,233
Darrell R. Brown	12/06/23	8,035	—	—
	12/04/24	5,515	5,515	—
	12/03/25	5,593	5,593	5,594
Gregory B. Cook	12/06/23	3,869	—	—
	12/04/24	2,757	2,758	—
	12/03/25	2,887	2,887	2,887
Margeaux M. King	02/25/25	1,979	1,979	1,980
	12/03/25	2,165	2,165	2,165

(2)
Represents PBRSU awards which cliff-vest after three years, subject to attainment of performance goals over a three-year performance period. In order from top to bottom, for all NEOs other than Ms. King, the PBRSUs have performance periods of 2024-2026, 2025-2027 and 2026-2028 and will vest on December 31, 2026, 2027 and 2028, respectively. In order from top to bottom, Ms. King’s PBRSUs have performance periods of 2025-2027 and 2026-2028 and will vest on December 31, 2027 and 2028, respectively. The PBRSUs are subject to certification of results by the Compensation & HCM Committee, will be paid out in shares of Common Stock no later than March 15 following each vesting date. The amounts shown represent 200%, 200% and 100% of the target number of units for the PBRSUs vesting on December 31, 2026, 2027 and 2028, respectively, based on performance through December 31, 2025. The awards are subject to the post-termination and change-in-control provisions generally described at pages 70 to 73 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $262.52 per share is based on the closing market price of the Company’s Common Stock on December 31, 2025.

(3)
Represents an RSU award granted to Mr. Cook on May 4, 2022. The award will vest as to 100% of the units on the fourth anniversary of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 70 to 73 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $262.52 per share is based on the closing market price of the Company’s Common Stock on December 31, 2025.

(4)
Represents an RSU award granted to Ms. King on February 25, 2025. The award will vest as to one-third of the units on each of the first three anniversaries of the date of grant. Dividend equivalents are not paid or accrued on unvested units. The award is subject to the post-termination and change-in-control provisions generally described at pages 70 to 73 under the heading “Potential Payments Upon Termination or Change in Control.” The reported market value of $262.52 per share is based on the closing market price of the Company’s Common Stock on December 31, 2025.

64 CONSISTENT HIGH PERFORMANCE

Executive Compensation
OPTION EXERCISES AND STOCK VESTED FOR 2025
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE(1) (#)	VALUE REALIZED ON EXERCISE(1) ($)	NUMBER OF SHARES ACQUIRED ON VESTING(2) (#)	VALUE REALIZED ON VESTING(2) ($)
Christophe Beck (PEO)	23,071	3,296,961	25,408	6,670,108
Scott D. Kirkland (PFO)	2,884	427,100	9,740	2,556,945
Darrell R. Brown	—	—	8,469	2,223,282
Gregory B. Cook	2,234	301,981	3,388	889,418
Margeaux M. King	—	—	—	—

(1)
Represents the aggregate number of shares and dollar amount realized by the NEO upon exercise of one or more stock options during 2025. The dollar amount realized on exercise represents the difference between the fair market value of our Common Stock on the exercise date and the exercise price of the option.

(2)
Includes the PBRSU shares earned by Messrs. Beck, Kirkland, Brown and Cook for the 2023-2025 performance period that ended on December 31, 2025 because performance targets were met. The value shown as realized is based on the number of shares earned for the 2023-2025 performance period using the per-share closing market price of our Common Stock of $262.52 on December 31, 2025, although shares were not issued until Compensation & HCM Committee certification of results on February 18, 2026.

ECOLAB PROXY STATEMENT 2026 65

Executive Compensation
PENSION BENEFITS FOR 2025
NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT(1) ($)
Christophe Beck (PEO)	Pension Plan	18.00	179,034
	Mirror Pension Plan	18.00	736,946
	SERP(2)	18.10	2,338,229
Scott D. Kirkland (PFO)	Pension Plan	20.00	252,289
	Mirror Pension Plan	20.00	208,780
Darrell R. Brown	Pension Plan	8.63	92,317
	Mirror Pension Plan	8.63	264,839
	Australia Plan	15.22	1,994,472
Gregory B. Cook	Pension Plan	28.00	834,561
	Mirror Pension Plan	28.00	641,121
Margeaux M. King	Pension Plan	18.00(3)	113,889
	Mirror Pension Plan	—	—

(1)
The table shows the actuarial present value of the accumulated benefit for each executive officer under the plans identified above as of December 31, 2025 (or November 30, 2025, for the Australia Plan).

▪
The actuarial present value is calculated using the same assumptions as are used by the Company for financial reporting purposes under generally accepted accounting principles, except that retirement age is assumed to be age 62. The present value is determined by using a discount rate of 5.30% for the Pension Plan and 4.80% for the Mirror Pension Plan and SERP for 2025 and assuming that benefits are vested at December 31, 2025. The present value of Mr. Brown’s current accrued benefit in the Australia Plan was determined based on a 4.53% discount rate and based on a conversion rate of 1.5267AUD = 1$U.S.

▪
The current accrued benefit for U.S. benefits is allocated between the tax-qualified Pension Plan and the related supplemental non-qualified plans based on the Internal Revenue Code limitations applicable to tax-qualified plans as of December 31, 2025.

▪
The present value of the Pension Plan, generally payable as a single life annuity, assumed mortality rates from the “Pre-2012 Mortality Table” with the MP-2021 projection scale and Endemic COVID scale. Mirror Pension and SERP annuities were valued assuming annual installment payments, or lump sums where available, using an interest rate of 5.08% and the mortality rates defined in the Mirror Pension and SERP plans as prescribed in Revenue Ruling 2001-62. Cash balance benefits were valued assuming future interest credits of 4.09% for periods after December 31, 2025. The cash balance annuity conversion for the SERP offset used the interest rate and mortality assumptions prescribed by the IRS under Internal Revenue Code Section 417(e) for pension lump-sum calculations at December 31, 2020, when the SERP benefit was frozen.

(2)
Includes 5.10 years of past service credit valued in the above table at $316,197.

(3)
Includes 18.00 years of past service due to a prior period of employment with the Company.

66 CONSISTENT HIGH PERFORMANCE

Executive Compensation
The pension benefits described above relate to the following non-contributory defined benefit plans maintained by the Company:
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Pension Plan(1)	Tax-qualified defined benefit plan that covers most U.S. employees of the Company and its U.S. affiliates.
Cash balance account credit at the end of each year equal to 3% of the participant’s compensation for that year plus an interest credit applied to the participant’s account balance on the first day of that year.
▪
Compensation includes base salary and annual cash incentive compensation for a plan year, and excludes long-term and non-cash incentive bonuses, up to IRS qualified plan compensation limit.

Vested after 3 years of continuous service.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is a single life only annuity for unmarried participants; joint and 50% survivor annuity for married participants.

▪
Optional forms of benefit include lump-sum and annuity options; death benefit to beneficiary if die before starting pension.

N/A — benefit payable at termination of employment; no subsidies for early retirement.
Mirror Pension Plan(1)	Non-qualified plan intended to restore benefits under the tax-qualified Pension Plan for certain executives whose benefits under the Pension Plan are reduced by Internal Revenue Code limits.	Same as Pension Plan, but only with respect to compensation and benefits that would otherwise exceed IRS qualified plan limits.	Vested after 3 years of continuous service and in the event of a change-in-control.
Actuarial equivalent value of account balance using mortality and interest factors prescribed by the IRS for cash balance plans.
▪
Normal form of benefit is 10 annual installments commencing after separation from service.

▪
Optional forms of benefits available to participants include 5-year annual installments, lump sum and annuity options.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — benefit payable at termination of employment; no subsidies for early retirement.

(1)
After December 31, 2020, Mr. Cook accrued benefits under the cash balance formula described above. From his entry into the plan through December 31, 2020, Mr. Cook earned monthly pension benefits under the “traditional” formula: 1/12 of the sum of: (a) years of credited service times 1% of “final average compensation” plus (b) years of credited service (not exceeding 35) times 0.45% of “final average compensation” minus “covered compensation.” “Final average compensation” is the average of the participant’s annual compensation for the five consecutive calendar years, that produce the highest average, counting the participant’s base salary and annual cash incentive compensation for a plan year, excluding any long-term and non-cash incentive bonuses and amounts above the IRS compensation limits for qualified plans, and taking into account only compensation earned through December 31, 2020. “Covered compensation” is the average Social Security taxable wage base over a 35-year period ending at a participant’s Social Security retirement age. Under the “traditional” formula, if Mr. Cook retires on or after age 55, his “traditional” formula benefits expressed in the form of an annuity are reduced by 1/280 for each month by which payment begins before age 62. Unreduced benefits may begin after attaining age 62. Mr. Cook is fully vested in these pension benefits. Certain other rules apply to benefits accrued prior to the effective date of IRC Section 409A.

ECOLAB PROXY STATEMENT 2026 67

Executive Compensation
KEY FEATURES OF PENSION PLANS
PENSION PLAN	PLAN DESCRIPTION	BENEFIT ACCRUAL FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
SERP
Non-qualified supplemental executive retirement plan intended to ensure a pension benefit that replaces a significant portion of the income of certain executives.
▪
Mr. Beck is the only NEO in this plan.

Maximum SERP benefit equals 2% of final average compensation multiplied by years of credited service (up to 30 years), reduced by the benefits payable under the Pension Plan, the Mirror Pension and 50% of the age 65 Primary Social Security benefit.
▪
Plan provides an additional “past service benefit” to certain executives hired by the Company after age 35 since the executive would not be able to earn the maximum benefit by age 65. Annual past service benefit equals 1% of the difference between final average compensation and annualized earnings at the time of joining the Company (“first year earnings”) multiplied by the difference between the executive’s age at date of hire and 35.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

▪
Benefit accruals frozen after December 31, 2020.

Vested after 10 years of service and age 55, or at age 65, and in the event of a change-in-control.
▪
Normal form of benefit, election of optional forms of benefit, and time of commencement the same as under the Mirror Pension.

▪
Payment is in a lump sum if the present value does not exceed $25,000 at time of distribution.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

Benefit reduced by 1/280th for each month by which the commencement date precedes age 62.
Australia Plan	Defined benefit pension plan covering certain employees of Ecolab in Australia, meeting local government requirements for broad-based retirement plans. ▪ Mr. Brown is the only NEO in this plan.
Benefit is equal to the greatest of:
▪
Amount determined in accordance with the formula of R x PS x FAE, where R is 15% per annum based on Mr. Brown’s membership category; PS is the participant’s plan service completed at the date the participant became a frozen member, with fractions of a year in complete days counting pro-rata; and FAE is the final pensionable earnings of the participant determined on the date of calculation/retirement, subject to a maximum of 7 x FAE;

▪
Twice the participant’s own basic contribution account; and

▪
Minimum requisite benefit under the Australian SG Act.

Mr. Brown does not accrue additional benefits with respect to his service or compensation earned or paid in 2024, other than an annual salary adjustment of 3% to reflect the passage of time.
			Mr. Brown is 100% vested.	Account balance is paid in a lump sum at termination of employment.	Eligibility at age 55 for full normal retirement benefit.
68 CONSISTENT HIGH PERFORMANCE

Executive Compensation
Non-Qualified Deferred Compensation for 2025
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY(1) ($)	REGISTRANT CONTRIBUTIONS IN LAST FY(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE BALANCE AT LAST FY(3) ($)
Christophe Beck (PEO)	353,258	264,944	682,861	5,019,745
Scott D. Kirkland (PFO)	140,744	105,558	120,183	823,751
Darrell R. Brown	140,744	105,558	192,446	1,470,902
Gregory B. Cook	89,418	67,063	367,480	2,425,604
Margeaux M. King	—	—	—	—

(1)
Reflects contributions credited to the NEO’s account in the Mirror Savings Plan described below, including deferrals on base salary earned in 2025 and annual cash incentive earned in respect of 2025 (which amounts are included in the Salary and Non-Equity Incentive Plan columns of the “Summary Compensation Table for 2025”, at page 59).

(2)
Reflects the Company’s matching contributions on the NEO’s deferral of base salary earned in 2025 and annual cash incentive earned in respect of 2025, which were credited to the NEO’s account in the Mirror Savings Plan described below (which amounts are included in the All Other Compensation column of the “Summary Compensation Table for 2025”, at page 59).

(3)
Amounts reported in the aggregate balance at last fiscal year end include the following amounts which were previously reported as compensation to the NEO in previous “Summary Compensation Tables”: Mr. Beck, $2,273,591 (Mr. Beck was an NEO in 2015-2017 and 2019-2024); Mr. Kirkland, $415,170 (Mr. Kirkland was an NEO in 2022-2024); Mr. Brown, $788,248 (Mr. Brown was an NEO in 2018 and 2022-2024); and Mr. Cook, $162,598 (Mr. Cook was an NEO in 2024). Ms. King has not previously been an NEO.

KEY FEATURES OF MIRROR SAVINGS PLAN
PLAN	PLAN DESCRIPTION	BENEFIT FORMULA	VESTING	BENEFIT PAYMENTS	EARLY RETIREMENT PROVISIONS
Mirror Savings Plan
Non-qualified defined contribution deferred compensation and excess benefit plan intended to restore benefits under the Company’s tax-qualified 401(k) plan for certain executives whose benefits under the 401(k) plan are reduced by Internal Revenue Code limits.

▪
Participants may defer 8% of base salary in excess of the Internal Revenue Code compensation limit for tax-qualified plans and up to 100% of annual cash incentive compensation for the calendar year.

▪
Company matching contribution is equal to: (i) 100% of the amount of the NEO’s deferrals that do not exceed 4% of covered compensation, plus (ii) 50% of the NEO’s deferrals that exceed 4% but do not exceed 8% of the NEO’s covered compensation.

▪
Compensation is determined without regard to IRS qualified plan compensation limit.

100% vested.
▪
Normal form is 10-year annual installments at separation from service, with optional forms of benefits of 5-year annual installments or a lump-sum.

▪
Payments of benefits subject to Internal Revenue Code Section 409A to “specified employees” are delayed until 6 months after separation from service, and further delayed in accordance with IRS rules if an executive changes the time or form of payment.

N/A — no early retirement provisions.
An account for Mirror Savings Plan benefits is maintained on the Company’s books in the name of each participating executive. The account is credited with phantom earnings at the same rate as earnings on externally managed investment funds available to participants in the Company’s tax-qualified deferred compensation plans. An executive is allowed to elect the investment fund or funds that will apply and may change the election at any time, provided that an executive officer is not permitted to elect the Company stock fund.
ECOLAB PROXY STATEMENT 2026 69

Executive Compensation
Potential Payments Upon Termination or Change in Control
The Company maintains certain plans, policies, and practices covering NEOs that will require it to provide incremental compensation upon certain types of terminations, including termination due to a change in control of the Company.
Overview
The following discussion describes additional amounts that the Company would pay or provide to an NEO or his or her beneficiaries as a result of termination of employment in each of the following situations: voluntary resignation, discharge for cause, discharge without cause, resignation due to constructive discharge, death or disability, and change in control of the Company. For purposes of this discussion, estimated benefits are calculated as if the termination and/or change in control occurred on December 31, 2025; PBRSU and RSU awards are valued based on the value of a share of the Company’s stock of $262.52, which is the closing price on December 31, 2025, the last business day of the Company’s fiscal year; and option awards are valued based on the difference between $262.52 and the per share exercise price of the respective awards.
As permitted by SEC rules, the following discussion and amounts do not include the payments and benefits that are not enhanced by the termination of employment or change in control. These payments and benefits are referred to in this discussion as “vested benefits.”
Voluntary Resignation or Retirement
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a voluntary termination of employment, unless the executive’s age and years of service qualify for special provisions applicable for retirement under the plans described below. Three of our NEOs, Mr. Beck, Mr. Brown and Mr. Cook, would have been eligible for some or all of such special retirement provisions as of December 31, 2025, as follows:
			ACCELERATED PORTION OF STOCK OPTIONS(3)		ACCELERATED PORTION OF PBRSUs(4)		TOTAL (EXCLUDING RETIREE LIFE INSURANCE) ($)
NAME	ANNUAL CASH INCENTIVE(1) ($)	RETIREE LIFE INSURANCE(2) ($)	NUMBER (#)	VALUE ($)	NUMBER (#)	VALUE ($)
Christophe Beck (PEO)	3,383,183	750,000	66,715	2,514,582	56,491	14,830,017	20,727,782
Darrell R. Brown	1,257,222	—	19,065	740,148	16,348	4,291,677	6,289,047
Gregory B. Cook	841,721	—	9,384	359,458	8,000	2,100,160	3,301,339

(1)
If termination is after age 55 and completion of at least five years of service, the executive would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table for 2025” at page 59.

(2)
Certain elected corporate officers, including Mr. Beck, who terminate employment at or after: (i) attaining age 55 and completing at least ten years of service or (ii) attaining age 65, are covered by an executive life insurance policy. Under the program, the beneficiary of the retired executive is entitled to a death benefit equal to two times the executive’s average compensation for the five consecutive years of employment preceding retirement which yields the highest average compensation, subject to a maximum of $750,000.

(3)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, the NEO would be entitled to accelerated vesting for options held at least six months and an extended, post-retirement exercise period of five years (or the remaining term of the options, if shorter). Otherwise, all options may be exercised at any time during the three months after termination of employment, but not beyond the original ten-year term of the option.

(4)
If termination is after: (i) age 55 and (ii) completion of at least five years of service, service-vesting conditions with respect to PBRSU awards held at least six months will be deemed satisfied, but vesting remains subject to the attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $262.52.

70 CONSISTENT HIGH PERFORMANCE

Executive Compensation
Discharge for Cause
The Company is not obligated to pay any amounts in addition to the NEO’s vested benefits in the event of a termination of employment for cause as defined under the Company’s stock incentive plans. Certain elected corporate officers, including Mr. Beck, with qualifying age and years of service would receive coverage under the retiree life insurance program described in the above section entitled “Voluntary Resignation or Retirement.”
Death or Disability
In the event of a termination as a result of death or disability, the NEO or his or her beneficiaries would be entitled to the following benefits in addition to his or her vested benefits:
	EXECUTIVE LONG-TERM DISABILITY BENEFITS(1) ($ PER MONTH)	EXECUTIVE LIFE INSURANCE(2) ($)	ANNUAL CASH INCENTIVE(3)	ACCELERATED PORTION OF STOCK OPTIONS(4)		ACCELERATED PORTION OF PBRSUs(5) AND RSUs(6)		TOTAL (EXCLUDING EXECUTIVE LIFE INSURANCE AND LONG-TERM DISABILITY BENEFITS) ($)
NAME				NUMBER (#)	VALUE ($)	NUMBER(7) (#)	VALUE(7) ($)
Christophe Beck (PEO)	35,000	9,000,000	3,383,183	131,669	2,514,582	83,772	21,991,825	27,889,590
Scott D. Kirkland (PFO)	35,000	—	1,257,219	34,083	713,119	22,354	5,868,372	7,838,710
Darrell R. Brown	35,000	—	1,257,222	35,845	740,148	23,396	6,141,918	8,139,288
Gregory B. Cook	32,500	—	841,721	18,045	359,458	20,033	5,259,063	6,460,242
Margeaux M. King	27,500	—	534,054	12,433	—	10,210	2,680,329	3,214,383

(1)
Certain executives who become “disabled” will, following a 180-day elimination period, receive payments from the Company equal to 60% of his or her base salary and annual cash incentive, reduced by the benefit paid under the Company’s insured long-term disability plan available to all full-time employees (which is limited to $15,000 per month). Total disability benefits are limited to $35,000 per month.

(2)
Mr. Beck is covered by an executive life insurance policy which provides his beneficiary with an insured basic executive death benefit equal to three times base salary and target annual cash incentive for the year preceding the death, subject to a maximum benefit of $9,000,000; for an accidental death, an additional amount equal to the lesser of the death benefit or $6,000,000; for a death while on Company business, an additional amount equal to the lesser of three times annual compensation for the year preceding the death or $6,000,000.

(3)
In the event of the executive’s death or disability, the NEO would receive their earned annual cash incentive under the Company’s annual cash incentive program as reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table for 2025” at page 59.

(4)
If employment terminates as a result of death or disability, the vesting of options is accelerated and the post-death/disability exercise period is extended to five years (or the remaining term of the options, if shorter). The closing stock price on December 31, 2025, the last business day of the Company’s fiscal year, of $262.52, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 64,954 options; Mr. Kirkland, 15,697 options; Mr. Brown, 16,780 options; Mr. Cook, 8,661 options; and Ms. King, 12,433 options.

(5)
If employment terminates as a result of death or disability, service-based vesting conditions on PBRSUs will be deemed satisfied, but vesting remains subject to attainment of performance goals. The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $262.52.

(6)
If employment terminates as a result of death or disability, the vesting of RSU awards is accelerated.

(7)
Amounts are with respect to PBRSUs for Messrs. Beck, Kirkland and Brown, and PBRSUs and RSUs for Mr. Cook (11,637 PBRSUs for $3,054,945 and 8,396 RSUs for $2,204,118) and Ms. King (5,222 PBRSUs for $1,370,879 and 4,988 RSUs for $1,309,450).

Discharge Not for Cause; Resignation Due to Constructive Discharge
The Company negotiates separation arrangements on a case-by-case basis if an executive’s employment is terminated involuntarily without cause or if the executive resigns as a result of a constructive discharge. Any such negotiated settlement would be conditioned on the executive signing a general release and waiver of claims against the Company and would typically require compliance with confidentiality and non-compete restrictions. Cash separation payments will generally be made in equal installments over regular payroll periods.
ECOLAB PROXY STATEMENT 2026 71

Executive Compensation
The PBRSU awards provide that vesting of the service-based vesting conditions will be accelerated on a pro-rated basis in the event an executive’s employment is terminated without cause, with payment of the pro-rated award subject to satisfaction of applicable performance criteria. In addition, the Compensation & HCM Committee may, at its discretion, accelerate the vesting of long-term incentive awards.
	PBRSUs
NAME	NUMBER (#)	VALUE(1) ($)
Christophe Beck (PEO)	29,275	7,685,273
Scott D. Kirkland (PFO)	8,271	2,171,303
Darrell R. Brown	8,583	2,253,209
Gregory B. Cook	4,175	1,096,021
Margeaux M. King	831	218,154

(1)
The listed value of the accelerated vesting of the PBRSUs for each of the NEOs assumes attainment of target performance, payment after the end of the performance period, and a stock price of $262.52.

Furthermore, if an executive’s position, age, and years of service qualify at time of termination, the executive would receive benefits under the same special provisions applicable for retirement as are described in the section entitled “Voluntary Resignation or Retirement” above. As noted in that section, three of our NEOs, Mr. Beck, Mr. Brown and Mr. Cook, would have been entitled to such special retirement provisions as of December 31, 2025.
Change in Control (Double Trigger)
The Company maintains a Change-in-Control Severance Compensation Policy (the “Policy”) which applies to elected officers (other than assistant officers) of the Company, including each NEO. The Policy provides for benefits if, within two years following a change in control, the officer’s employment with the Company is terminated without Just Cause (as defined in the Policy) or the officer voluntarily terminates employment for Good Reason (as defined in the Policy), conditioned on the executive’s execution of a general release and waiver of claims. The Policy does not provide a gross-up for the 280G excise tax. However, the Policy does provide for a reduction of payments if the Policy results in higher after-tax income to the participant due to 280G excise tax.
The Company’s stock incentive plans also provide for certain benefits at change in control as defined in those plans. Unless an outstanding option, PBRSU award or RSU award is continued, assumed, or replaced by the Company or the surviving or successor entity in connection with the change in control, or if such option or award is continued, assumed or replaced but an executive’s employment or other service is terminated without Cause or is terminated by the executive for Good Reason within two years after the change in control, then:
(i)
each of the executive’s outstanding options will become exercisable in full and remain exercisable for the remaining term of the option,

(ii)
each of the holder’s unvested RSU awards and PBRSU awards will fully vest, and

(iii)
any performance goals applicable to the holder’s PBRSU awards will be deemed to have been satisfied to the target level of performance.

However, in the event the awards are not continued, assumed or replaced by the Company or the surviving or successor entity, the Compensation & HCM Committee may elect to terminate such options or awards in exchange for a payment with respect to each option or award in an amount equal to the excess, if any, between the fair market value of the shares subject to the option or award immediately prior to the effective date of such change in control (which may be the fair market value of the consideration to be received in the change-in-control transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such option or award (or, if there is not excess, such option or award may be terminated without payment).
72 CONSISTENT HIGH PERFORMANCE

Executive Compensation
The table below summarizes the maximum additional payments the Company would be obligated to make if a qualifying termination in connection with a change in control occurred on December 31, 2025:
	SEVERANCE PAYMENTS				EQUITY AWARDS				TOTAL POTENTIAL VALUE(7) ($)
				(A)	(B)		(C)
	CASH LUMP SUM(1) ($)	OUTPLACEMENT SERVICE FEES(2) ($)	HEALTH INSURANCE PREMIUMS(3) ($)	TOTAL SEVERANCE PAYMENTS ($)	ACCELERATED PORTION OF STOCK OPTIONS		ACCELERATED PORTION OF PBRSU AND RSU AWARDS
NAME					NUMBER(4) (#)	VALUE(5) ($)	NUMBER (#)	VALUE(6) ($)
Christophe Beck	7,404,100	279,400	32,165	7,715,665	131,669	2,514,582	83,772	21,991,825	32,222,073
Scott D. Kirkland	3,530,100	172,200	32,165	3,734,465	34,083	713,119	22,354	5,868,372	10,315,957
Darrell R. Brown	3,530,100	172,200	20,490	3,722,790	35,845	740,148	23,396	6,141,918	10,604,856
Gregory B. Cook	2,470,000	130,000	32,165	2,632,165	18,045	359,458	20,033	5,259,063	8,250,686
Margeaux M. King	1,925,000	110,000	19,893	2,054,893	12,433	—	10,210	2,680,329	4,735,223

(1)
Cash severance payment equal to: (i) two times the sum of the officer’s base salary plus target annual cash incentive plus (ii) a pro-rated portion of the target annual cash incentive for the year of termination.

(2)
Up to 20% of base salary.

(3)
Subsidy on medical and dental continuation costs for 18 months based on premiums and elections in effect in December 2025.

(4)
Total number of unvested options as of December 31, 2025.

(5)
All options may be exercised at any time during the three months (or five years if retirement eligible) after termination of employment after the change in control, but not beyond the original ten-year term of the option. The closing stock price on December 31, 2025, the last business day of the Company’s fiscal year, of $262.52, is below the exercise price of certain stock options that would be accelerated and which are reported as having no intrinsic value, as follows: Mr. Beck, 64,954 options; Mr. Kirkland, 15,697 options; Mr. Brown, 16,780 options; Mr. Cook, 8,661 options; and Ms. King, 12,433 options.

(6)
Represents the value of PBRSU and RSU awards as of December 31, 2025, that would be accelerated at a stock price of $262.52. Amounts are with respect to PBRSUs for Messrs. Beck, Kirkland and Brown, and PBRSUs and RSUs for Mr. Cook (11,637 PBRSUs for $3,054,945 and 8,396 RSUs for $2,204,118) and Ms. King (5,222 PBRSUs for $1,370,879 and 4,988 RSUs for $1,309,450).

(7)
Represents the sum of amounts in Column (A) Total Severance Payments, (B) Accelerated Portion of Stock Options, and (C) Accelerated Portion of PBRSU and RSU Awards.

ECOLAB PROXY STATEMENT 2026 73

Executive Compensation
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain measures of financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis” beginning at page 43.
For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for each year shown are as follows:
YEAR	PEO	NON-PEO NAMED EXECUTIVE OFFICERS
2025	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Gregory B. Cook and Margeaux M. King
2024	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Machiel Duijser and Gregory B. Cook
2023	Christophe Beck	Scott D. Kirkland, Darrell R. Brown, Machiel Duijser and Lanesha T. Minnix
2022	Christophe Beck	Scott D. Kirkland, Lanesha T. Minnix, Laurie M. Marsh and Darrell R. Brown
2021	Christophe Beck	Daniel J. Schmechel, Angela M. Busch, Timothy P. Mulhere and Douglas M. Baker, Jr.
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1) ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4) ($)	VALUE OF FIXED $100 INVESTMENT BASED ON:		NET INCOME(7) ($ MILLIONS)	ADJUSTED EPS(8) ($)
YEAR					TOTAL SHAREHOLDER RETURN(5) (#)	PEER GROUP TOTAL SHAREHOLDER RETURN(6) ($)
2025	17,404,935	25,910,127	4,724,148	6,293,617	128.15	138.87	2,075.6	7.53
2024	16,390,924	30,060,002	4,457,093	7,908,132	113.22	125.63	2,112.4	6.65
2023	15,547,055	22,727,541	5,005,743	7,106,251	94.91	125.68	1,372.3	5.21
2022	8,720,419	2,627,030	4,044,487	2,631,032	68.80	111.67	1,091.7	4.49
2021	8,365,888	10,099,689	3,082,720	4,579,856	109.38	127.28	1,129.9	4.69

(1)
The dollar amounts reported in column (B) are the amounts of total compensation reported for the PEO in the “Total” column of the “Summary Compensation Table for 2025” for the applicable year.

(2)
The dollar amounts reported in column (C) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for 2025 to determine the compensation actually paid. Refer to our 2025 Proxy Statement for information on the calculation of “Compensation Actually Paid” for prior years.

YEAR	REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	REPORTED VALUE OF EQUITY AWARDS(a) ($)	EQUITY AWARD ADJUSTMENTS(b) ($)	REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS(c) ($)	PENSION BENEFIT ADJUSTMENTS(d) ($)	COMPENSATION ACTUALLY PAID TO PEO ($)
2025	17,404,935	(11,795,017)	20,699,058	(433,869)	35,020	25,910,127

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the “Summary Compensation Table for 2025.”

74 CONSISTENT HIGH PERFORMANCE

Executive Compensation
(b)
The amounts deducted or added in calculating the equity award adjustments are as follows:

YEAR	YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2025	11,538,885	7,511,850	—	1,648,323	—	—	20,699,058
The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c)
The amounts included in this column are the amounts reported in “Change in Pension and Non-Qualified Deferred Compensation” column of the “Summary Compensation Table for 2025.”

(d)
The total pension benefit adjustments include the actuarially determined service cost for services rendered by the PEO in 2025.

(3)
The dollar amounts reported in column (D) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the “Summary Compensation Table for 2025” in each applicable year.

(4)
The dollar amounts reported in column (E) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for 2025 to determine the compensation actually paid, using the same methodology described above in Note 2:

YEAR	AVERAGE REPORTED SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)	AVERAGE EQUITY AWARD ADJUSTMENTS(a) ($)	AVERAGE REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)	AVERAGE PENSION BENEFIT ADJUSTMENTS(b) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)
2025	4,724,148	(2,751,561)	4,423,179	(119,119)	16,970	6,293,617

(a)
The amounts deducted or added in calculating the equity award adjustments are as follows:

YEAR	AVERAGE YEAR END FAIR VALUE OF EQUITY AWARDS ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	AVERAGE FAIR VALUE AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR OVER YEAR AVERAGE CHANGE IN FAIR VALUE OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	AVERAGE FAIR VALUE AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FAIR VALUE OR TOTAL COMPENSATION ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2025	2,691,878	1,392,268	—	339,033	—	—	4,423,179

(b)
The pension benefit adjustment reflects an average service cost addition of $16,970.

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The beginning of the measurement period is December 31, 2020, and the end is the end of each fiscal year shown in the table.

(6)
Peer Group Total Shareholder Return reflects total shareholder return of the S&P 500 Materials Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(7)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
Our non-GAAP adjusted financial measure for diluted earnings per share excludes the impact of special (gains) and charges and the impact of discrete tax items. We include items within special (gains) and charges and discrete tax items that we believe can significantly affect the period-over-period assessment of operating results and not necessarily reflect costs associated with historical trends and future results. After tax special (gains) and charges are derived by applying the applicable local jurisdictional tax rate to the corresponding pre-tax special (gains) and charges. See “Performance Measures and Achievement  —  Adjusted EPS” in our CD&A for a reconciliation of this Non-GAAP measure to its most directly comparable financial measure calculated and presented in accordance with GAAP.

ECOLAB PROXY STATEMENT 2026 75

Executive Compensation
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s compensation programs are designed to enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. As required by Item 402(v) of Regulation S-K, the following is a list of performance measures, which in our assessment represents the most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for 2025:
▪ Adjusted diluted earnings per share
▪ Business unit operating income
▪ Business unit sales
▪ Organic return on invested capital
▪ Relative total shareholder return
DESCRIPTION OF RELATIONSHIPS BETWEEN INFORMATION PRESENTED
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR
Compensation Actually Paid ($ in millions)
Cumulative TSR (value of initial $100 investment)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$127.28
$111.67
$125.68
$138.87
$128.15
$125.63
$109.38
$113.22
$94.91
$68.80
$10.10
$4.58
$2.63
$2.63
$22.73
$7.11
$30.06
$7.91
$25.91
$6.29
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
Ecolab TSR
S&P 500 Materials Index TSR

76 CONSISTENT HIGH PERFORMANCE

Executive Compensation

COMPENSATION ACTUALLY PAID AND NET INCOME
Compensation Actually Paid ($ in millions)
Net Income ($ in millions)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
-$500.0
-$1,000.0
-$1500.0
$10.10
$4.58
$2.63
$2.63
$22.73
$7.11
$30.06
$7.91
$25.91
$6.29
$1,129.9
$1,091.7
$1,372.3
$2,112.4
$2,075.6
2021
2022
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Income (millions)

COMPENSATION ACTUALLY PAID AND ADJUSTED EPS
Compensation Actually Paid ($ in millions)
Adjusted EPS
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.0
2021
2022
2023
2024
2025
$10.10
$4.58
$2.63
$2.63
$22.73
$7.11
$30.06
$7.91
$25.91
$6.29
$4.69
$4.49
$5.21
$6.65
$7.53
PEO
Average for Non-PEO NEOs
Adjusted EPS

ECOLAB PROXY STATEMENT 2026 77

Executive Compensation
PAY RATIO DISCLOSURE
For the year ended December 31, 2025, the annual total compensation for our CEO was $17,404,935, as reported in the final column of the “Summary Compensation Table for 2025” at page 59, and the annual total compensation for our identified global median employee was $53,462, calculated in accordance with the rules applicable to the “Summary Compensation Table for 2025.” For the year ended December 31, 2025, the annual total compensation for our CEO was 326 times the annual total compensation for our global median employee.
We concluded that there were no significant changes to our employee population or employee compensation arrangements since 2023 that we believe would significantly impact our pay ratio disclosure. However, the median employee we had selected for 2023 had anomalous pay characteristics for 2024, and, thus, we substituted a substantially similar alternate median employee from the previously identified median group for 2024, whom we continued to use for 2025.
For purposes of identifying our global median employee, we used our global employee population as of November 1, 2023, which consisted of 53,048 total global employees, of whom 19,418 were employed in the United States and 33,630 were employed in foreign jurisdictions. As permitted by SEC rules, we excluded leased employees and independent contractors, as well as 2,599 employees in the following foreign jurisdictions:
COUNTRY	NUMBER OF EMPLOYEES
Lebanon	1
Suriname	1
Antigua and Barbuda	2
Jordan	2
Tunisia	4
Guam	7
Tanzania	19
COUNTRY	NUMBER OF EMPLOYEES
Uganda	23
El Salvador	26
Nicaragua	28
Ukraine	35
Honduras	40
Pakistan	74

COUNTRY	NUMBER OF EMPLOYEES
Venezuela	86
Malta	103
Vietnam	122
Egypt	202
Philippines	858
Indonesia	966

After giving effect to these exclusions, the number of global employees from which our global median employee was identified was 50,449. To identify the median employee, we first calculated the sum of base salary and target bonus for the global population. We annualized this amount for global employees who commenced employment during that period. For global employees paid in currencies other than U.S. dollars, we converted to U.S. dollars using treasury rates as of September 30, 2023. Upon calculating the median amount of compensation utilizing this methodology, we applied statistical sampling with the assistance of an outside expert to identify the population of global employees with compensation within a 5 percent range around the median. From this population of employees, we identified a median employee. The median employee we had selected for 2023 had anomalous pay characteristics for 2024, and, thus, we substituted a substantially similar median employee from this group for 2024, whom we continue to use for 2025.
We believe the pay ratio presented above is a reasonable estimate calculated in a manner consistent with applicable SEC rules. Because the SEC rules for identifying the global median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.
78 CONSISTENT HIGH PERFORMANCE

Executive Compensation
EQUITY COMPENSATION PLAN INFORMATION
The following table presents, as of December 31, 2025, compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.
PLAN CATEGORY	(a) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(b) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(c) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)
Equity compensation plans approved by security holders	6,137,302(1)	$199.23	17,081,775
Total	6,137,302(1)	$199.23	17,081,775

(1)
Includes 157,100 deferred compensation stock units earned by non-employee directors under our 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, 1,019,460 performance-based restricted stock units payable to employees under our 2010 and 2023 Stock Incentive Plans (assuming target performance), and 306,964 restricted stock units payable to employees under our 2010 and 2023 Stock Incentive Plan. All of the Common Stock equivalents described in this footnote (1) are not included in the calculation of weighted average exercise price of outstanding options, warrants and rights in column (b) of this table.

ECOLAB PROXY STATEMENT 2026 79

Audit-Related Matters
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. The Audit Committee assesses the independent auditor annually, and considers many factors, including:
▪
the firm’s independence and process for monitoring and maintaining its independence,

▪
the capabilities of the firm’s personnel and key members of the engagement team,

▪
how well the firm meets agreed objectives for the audit,

▪
the firm’s responsiveness,

▪
the firm’s objectivity,

▪
their knowledge of our business,

▪
their status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (“PCAOB”) as required by the Sarbanes-Oxley Act of 2002 and the Rules of the PCAOB,

▪
the reasonableness of the fees for the engagement, and

▪
the quality and frequency of communication with the Company and the Audit Committee.

The Audit Committee requires the lead engagement partner to rotate periodically, and no less frequently than every five years, to support their independence.
After assessing the qualifications, performance, and independence of PricewaterhouseCoopers LLP (“PwC”), which has served as this Company’s independent auditor since 1970, the Audit Committee appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2026, and to perform other appropriate services. The Audit Committee considered a number of factors in determining whether to re-engage PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2026, including:
▪
the firm’s professional qualifications and resources,

▪
the firm’s past performance,

▪
the firm’s capabilities in handling the breadth and complexity of our business,

▪
the length of time the firm has served in this role, and

▪
the potential impact of changing independent auditors which may include loss of efficiencies.

Representatives of PwC are expected to be present at our Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
PwC has provided professional services to the Company in 2025, the aggregate fees and expenses of which are reported at page 82.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required, the Board believes it is a matter of good governance to submit the appointment of PwC for stockholder consideration and ratification. If the appointment of PwC is not ratified, the Audit Committee will reconsider the matter but will not be required to change its decision to appoint PwC as independent registered public accounting firm. Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted FOR the ratification of the appointment of PwC.

80 CONSISTENT HIGH PERFORMANCE

Audit-Related Matters
AUDIT COMMITTEE REPORT
Our Audit Committee is comprised of the members listed below, each of whom the Board has determined to be independent under the NYSE listing standards, SEC rules, and our Corporate Governance Principles, and each of whom is financially literate as defined under NYSE listing standards. The Board has determined that Ms. Reich, Mr. Nowell and Ms. Whalen each qualify as audit committee financial experts as defined by SEC rules. The Audit Committee operates under a written Charter and the functions of the Committee are described under the heading “Board Committees — Audit Committee” at page 27 hereof. The Audit Committee’s Charter recognizes that it is the responsibility of management to prepare the Company’s financial statements in accordance with Accounting Principles Generally Accepted in the United States of America and to maintain an effective system of financial control; and that it is the responsibility of the independent auditors to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards. As recognized in the Charter, the Committee’s responsibilities include overseeing the work of the participants in the financial reporting and control process. The Audit Committee meets periodically with management, including with the Company employee primarily responsible for preparing financial statements, the employee primarily responsible for internal audit activities, the Company’s Chief Compliance Officer, and also meets periodically with the Company’s registered public accounting firm, PwC.
The Audit Committee has:
(i)
reviewed and discussed the audited consolidated financial statements of the Company as of December 31, 2025, and for the year then ended (the “Financial Statements”) with management which has represented that the Financial Statements were prepared in accordance with Accounting Principles Generally Accepted in the United States of America,

(ii)
discussed the Financial Statements with PwC (our independent registered public accounting firm), including the matters required to be discussed by the applicable requirements of the PCAOB and SEC, and

(iii)
received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PwC their independence.

The Committee has also considered and determined that PwC’s provision of non-audit services as described below under the heading “Audit Fees” do not compromise PwC’s independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
THE AUDIT COMMITTEE
Lionel L. Nowell III (Chair)	Shari L. Ballard	Michel D. Doukeris	Victoria J. Reich	Suzanne M. Vautrinot	Julie P. Whalen
Dated: February 18, 2026
ECOLAB PROXY STATEMENT 2026 81

Audit-Related Matters
AUDIT FEES
The following table presents fees for professional services rendered by PwC for the years ended December 31, 2025 and 2024.
	YEAR ENDED
FEE CATEGORY	2025 ($)	2024 ($)
Audit fees(1)	14,041,298	12,333,400
Audit-related fees(2)	348,185	243,000
Tax fees(3)	3,900,000	5,420,900
All other fees(4)	2,000	2,000
Total	18,291,483	17,999,300

(1)
Fees and expenses paid to PwC for:

(i)
annual audit (annual audit and quarterly reviews of the consolidated financial statements required to be performed in accordance with generally accepted auditing standards);

(ii)
404 attestation services (attestation services relating to the report on the Company’s internal controls as specified in Section 404 of the Sarbanes-Oxley Act);

(iii)
statutory audits (statutory audits or financial audits for subsidiaries or affiliates required to be performed in accordance with local regulations);

(iv)
regulatory financial filings (services associated with SEC registration statements, periodic reports, and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters);

(v)
incremental audit procedures related to acquisitions or other transactions; and

(vi)
consultations on accounting and disclosure matters.

(2)
Fees and expenses paid to PwC for:

(i)
agreed-upon procedures (agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory matters);

(ii)
attest services; and

(iii)
employee benefit plan audits (financial statement audits of pension and other employee benefit plans).

(3)
Fees and expenses paid to PwC for:

(i)
U.S. federal, state, and local tax advice (assistance with tax audits, technical interpretations, applicable laws and regulations, tax advice on mergers, acquisitions and restructurings), and compliance (preparation and/or review of tax returns including sales and use tax, excise tax, income tax, and property tax; consultation regarding applicable handling of items for tax returns, required disclosures, elections, and filing positions available to the Company);

(ii)
international non-U.S. tax compliance (preparation and review of income, local, VAT, and GST tax returns or other tax filings, required disclosures, elections and filing positions available to the Company), and international non-U.S. tax advice (assistance with tax examinations (but not legal or other representation in tax courts or agencies), advice on various matters including foreign tax credit, foreign income tax, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction, and tax advice on restructurings, mergers, and acquisitions); and

(iii)
transfer pricing (advice and assistance with respect to transfer pricing matters, including preparation of reports used by the Company to comply with taxing authority documentation requirements regarding royalties and inter-company pricing and assistance with tax exemptions).

(4)
This category includes fees for technical accounting publications and subscriptions.

All of the professional services provided by PwC in 2025 and 2024 were approved or pre-approved in accordance with policies and procedures of the Audit Committee and the Company. The Audit Committee has pre-approved projects for certain permissible non-audit services. Under the policies and procedures, requests for pre-approvals of permissible non-audit services must be accompanied by detailed documentation regarding specific services to be provided. The policies and procedures specify that:
▪
annual pre-approval of the audit engagement (including internal control attestation) is required;

▪
the independent auditor may not provide prohibited services;

▪
annual pre-approval is provided for employee benefit plan audits and special audits, as well as other attestation services;

▪
management and the independent auditors report to the Committee on all non-audit service projects and related fees;

▪
all services and fees are reviewed annually; and

▪
the Committee Chair has been delegated authority to approve specific permissible non-audit service projects and fees to ensure timely handling of unexpected matters.

Examples of permissible non-audit services under the policy include:
▪
merger/acquisition due diligence services;

▪
attest services;

▪
tax compliance, filings, and returns; and

▪
tax planning services, provided that such services are limited to projects having “known or accepted” outcomes.

82 CONSISTENT HIGH PERFORMANCE

Stockholder Proposal
PROPOSAL 4 — STOCKHOLDER PROPOSAL REGARDING AN INDEPENDENT BOARD CHAIR POLICY	The Board of Directors unanimously recommends that the stockholders vote AGAINST this stockholder proposal.
Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who owns no fewer than 100 shares of our Common Stock, has requested that the following proposal be included in this proxy statement and voted on at the Annual Meeting. The Company disclaims any responsibility for the accuracy or content of this proposal, which is presented in the form received from the proponent in accordance with SEC rules.
After careful consideration, the Board of Directors unanimously recommends that you vote AGAINST the stockholder proposal set forth below.
STOCKHOLDER PROPOSAL
Proposal 4 — Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. An independent Lead Director shall not be a substitute for an independent Board Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now to obtain the maximum benefit.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency , and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
An independent Board Chairman could help Ecolab deal with a relative plateau in its stock price. The Ecolab sock price was at $238 in 2021 and only at $255 in late 2025 despite a robust stock market.
An independent Board Chairman could also help Ecolab deal with headwinds like those that emerged in 2025:
Ecolab experienced market softness and declining demand in its Basic Industries and Paper segments, which represent 15% of sales.
Currency translation had a significant unfavorable impact on Ecolab’s financial results throughout 2025. This impact was estimated at 4% on adjusted earnings per share (EPS) growth for the full year.
Ecolab’s reported GAAP (Generally Accepted Accounting Principles) diluted EPS decreased in QI and Q3 of 2025. The Q3 GAAP EPS of $2.05 was down 20% year-over-year.
Ecolab faced capacity limitations in its water purification business, which constrained sales growth in its Life Sciences segment. To mitigate the impact of tariffs and increased supplier costs, Ecolab announced a 5% surcharge for all U.S. customers. This action could potentially affect customer relationships and retention.
ECOLAB PROXY STATEMENT 2026 83

Stockholder Proposal
Ecolab stock experienced short-term dips and volatility. Some analysts downgraded price targets , and the stock scored low on certain valuation metrics, suggesting it might be overvalued by some standard measures.
Please vote yes:
Independent Board Chairman — Proposal 4

RECOMMENDATION OF THE BOARD OF DIRECTORS

After careful consideration, our Board of Directors unanimously recommends that you vote AGAINST this proposal because of our commitment to independent board leadership (including a robust Lead Independent Director role) and the Board’s belief that the Company and our stockholders are best served by a flexible policy that allows the Board to determine the leadership structure that best meets the needs of the Company and its stockholders at any given time.

OUR COMMITMENT TO INDEPENDENT BOARD LEADERSHIP
The Board of Directors strongly believes that independent board oversight is vital. As a result, under our corporate governance framework, our Lead Director and independent directors have strong oversight of management and the Company’s governance and effectively oversee management and key issues facing our Company.
Robust Lead Director Role. Our Corporate Governance Principles require an independent Lead Director at any time when the Chairman also holds the office of Chief Executive Officer (“CEO”) or is otherwise not independent.
Our Lead Director is elected annually by a majority of the independent directors after recommendation of the fully independent Governance Committee. The Lead Director has a clearly defined and robust role in managing the Board.

Robust Responsibilities and Powers of the Lead Director
▪
Calling meetings of the independent directors.

▪
Presiding over meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, which occur at every regularly scheduled meeting of the Board.

▪
Acting as a liaison between the Chairman and the independent directors.

▪
Reviewing and approving meeting schedules to assure there is sufficient time for discussion of agenda items.

▪
Reviewing and approving information sent to the directors.

▪
Reviewing and approving meeting agendas and participants at meetings of the Board, as well as seeking Board input on agenda items.

▪
Engaging with stockholders in appropriate circumstances.

Our Corporate Governance Principles provide that the Lead Director should rotate every four to six years, which promotes the Lead Director’s independence. David MacLennan has served as our Lead Director since May 2023.
Independent Director Oversight. Currently, all of our directors, with the exception of Mr. Beck, are independent in accordance with the listing standards of the New York Stock Exchange, the rules and regulations of the SEC, applicable law, and the Board’s independence policy. In addition, each of the Audit, Compensation & Human Capital Management, Finance, and Governance Committees is comprised solely of, and chaired by, independent directors. Additionally, the Safety, Health & Environment Committees is comprised of a majority of, and chaired by, independent directors. As a result, independent directors are responsible for overseeing key matters, including, among other items, the integrity of Ecolab’s financial statements, the evaluation of the Board’s and the Committees’ performance, Ecolab’s executive compensation, the nomination of directors, the composition and leadership of each Board committee, and the selection of the Lead Director.
84 CONSISTENT HIGH PERFORMANCE

Stockholder Proposal
This robust independent oversight is supported by strong corporate governance practices.

Strong Corporate Governance Practices Further Independent Oversight
▪
Individual directors and Board committees have direct access to Ecolab’s senior management.

▪
The Board and its committees may retain independent advisors and consultants, including the Company’s public accounting firm, compensation consultant, and others.

▪
Our Lead Director chairs executive sessions of independent directors without the CEO present, which occur at every regularly scheduled meeting of the Board.

▪
The Governance Committee leads a review of the Board’s performance and effectiveness each year as well as evaluates the CEO’s performance with feedback from all of the independent directors.

▪
The Governance Committee reviews the structure of the Board annually, including whether the current model of having a combined Chairman and CEO role is in the best interests of the Company and stockholders.

▪
The Governance Committee nominates and recommends to the Board all independent directors, committee chairs and committee members, and the Chairman does not actively participate in the nomination processes.

▪
The Compensation & Human Capital Management Committee reviews and approves the corporate goals and objectives relevant to CEO compensation and sets the CEO’s compensation based on the evaluation of CEO performance in light of those goals and objectives.

▪
Directors are elected annually, offering stockholders an opportunity to provide input on director performance.

FLEXIBILITY IN BOARD LEADERSHIP STRUCTURE IS MORE SUITABLE THAN THE PROPOSAL’S PRESCRIPTIVE APPROACH
The Board also strongly believes that stockholders are best served by not having a fixed policy on whether the offices of Chairman and CEO are to be held by one person or not. This allows for the Board to re-evaluate the needs of the Company from time to time and make determinations regarding Board leadership based upon then-existing conditions, including business needs, stockholder preferences and feedback, and individual director skills and experiences. This proposal would remove this flexibility and narrow the governance arrangements that the Board may consider, which could in certain instances be contrary to the best interests of our stockholders.
At Ecolab, the roles of Chairman and CEO were historically combined, and then split when Mr. Beck was first appointed CEO in 2021. The Board’s decision to separate the roles of Chairman and CEO at that time enabled Mr. Beck to assume leadership of the Company while the Chairman and former CEO, Mr. Douglas Baker, managed the duties of Chairman of the Board.
In connection with Mr. Baker’s retirement from Ecolab in May 2022, the Board undertook extensive deliberations regarding the Board’s leadership structure at numerous meetings, including the merits of separating or combining the Chairman and CEO roles and whether the Chairman role should be held by an independent director. The Board gave thorough consideration to a number of factors, including the size and complexity of Ecolab’s business, the Company’s performance and strategy, the composition of the Board, Ecolab’s corporate governance practices, market practice, and Ecolab’s stockholder base and investor views and engaged third party consultants to provide additional insight and enhance the Board’s deliberations. The Board also reflected upon the Company’s strong, independent oversight function exercised by the Board, as well as the independent leadership provided by the independent Lead Director.
After considering these factors and evaluating the leadership, qualifications, and performance of Mr. Beck in his roles as CEO and a director, the Board determined that it was again in the best interests of the Company to combine the roles of Chairman and CEO under Mr. Beck, while preserving the important role of the Lead Director, for the following reasons:
ECOLAB PROXY STATEMENT 2026 85

Stockholder Proposal

▪
the benefits to the decision-making process with a leader who is both Chairman and Chief Executive Officer;

▪
the significant operating experience and qualifications of Mr. Beck, including 18 years at Ecolab where he held leadership roles within the Water, International and Institutional businesses;

▪
the importance of deep Ecolab knowledge in exercising business judgment in leading the Board;

▪
the size and complexity of our business;

▪
the significant business experience and tenure of our independent directors; and

▪
the qualifications and role of our Lead Director.

The Board re-evaluates its leadership structure each year and considers whether it remains appropriate. As set out under “Corporate Governance — Board Leadership Structure” on page 25, the Board continues to believe that at this time, combining our CEO and Chairman offices, along with an independent Lead Director, is the most appropriate leadership structure for the Company and best serves the interests of our stockholders for the reasons stated above.
Moreover, the Board believes that the appointment of Mr. Darrell Brown as the Chief Operating Officer of the Company in October 2022 further strengthens Mr. Beck’s ability to serve as CEO and Chairman, as this appointment provides Mr. Beck additional time to address his duties as Chairman and CEO of the Company.
STOCKHOLDERS REJECTED THIS PROPOSAL IN RECENT YEARS
The proponent submitted similar proposals in 2014, 2015, 2019, 2023, and 2024. Our stockholders rejected each of these proposals. In 2024, we reached out to stockholders representing over 50% of our outstanding shares and our stockholders generally supported the current Board leadership structure with a combined Chairman/CEO and a strong independent Lead Director.
In view of our highly independent board structure, strong corporate governance practices and proven track record of success, the Board believes that this stockholder proposal’s rigid approach to our Board leadership structure is not necessary and not in the best interest of our stockholders.
BOARD OF DIRECTORS’ RECOMMENDATION

For the reasons stated above, the Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
Unless a contrary choice is specified, proxies solicited by our Board of Directors will be voted AGAINST the stockholder proposal.

As with all proposals, if the stockholder proposal is not properly presented by the proponent at the Annual Meeting, the Company reserves the right not to hold a vote on this proposal at the Annual Meeting.
86 CONSISTENT HIGH PERFORMANCE

General Information
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
DATE AND TIME	VIRTUAL MEETING	WHO MAY VOTE
Thursday, May 7, 2026 9:30 a.m., Central Time	Visit www.virtualshareholdermeeting.com/ECL2026	Stockholders as of the close of business on the record date, March 10, 2026
VOTING PROCEDURES
Who is Entitled to Vote at the General Meeting?
As of March 10, 2026, the record date for the meeting, there were 282,423,768 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Common Stock held by Ecolab in our treasury is not counted in shares outstanding and will not be voted. All valid proxies received by the deadlines set forth below will be voted according to the instructions thereon. For holders of Common Stock, if you return a valid proxy but do not provide specific instructions, shares represented by the proxy will be voted in accordance with the Board of Directors’ recommendations.
How do I Register My Vote?
PRIOR TO THE ANNUAL MEETING
ONLINE
You may vote by proxy by visiting www.proxyvote.com and entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

MOBILE DEVICE	Scan the QR code using your mobile device to go to www.proxyvote.com.
TELEPHONE	Call 1-800-690-6903 using any touch-tone telephone. The availability of telephone voting may depend on the voting procedures of the organization that holds your shares.
MAIL	Mark, sign, and date your proxy card or voting instruction form and return it in the postage-paid envelope.

DURING THE ANNUAL MEETING
ONLINE
You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ ECL2026, entering the 16-digit control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 9:30 a.m., Central Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system. If you experience technical difficulties during the check-in process or during the meeting please call the number listed on the virtual stockholder meeting landing page for assistance.

ECOLAB PROXY STATEMENT 2026 87

General Information
How do I Vote My Proxy?
You may vote by submitting a valid proxy prior to the Annual Meeting. We recommend you submit your proxy even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote during the meeting, thereby canceling any proxy previously submitted.
Voting instructions are included on your proxy card. If you properly complete your proxy and submit it to us in time to be tabulated, one of the individuals named as your proxy will vote your Common Stock as you have directed. You may vote for or against each proposal, or you may abstain from voting on a proposal. With respect to the election of directors, you may vote for or against each nominee, or you may abstain from voting on the election of one or more nominees.
Can I Revoke My Proxy?
You may revoke your proxy at any time before it is voted by:
Timely delivery of a valid, later-dated proxy, including a proxy given by telephone or Internet	Timely delivery of written notice that you have revoked your proxy to: Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	Attending our Annual Meeting and voting electronically by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice, as applicable
QUORUM, ABSTENTIONS, AND BROKER NON-VOTES
What is a Quorum?
A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is a quorum. Abstentions and broker non-votes count as present for establishing a quorum. Common Stock held by Ecolab in our treasury does not count toward a quorum.
What does an Abstention Mean?
Shares voted “ABSTAIN” are not counted as votes cast and will have no effect on the proposals to be voted on at the Annual Meeting.
What are Broker Non-Votes?
Broker non-votes occur on a proposal when the beneficial owner of Common Stock does not submit voting instructions to a broker or bank. Under New York Stock Exchange rules, brokers, banks, and other nominees generally will have discretionary authority to vote shares in absence of instructions on “routine” matters and will not have discretion to vote shares on non-routine matters. Broker non-votes, if any, are not counted as votes cast for any purpose in determining whether a matter has been approved. In order for their views to be represented at the meeting, we strongly urge all beneficial owners to provide specific voting instructions on all matters to be considered at the meeting to their record-holding brokers.
88 CONSISTENT HIGH PERFORMANCE

General Information
VOTE TABULATION
How are Votes Counted?
The vote on each proposal will be tabulated as follows:
PROPOSAL		BOARD RECOMMENDATION	VOTING REQUIREMENT
1	Election of director nominees	FOR each director nominee
Each nominee will be elected to the Board if they receive a majority of the votes cast. Votes cast with respect to a nominee include votes for or against a nominee and exclude abstentions and broker non-votes.
If an uncontested nominee for director does not receive an affirmative majority of FOR votes, he or she is expected to promptly offer his or her resignation to the Board’s independent Governance Committee. That committee will then make a recommendation to the Board as to whether the offered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the offered resignation and the rationale behind it within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the recommendation of the Governance Committee or the Board’s decision with respect to his or her resignation.

2	Advisory vote to approve the compensation of our Named Executive Officers disclosed in this Proxy Statement	FOR
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the compensation of executives disclosed in this Proxy Statement.

3	Ratification of appointment of independent registered public accounting firm	FOR
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute ratification of the appointment of PricewaterhouseCoopers LLP.

4	Proposal regarding an Independent Board Chair Policy	AGAINST
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote will constitute approval of the proposal, if properly presented at the meeting.

What is Discretionary Voting?
We are not currently aware of any other business to be acted upon at our Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your Common Stock or act on those matters according to their best judgment, including to adjourn the Annual Meeting.
When Can a Meeting Adjournment Occur?
Adjournment of our Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of Common Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting. We do not currently intend to seek an adjournment of the Annual Meeting.
ECOLAB PROXY STATEMENT 2026 89

General Information
VOTING BY PLAN PARTICIPANTS
How do Plan Participants Vote their Shares?
Generally, you will receive only one notice, proxy card or voting instruction form covering all the shares you hold:
▪
in your own name;

▪
in the Dividend Reinvestment Plan sponsored by Computershare Trust Company, N.A., if any; and

▪
if you participate in one or more of the following Plans:

▪
the Ecolab Savings Plan and ESOP*; or

▪
the Ecolab Puerto Rico Savings Plan*; or

▪
the Ecolab Stock Purchase Plan administered by Computershare Trust Company, N.A.; or

▪
the Ecolab Canada Share Purchase Plan administered by Computershare Trust Company of Canada.

*
If you participate in the Ecolab Savings Plan and ESOP or the Ecolab Puerto Rico Savings Plan, you are entitled to direct the respective plan trustee to vote (or not to vote) the equivalent number of shares of Common Stock credited to your Plan account. Your proxy card will serve as a voting instruction to the Trustee and if your instructions are timely received, the Trustee will follow your voting instructions. If you do not timely submit your voting instructions, the Trustee will vote your Plan shares in the same proportion as to each respective proposal as the shares for which voting instructions have been received from other Plan participants. To allow sufficient time for voting of your shares by the Trustee, your voting instructions should be received by May 4, 2026, to ensure tabulation.

If you hold Ecolab shares through any other Ecolab plans, you will receive voting instructions from that plan’s administrator.
LIST OF REGISTERED STOCKHOLDERS
Is there a List of Registered Voters Available for Inspection?
A list of the registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting ten days prior to the meeting during normal business hours:
AT OUR OFFICE	BY CONTACTING THE CORPORATE SECRETARY BY TELEPHONE OR EMAIL
Ecolab Inc. 1 Ecolab Place St. Paul, MN 55102	(651) 250-3323	ECLCorporateSecretary@ecolab.com
OTHER INFORMATION
Householding Information
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy soliciting material. This means that you and other holders of our Common Stock in your household may not receive separate copies of the Company’s Proxy Statement, Notice of Availability of Proxy Materials, or Annual Report. We will promptly deliver an additional copy of these documents to any stockholder upon request to:
BY CONTACTING THE CORPORATE SECRETARY BY MAIL, TELEPHONE, OR EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	(651) 250-3323	ECLCorporateSecretary@ecolab.com
If you desire to reduce the number of copies mailed to your household, please contact your bank or broker.
90 CONSISTENT HIGH PERFORMANCE

General Information
Proxy Solicitation Costs
This proxy is solicited by our Board of Directors. We will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks, or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation of proxies for a fee of $20,000 plus expenses. Proxies may also be solicited by certain directors, officers, and employees of the Company without extra compensation.
2027 Stockholder Proposals and Director Nomination
Stockholder Proposals for Inclusion in the Proxy Statement for the 2027 Annual Meeting
If a stockholder wishes to have a proposal formally considered at the 2027 Annual Meeting of Stockholders and included in the Company’s Proxy Statement for that meeting, the proposal must be received by the Corporate Secretary at our headquarters no later than November 23, 2026, and must comply with the other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
Director Nominations for Inclusion in the Proxy Statement for the 2027 Annual Meeting
The Board has implemented a proxy access provision in our By-Laws, which allows a stockholder or group of up to 20 stockholders owning in aggregate 3% or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors in office or two nominees, whichever is greater, provided the stockholder(s) and nominee(s) satisfy the requirements in the By-Laws. If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s Proxy Statement for the 2027 Annual Meeting of Stockholders pursuant to these proxy access provisions in our By-Laws, proper written notice of any such nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on October 24, 2026, and no later than the close of business on November 23, 2026, and the nomination must otherwise comply with our By-Laws.
Other Proposals for Director Nominations for Presentation at the 2027 Annual Meeting
Under our By-Laws, if a stockholder wishes to present other business or nominate a director candidate at the 2027 Annual Meeting of Stockholders without seeking to have the matter included in the proxy materials, proper written notice (including information required under Rule 14a-19) of any such business or nomination must be received by the Corporate Secretary at our headquarters no earlier than the close of business on December 8, 2026, and no later than the close of business on January 7, 2027. If, however, the 2026 Annual Meeting is not within 30 days before or after the anniversary of this year’s Annual Meeting, such notice must be received by the Corporate Secretary at our headquarters no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. If a stockholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the Annual Meeting.
Where to Send Stockholder Proposals or Director Nominations
All notices of proposals or nominations, as applicable, must be addressed to the Corporate Secretary of Ecolab:
BY MAIL	BY EMAIL
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102	generalcounsel@ecolab.com
Our Corporate Governance Principles provide that, with respect to director candidates nominated by stockholders to be included on a universal proxy card (SEC Rule 14a-19), the Chairman of the Company’s stockholders’ meeting or the Board will determine the nominee’s eligibility for inclusion on the universal proxy card based on the nomination satisfying the requirements of Rule 14a-19, applicable law and the applicable provisions in the Company’s By-laws.
ECOLAB PROXY STATEMENT 2026 91

General Information
Annual Report to Stockholders
The Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (excluding the exhibits thereto) will be made available to stockholders at the same time as this Proxy Statement. If any person who was a beneficial owner of the common stock of the Company on March 10, 2026, desires a complete copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including the exhibits thereto, they will be provided with such materials without charge upon written request.
BY MAIL	ONLINE
Ecolab Inc. Attention: Corporate Secretary 1 Ecolab Place St. Paul, MN 55102 The request should identify the requesting person as a beneficial owner of the Company’s stock as of March 10, 2026.	The Company’s Form 10-K, including the exhibits thereto, is also available through the SEC’s website at: www.sec.gov
Voluntary Electronic Receipt of Future Proxy Materials

Ecolab is pleased to deliver proxy materials electronically via the internet. Electronic delivery allows Ecolab to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

As a company with global manufacturing operations, we work tirelessly to minimize our total carbon footprint. Climate change must be managed with the urgency it demands, and we are committed to leading the way while supporting others who are doing their part. As we focus on building a positive future, that means turning net zero commitments into results.

WE ENCOURAGE OUR STOCKHOLDERS TO ENROLL IN E-DELIVERY

Online at www.proxyvote.com	Scan the QR code

YOUR ADOPTION OF ELECTRONIC DELIVERY OF PROXY MATERIALS WILL HELP BRING US CLOSER TO OUR GOALS TO ELIMINATE APPROXIMATELY 220,577 SETS OF PROXY MATERIALS AND TO REDUCE THE IMPACT ON THE ENVIRONMENT BY:

using approximately 523 fewer tons of wood, or 3,140 fewer trees (48.7 acres of forest)	saving approximately 2.8 million gallons of water, or the equivalent of filling approximately 127 swimming pools
using approximately 3.34 million fewer BTUs, or the equivalent of the amount of energy used by 3,970 residential refrigerators for one full year	eliminating approximately 146,000 pounds of solid waste
using approximately 1.8 million fewer pounds of greenhouse gases, including CO2, or the equivalent of 166 automobiles running for one year	reducing hazardous air pollutants by approximately 209 pounds
Environmental impact estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.
92 CONSISTENT HIGH PERFORMANCE

General Information
Cautionary Note about Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets, and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations, and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be in Ecolab’s Annual Report on Form 10-K, Forms 10-Q, and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Forward-looking and other statements in this document may also address our sustainability initiatives, goals, targets and progress, and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future and performance against our goals and targets may differ from such forward-looking statements in such event.
Website References
Website references included throughout this Proxy Statement are provided for convenience. The content on the referenced websites is not incorporated herein and is not part of this Proxy Statement.
Other Matters
The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement. If any other business is properly brought before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the proxy holders to vote on such business in accordance with their judgment.
By Order of the Board of Directors,
Jandeen M. Boone EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
March 23, 2026
ECOLAB PROXY STATEMENT 2026 93

APPENDIX A
Reconciliation of Non-GAAP Financial Measures
This Proxy Statement includes financial measures that have not been calculated in accordance with U.S. GAAP. These non-GAAP measures include organic sales, organic operating income margin and adjusted diluted EPS. We provide these measures as additional information regarding our operating results. We use these non-GAAP measures internally to evaluate our performance and in making financial and operational decisions, including with respect to incentive compensation. We believe that our presentation of these measures provides investors with greater transparency with respect to our results of operations and that these measures are useful for period-to-period comparison of results.
These non-GAAP measures are not in accordance with, or an alternative to U.S. GAAP and may be different from non-GAAP measures used by other companies. You should not rely on any single financial measure when evaluating our business. We recommend that investors view these measures in conjunction with the U.S. GAAP measures, and we have provided reconciliations of reported U.S. GAAP amounts to the non-GAAP amounts below.
	Twelve Months Ended December 31
(millions, except percent)	2025	2024
Net sales
Reported GAAP net sales	$16,081.2	$15,741.4
Impact of Ovivo Electronics on net sales	(3.7)	—
Non-GAAP adjusted net sales	16,077.5	15,741.4
Effect of foreign currency translation	(514.0)	(468.0)
Non-GAAP adjusted fixed currency sales	15,563.5	15,273.4
Effect of acquisitions and divestitures	(87.2)	(248.4)
Non-GAAP organic sales	$15,476.3	$15,025.0

Operating income
Reported GAAP operating income	$2,737.6	$2,802.4
Special (gains) and charges at public currency rates	162.6	(183.6)
Impact of Ovivo Electronics on operating income	0.5	—
Non-GAAP adjusted operating income	2,900.7	2,618.8
Effect of foreign currency translation	(115.9)	(103.4)
Non-GAAP adjusted fixed currency operating income	2,784.8	2,515.4
Effect of acquisitions and divestitures	(10.6)	(52.7)
Non-GAAP organic operating income	$2,774.2	$2,462.7

Operating income margin
Reported GAAP operating income margin	17.0%	17.8%
Non-GAAP organic operating income margin	17.9%	16.4%

Diluted EPS attributable to Ecolab
Reported GAAP diluted EPS	$7.28	$7.37
Special (gains) and charges, after tax	0.45	(0.44)
Discrete tax net (benefit) expense	(0.21)	(0.28)
Impact of Ovivo Electronics on diluted EPS	0.01	—
Non-GAAP adjusted diluted EPS	$7.53	$6.65
94 CONSISTENT HIGH PERFORMANCE

Delivering innovations for the next century.

Ecolab offers water, hygiene and infection prevention solutions and services to advance food safety, maintain clean and safe environments and optimize water and energy use.

FSC
www.fsc.org
MIX
Paper | Supporting responsible forestry
FSC® C110426

REDUCE, REUSE, RECYCLE

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ECOLAB®
PROTECTING WHAT'S VITAL™

Global Headquarters
1 Ecolab Place, St. Paul, MN 55102
1 800 2 ECOLAB

©2026 Ecolab USA Inc. All rights reserved. 63493-8000-0126

ECOLAB INC.
CORPORATE SECRETARY
1 ECOLAB PLACE
ST. PAUL, MN 55102-2739

SCAN TO VIEW MATERIALS & VOTE

Have the 16-digit control number that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow prompts to vote the shares.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V87904-P41893

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

ECOLAB INC.

1. Election of Directors.

Nominees:	For	Against	Abstain
1a. Judson B. Althoff	☐	☐	☐
1b. Shari L. Ballard	☐	☐	☐
1c. Christophe Beck	☐	☐	☐
1d. Michel D. Doukeris	☐	☐	☐
1e. Eric M. Green	☐	☐	☐
1f. Marion K. Gross	☐	☐	☐
1g. Michael Larson	☐	☐	☐
1h. David W. MacLennan	☐	☐	☐
1i. Tracy B. McKibben	☐	☐	☐
1j. Lionel L. Nowell III	☐	☐	☐
1k. Suzanne M. Vautrinot	☐	☐	☐
1l. Julie P. Whalen	☐	☐	☐
1m. John J. Zillmer	☐	☐	☐

The Board of Directors recommends you vote FOR management proposals 2 and 3:

	For	Against	Abstain
2. Approve, on an advisory basis, the compensation of our named executive officers disclosed in the Proxy Statement.	☐	☐	☐
3. Ratify the appointment of PricewaterhouseCoopers LLP as Ecolab's independent registered public accounting firm for the current year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote AGAINST stockholder proposal 4:

	For	Against	Abstain
4. Vote on a stockholder proposal regarding an independent board chair policy, if properly presented at the meeting.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VIEW MATERIALS &VOTEAs a.stockholder of Ecolab Inc you have. the option of voting the. shares electronically through the Internet or on the telephone or by mail. Votes submitted electronically over the Internet or by telephone must be received by 11.59 PM Eastern Time on May 6., 2026 for shares held directly and by 11 59 PM Eastern Time on May .4,.2026 for shares held in a Plan.M VOTE BY INTERNETs'l_÷.1" Before the Annual Meeting - Go to vvvvvv.proxyvote.com or scan the QR Barcode above.Have the 16-dig itcontrol num berthatis printed in the box marked bythe arrow lxxxx>000cx)oo(x)ooci available and follow prompts to vote the shares.DURING THE ANNUAL MEETING - Go to www.virtualshareholdermeeting.com/ECL2026. You may attend the meeting via the Internet, submit questions and vote during the meeting when the polls are open Have the 1.6-digit control number available that is printed in the hox marked by the arrow —)D000cxxxxxxxxxxxxl and follow the prompts to register for access to the virtual meetingand to vote the shares.tr.& VOTE BY PHONELa Call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or returnit to Vote Processing, do Broadridge, 51 Mercedes Way, Edgewood, NY 11717gla ELECTRONIC DEUVERY OF FUTURE PROXY MATERIALS e If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V87904-P41893KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials:The Notice and Proxy Statement and Annual Report are available at vvvvvv.proxyvote.com.V IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.V Proxy — Ecolab Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSECOLAB INC.ANNUAL MEETING OF STOCKHOLDERSMAY 7, 2026The undersigned hereby appoints Christophe Beck, Jandeen M. Boone and Youhao Dong, and each of them, with full power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held virtually at vvvvw.virtualshareholdermeeting.condECL2026 at 9:30 a.m. Central Time on Thursday, May 7, 2026, and at any adjournment or postponement thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed on the reverse side with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting.This proxy will be voted as specified by the undersigned. If no such direction is given, your proxies will have the authority to vote "FOR" each of the nominees listed in proposal 1, "FOR" on proposals 2 and 3, "AGAINST" on proposal 4 and in the discretion of the proxy holder on any other matter that may properly come before the annual meeting and any adjournment or postponement thereof.The tabulator cannot vote the shares unless you sign and return this card, or you use the telephone or Internet voting services to cast your proxy.Continued and to be signed on reverse side